INFORMATION STATEMENT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[   ]  Preliminary Information Statement   [  ] Confidential, For Use of the
[ X ]  Definitive Information Statement         Commission by Rule 14a-5(d)(2)
       (Supplement to)

                                   ORBIS, INC.
             (Exact Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

[ X ]  Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11

       1)  Title of each  class of  securities  to  which  transaction  applies:
                       Common
           --------------------------------
       2)  Aggregate number of securities to which transaction applies:
                     5,000,237
           --------------------------------
       3)  Per unit  price or other  underlying  value of  transaction  computed
           pursuant to Exchange Act Rule 0-11            $1.00            .
                                             ------------------------------
       4)  Proposed maximum aggregate value of transaction:   $5,000,237(i)
                                                           --------------------

                            CALCULATION OF FILING FEE

       Transaction Valuation                                Amount of Filing Fee
           $5,000,237                                              $1,000

       (1) For purpose of calculating fee only. The amount assumes transfer of Common Stock totalling $5,000,237

[ X ]   Fee paid previously with preliminary materials.

[   ]   Check box if any  part  of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amounts previously paid:       $1,000
                              --------------------
2)   Form, Schedule or Registration Statement No.:          000-15520
                                                  -----------------------------
3)   Filing Party:   Orbis, Inc, by O'Connor Broude & Aronson (617) 890-6600
                   ------------------------------------------------------------




                                                   AMENDED INFORMATION STATEMENT


                                   ORBIS, INC.
                                2 CHARLES STREET
                         PROVIDENCE, RHODE ISLAND 02904

                              INFORMATION STATEMENT
                              ---------------------

                            -------------------------

            SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AT 10:00 A.M.
                               ON DECEMBER 5, 1996

                            -------------------------

             THIS IS AN INFORMATION STATEMENT. WE ARE NOT ASKING YOU
            FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

                            -------------------------

To the Stockholders of
Orbis, Inc.

         This Information Statement relates to a Special Meeting of Stockholders of Orbis, Inc. ("Orbis") to be held on December 5, 1996 at 10:00 a.m. at Orbis's principal office, 2 Charles Street, Providence, Rhode Island, called in connection with the proposed reincorporation of Orbis, a Rhode Island corporation, as a Delaware corporation under the name Industrial Imaging Corporation, ("Industrial Imaging"), the consolidation of Industrial Imaging and Triple I Corporation ("Triple I"), a Delaware corporation, and the replacement of Orbis's officers and directors with Triple I's officers and directors (collectively, these actions will be called the "Transaction"). The consolidation of Triple I and Industrial Imaging shall be completed by an exchange of shares, which is included as the second proposal. The Special Meeting of Stockholders has been called for the purpose of considering and voting upon the following proposals necessary to complete the Transaction:

         1. To reincorporate Orbis from the State of Rhode Island to the State of Delaware, under the name Industrial Imaging Corporation, and exchange one (1) share of Industrial Imaging Common Stock, $.01 par value per share (the "Industrial Imaging Common Stock") for every eighteen (18) shares of Orbis Common Stock, $.01 par value per share (the "Orbis Common Stock") as per the Agreement of Merger ("Reincorporation Agreement") (attached as Exhibit B);

         2. A proposal to approve the exchange of shares between Industrial Imaging (the successor to Orbis) and Triple I, pursuant to which 100% of Triple I's shares shall be exchanged for 90% ownership of Industrial Imaging, as per the Stockholders' Exchange Agreement ("Exchange Agreement") (attached as Exhibit A);






         3.       To elect all the  following  nominees as  Directors  of Orbis:
                  Juan J. Amodei, Ph.D., Joseph Bordogna, Ph.D., Charles G. Broming, Robert Creeden, A. Uri Levy, Joseph A. Teves, and Harry Hsuan Yeh, Ph.D. to serve until the next annual meeting of the stockholders of Industrial Imaging and to hold office until the election and qualification of their successors;

         4. To approve the 1996 Stock Option Plan (the "1996 Plan") for Orbis under which 600,000 shares of Common Stock have been reserved for issuance pursuant to the Plan;

         5. To ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for Industrial Imaging for the fiscal year ending March 31, 1997; and

         6. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

         THE BOARD OF DIRECTORS OF ORBIS AND TRIPLE I HAVE UNANIMOUSLY VOTED FOR THE LISTED PROPOSALS. BOTH BOARDS BELIEVE THAT THE EXCHANGE OF SHARES WITH TRIPLE I WILL RESULT IN A COMPANY WITH ENHANCED PROSPECTS FOR GREATER FINANCIAL BENEFITS FOR THE STOCKHOLDERS OF BOTH COMPANIES. HOLDERS OF 5,436,034 SHARES (APPROXIMATELY 57.5%) (8 PERSONS) OF THE OUTSTANDING COMMON STOCK OF ORBIS HAVE EXECUTED PROXIES TO VOTE IN FAVOR OF THE TRANSACTION AND ALL THE OTHER ITEMS PROPOSED. AS AT AUGUST 28, 1996 THERE WERE 9,450,000 SHARES OF ORBIS COMMON STOCK OUTSTANDING.

         If you attend the meeting you may vote in person.

         Respectfully yours,


         Pasquale Ruggieri
         President


November 12, 1996







                                                           INFORMATION STATEMENT

                                   ORBIS, INC.
                                2 Charles Street
                              Providence, RI 02904

                            Notice of Special Meeting
                                 of Stockholders
                         to be held on December 5, 1996

To the Holders of Common Stock:
-------------------------------

         This Information Statement relates to a Special Meeting of Stockholders of Orbis, Inc. ("Orbis") to be held on December 5, 1996 at 10:00 a.m. at Orbis's principal office, 2 Charles Street, Providence, Rhode Island, called in connection with the proposed reincorporation of Orbis, a Rhode Island corporation, as a Delaware corporation under the name Industrial Imaging Corporation, ("Industrial Imaging"), the consolidation of Industrial Imaging and Triple I Corporation ("Triple I"), a Delaware corporation, and the replacement of Orbis's officers and directors with Triple I's officers and directors (collectively, these actions will be called the "Transaction"). The consolidation of Triple I and Orbis shall be completed by an exchange of shares, which is included as the second proposal. The Special Meeting of Stockholders has been called for the purpose of considering and voting upon the following proposals necessary to complete the Transaction:

         1. To reincorporate Orbis from the State of Rhode Island to the State of Delaware, under the name Industrial Imaging Corporation, and to exchange one (1) share of Industrial Imaging for every eighteen (18) shares of Orbis as per the Agreement of Merger ("Reincorporation Agreement") (attached as Exhibit B);

         2. A proposal to approve the exchange of shares between Industrial Imaging (the successor to Orbis) and Triple I, pursuant to which 100% of Triple I's shares shall be exchanged for 90% ownership of Industrial Imaging, as per the Stockholders' Exchange Agreement ("Exchange Agreement") (attached as Exhibit A);

         3.       To elect all the  following  nominees as  Directors  of Orbis:
                  Juan J. Amodei, Ph.D., Joseph Bordogna, Ph.D., Charles G. Broming, Robert Creeden, A. Uri Levy, Joseph A. Teves, and Harry Hsuan Yeh, Ph.D. to serve until the next annual meeting of the stockholders of Orbis and to hold office until the election and qualification of their successors;

         4. To approve the 1996 Stock Option Plan (the "1996 Plan") for Orbis under which 600,000 shares of Common Stock have been reserved for issuance pursuant to the Plan;

         5. To ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for Industrial Imaging for the fiscal year ending March 31, 1997; and







         6. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

         The close of business on August 23, 1996 has been fixed as the record date for the determination of holders of the Orbis's Common Stock entitled to notice of, and to vote at, the meeting or any adjournment thereof. Each share of Common Stock has one vote. Treasury shares have no voting rights.

                                              By order of the Board of Directors
                                              Pasquale Ruggieri, President


Providence, Rhode Island

                         -----------------------------

         THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF ORBIS IS REQUIRED FOR APPROVAL OF THE ITEMS TO BE VOTED UPON. HOLDERS OF 5,436,034 SHARES (APPROXIMATELY 57.5%) (8 PERSONS) OF THE OUTSTANDING COMMON STOCK OF ORBIS HAVE EXECUTED PROXIES TO VOTE IN FAVOR OF THE TRANSACTION AND ALL THE OTHER ITEMS PROPOSED. SUCH SHARES ARE SUFFICIENT TO APPROVE THE PROPOSALS.

                              -------------------



         Orbis has not filed a Registration Statement with the Securities and Exchange Commission covering the additional shares of Orbis Common Stock to be issued to the Stockholders of Triple I in connection with the Transaction. Orbis intends to rely on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") in connection with the issuance of its shares in the Transaction. Presently, Triple I has only twenty four stockholders. Presently Triple I has only twenty four (24) stockholders.

         O'Connor, Broude & Aronson, counsel to the Stockholders of Triple I, has advised the Triple I Stockholders that, although the matter is not entirely free from doubt, they may, subject to compliance by them with applicable conditions of resale under Rules 144 and 145 of the Securities Act, tack the holding periods of their Triple I Common Stock to the periods during which they hold the Orbis Common Stock for purposes of satisfaction of the holding period requirements of Rules 144 and 145. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated), including a person who may be deemed to be an "affiliate" of Industrial Imaging as that term is defined under the Securities Act, will be entitled to sell within any three-month period a number of shares beneficially owned for at least two years that does not exceed the greater of (i) 1% of the then outstanding shares of Common Stock, or (ii) the average weekly trading volume in



                                       ii



the Common Stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain requirements as to the manner of sale, notice, and the availability of current public information about Industrial Imaging. However, a person who is not deemed to have been an affiliate of Industrial Imaging during the 90 days preceding a sale by such person, and who has beneficially owned shares of Industrial Imaging Common Stock for at least three years, may sell such shares without regard to the volume, manner of sale, or notice requirements of Rule 144.

         By the end of November 1996, 2,199,600 shares of Triple I Common Stock will have been held by Stockholders of Triple I for over two years, with approximately 1,622,400 of these shares having been held for over three years. Since most of the Stockholders holding these shares will be considered affiliates of Industrial Imaging, their ability to freely resell these shares will be subject to the volume resale limitation Rule 144, as described above. Moreover, 880,000 shares of Triple I Common Stock held by Triple I's existing shareholders who purchased shares during the 1996 private placement (the "1996 Private Placement") have agreed not to sell any more shares owned by them for 12 months after the initial closing of the Private Placement which occured in February 1996 (the "Lock-up Agreement"), without prior consent of Schneider Securities, Inc. the placement agent for the 1996 Private Placement (the "Placement Agent"). Only 200,000 shares have been held for a period of three years by a nonaffiliate of Triple I for a period of three years, who is not subject to the Lock-up Agreement, and as such, these shares may be freely tradeable under Rule 144(A)


                              -------------------


                        THIS IS AN INFORMATION STATEMENT.
                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE NOT REQUESTED TO SEND US A PROXY.


                                       iii



                                   ORBIS, INC.

                              INFORMATION STATEMENT
                              ---------------------

                                TABLE OF CONTENTS


Information Statement

Summary of Information Statement.......................................    1

Proposal No. 1 - Reincorporation
         Principal Features of the Reincorporation.....................    1
         Purposes of the Reincorporation...............................    2
         Comparisons of Delaware and Rhode Island
                  Corporate Law........................................    3
         Federal Income Tax Consequences
                  of Reincorporation...................................    3
         Rights of Dissenting Stockholders ............................    4


Proposal No. 2 - The Exchange
         The Companies.................................................    5
         Material Features of the Proposed Transaction.................    6
         Reasons for the Proposed Transaction..........................    7
         Effects on Orbis Stockholders.................................    8
         Federal Income Tax Consequences ..............................    8
         Description of Securities.....................................    9
         Dividend Policy...............................................    13
         Selected Financial Data of Triple I...........................    14
         Triple I's Management Discussion and Analysis of
         Financial Condition and Results of Operation .................    15
         Pro Forma Consolidated Financial Statements...................    21
         Comparative Per Share Data....................................    24
         Independent Auditors..........................................    24
         Triple I Product Information..................................    25
         Risk Factors      ............................................    34


Proposal No. 3  - Election of Directors
         Background        ............................................    40
         Certain Transactions of Triple I and Orbis....................    42
         Compliance with Section 16(a).................................    43
         Compensation of Directors and Officers of
         Triple I and Orbis............................................    44
         Performance Graph.............................................    44

                                       iv




         Employment Agreements of Triple I ............................    44
         Beneficial Owners of Triple I and Orbis.......................    45
         Summary Compensation Table - Triple I.........................    48
         Options Granted in Fiscal 1995................................    49
         Price Range of Common Stock...................................    50

Proposal No. 4 - Approval of 1996 Stock Option Plan
         The Plan......................................................    51
         Federal Income Tax Consequences ..............................    53
         Grant of Options under 1996 Plan..............................    54

Proposal No. 5 - Approval of Auditors
         Accounting Matters and Ratification of Auditors...............    54

Exhibit A -       Form of Stockholders' Exchange Agreement
Exhibit B -       Form of Agreement of Merger
Exhibit C -       Certificate of Incorporation and Bylaws for Industrial Imaging
                  Corporation
Exhibit D -       Audited  Financials  for Triple I Corporation for years  ended
                  September 30, 1993, September 30, 1994 and September 30, 1995
Exhibit E -       Rights of Dissenting Stockholders of Orbis, under Rhode Island
                  Law
Exhibit F -       Orbis's Annual  Report  filed  under Form 10-K for fiscal year
                  1996
Exhibit G -       Selected  Unaudited   Financial   Statements   of   Triple   I
                  Corporation  for  the nine months ended June 30, 1996 and June
                  30, 1995.

                                        v






                                     SUMMARY


         This information statement is being furnished to Orbis, Inc. ("Orbis") stockholders, who will be asked to consider and vote upon a series of proposals that, if fully effected, shall result in reincorporating Orbis, Inc. (the "Reincorporation") in the State of Delaware under the name Industrial Imaging Corporation ("Industrial Imaging"), and the consolidation of Triple I Corporation ("Triple I") into Industrial Imaging through an exchange of shares (the "Exchange"). The Reincorporation and the Exchange are collectively called the "Transaction". Industrial Imaging shall thereafter carry on the business of Triple I as a publicly traded company and will be headed by Triple I's management. Industrial Imaging's Common Stock is intended to be exchanged for all of the Common Stock of Triple I. The Transaction will result in the present stockholders of Orbis owning approximately 10% of the issued and outstanding shares of Industrial Imaging on an undiluted basis, and approximately 6.7% of the outstanding shares on a fully diluted basis, to be outstanding immediately following the Transaction. The entity resulting from the completion of the Transaction is referred to herein occasionally as Industrial Imaging. Stockholders are urged to carefully review this entire Information Statement, each of the exhibits attached hereto and the documents incorporated herein by reference.


                                 PROPOSAL NO. 1

                PROPOSAL TO REINCORPORATE ORBIS FROM THE STATE OF
                   RHODE ISLAND TO THE STATE OF DELAWARE UNDER
                THE NAME "INDUSTRIAL IMAGING CORPORATION" AND TO
                  EXCHANGE ONE (1) SHARE OF INDUSTRIAL IMAGING
                        FOR EIGHTEEN (18) SHARES OF ORBIS

         As part of the Transaction, Orbis is to reincorporate under the laws of Delaware by means of a merger with the recently established Delaware corporation, Industrial Imaging. Upon the completion of the Reincorporation, the separate existence of Orbis will cease. The Reincorporation will occur prior to the exchange of shares with Triple I discussed in Proposal 2.

         Industrial Imaging has authorized 20,000,000 shares of Common Stock, $.01 par value, and 1,000,000 shares of undesignated Preferred Stock, $.01 par value. The Preferred Stock may be issued in one or more series by the Board of Directors. The Board of Directors has the authority to determine the designation, preference and rights (including voting rights) of each series of Preferred Stock with no further action required from the stockholders.

PRINCIPAL FEATURES OF THE REINCORPORATION

         The Reincorporation is to be completed via the Agreement of Merger ("Reincorporation Agreement") attached hereto as Exhibit B. The Reincorporation will not become effective until approval by the stockholders of Orbis is obtained and the Reincorporation Agreement or appropriate certificate of merger is filed with the Secretary of State of Delaware and the Secretary of State of Rhode Island. At the effective time, Industrial Imaging will be governed by its Delaware Certificate of Incorporation and the Bylaws, which are attached as Exhibit C, and Delaware General Corporation Law ("Delaware Law").

         Orbis Common Stock shall be converted to Industrial Imaging Common Stock on an eighteen (18) to one (1) basis; that is, for every eighteen (18) shares of Orbis Common Stock, each stockholder shall receive one (1) share of Industrial Imaging Common Stock. After the Reincorporation is complete, Orbis's 9,450,000 shares of outstanding Common Stock shall be exchanged for 525,000 shares of Industrial Imaging Common Stock. The purpose of this exchange rate is to establish capitalization sufficient to accomplish the exchange of shares with Triple I, discussed in Proposal No. 2.

         As part of the Reincorporation, Orbis will change its name to Industrial Imaging Corporation. The name change is necessary to reflect the future principal business of Orbis after the Transaction. Moreover, the name is readily associated with Triple I's business.

PURPOSE OF THE REINCORPORATION

         The purpose of the Reincorporation is to provide a familiar entity whereby the management of Triple I can continue to conduct the business of Triple I. Triple I is presently a Delaware corporation. Moreover, the principal offices of Industrial Imaging will be moved to Lowell, Massachusetts, the present headquarters of Triple I. As such, Industrial Imaging will no longer have significant contact with the state of Rhode Island. Finally, the Reincorporation will enable the management to make use of the benefits of Delaware corporate law.

         For many years the State of Delaware has followed a policy of encouraging incorporation in that state and in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have been initially incorporated in Delaware or have subsequently reincorporated in Delaware in a manner similar to that proposed by Orbis. Because of Delaware's prominence as a state of incorporation, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing the Delaware General Corporation Law and establishing public policies with respect to corporations incorporated in Delaware. Consequently, Delaware Law is comparatively well known and understood. It is anticipated that, as in the past, Delaware Law will continue to be interpreted and explained in a number of significant court decisions. The Board of Directors believes that reincorporation in Delaware should provide greater predictability with respect to Industrial Imaging's corporate affairs. As one of the effects of the proposed Reincorporation, Industrial Imaging may expand the scope of its indemnification of directors, officers and key employees and to limit the liability of its directors in a broader range of circumstances than permitted under Rhode Island Law. The Board of Directors has not viewed the increased protections permitted under Delaware Law as a reason for recommending the Reincorporation. The Board, however, believes that Industrial Imaging will benefit from having the ability to provide its directors, officers and employees protections equivalent to those provided by Delaware corporations. Stockholders should note,

                                        2





however, that since members of the Board of Directors will receive the benefit of expanded indemnification provisions and limitations on liability, the Board members may be viewed as having a personal interest in the approval of the Reincorporation at the potential expense of stockholders.

         Orbis has taken steps to ensure that certain rights currently available to its stockholders will be preserved after the Reincorporation. Stockholders should be aware, however, that Delaware Law has been publicly criticized on the grounds that it does not afford minority stockholders all the same substantive rights and protections that are available under the laws of a number of other states and that, as a result of the proposed Reincorporation, the rights of stockholders will change in a number of important respects. For example, if the Reincorporation is consummated, Industrial Imaging will not be required in the future under Delaware Law to obtain stockholder approval, or to grant class voting and appraisal rights, in connection with certain kinds of mergers and corporate reorganizations. The Board of Directors believes that the advantages of the Reincorporation to Orbis and its stockholders outweigh its possible disadvantages.

COMPARISONS OF DELAWARE AND RHODE ISLAND CORPORATE LAW

         Although Rhode Island and Delaware corporate law are similar in many respects, several differences do exist. The discussion below provides a brief summary of the differences between the laws of the two states which may affect the rights and interests of the Orbis stockholders as a result of the Reincorporation.

         Rhode Island and Delaware corporate law differ concerning certain stockholder rights. Rhode Island requires class voting for significant charter amendments and mergers that may result in significant charter amendments. In Delaware, class votes are generally not required unless the charter and bylaws require otherwise. When action is taken by consent, Rhode Island law requires unanimous written consent unless otherwise stated in a corporation's bylaws and articles of incorporation. Unanimous written consent is required for mergers or sales of substantially all assets of a company. By contrast, Delaware law requires only that written consent be received from the number of stockholders needed for the particular corporate action.

         With regard to appraisal rights, Rhode Island law grants appraisal rights to stockholders for sales of substantially all corporate assets, mergers, amendments to a corporation's articles of incorporation and certain acquisitions. The appraisal rights under Delaware law are much more limited. Stockholders are granted rights for certain, but not all, mergers and charter amendments.

         Delaware law is also somewhat more restrictive than Rhode Island law as to when dividends may be granted. Under Delaware law, dividends must be paid out of net profits or surplus from the current or preceding year. Rhode Island law allows dividends to be paid as long as the corporation can pay debts when due and as long as assets are equal to or greater than liabilities.



                                        3





FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         For federal income tax purposes, the Reincorporation is intended to constitute a reorganization under ss.368(a)(1)(e) of the Internal Revenue Code of 1986, as amended, and that consequently the holders of Orbis's Common Stock will not recognize any gain or loss as a result of the Reincorporation. For federal income tax purposes, each stockholder of Orbis will retain the same tax basis in Industrial Imaging Common Stock as the stockholder held immediately prior to the effective date of the Reincorporation, adjusted to reflect the 18:1 reverse stock split. The holding period for tax purposes of Industrial Imaging Common Stock will include the period during which the stockholder held the corresponding Orbis Common Stock, provided that such corresponding Common Stock was held by the stockholder as a capital asset at the date the Reincorporation was effective.


         If the Reincorporation does not qualify as a tax-free reorganization, holders of Orbis Common Stock would generally have to recognize any gain or loss equal to the difference between their basis of the stock disposed of and the value of the Industrial Imaging Common Stock received in the Reincorporation. As a result, the basis of the Industrial Imaging Common Stock would become the value of the stock at the time of the Reincorporation, and the holding period for tax purposes would be the date of the Reincorporation.


         Although it is not anticipated that state or local income taxes will vary from the Federal income tax consequences described above, stockholders should consult their own tax advisors as to the effect of the Reorganization under state, local or foreign income tax laws.

RIGHTS OF DISSENTING STOCKHOLDERS

         ALL HOLDERS OF OUTSTANDING SHARES OF COMMON STOCK OF ORBIS HAVE THE RIGHT UNDER RHODE ISLAND LAW TO DISSENT FROM THE TRANSACTION AND TO ELECT TO HAVE THE FAIR VALUE OF THEIR SHARES OF COMMON STOCK DETERMINED AS PROVIDED IN THE RHODE ISLAND GENERAL LAWS. SEE EXHIBIT E WHICH IS A REPRINT OF SECTION 7-1.1-74 OF THE RHODE ISLAND CORPORATION LAW AND WHICH SETS FORTH THE APPRAISAL PROCEDURES REQUIRED TO BE FOLLOWED.



                                        4





                                 PROPOSAL NO. 2

                    TO APPROVE THE EXCHANGE OF SHARES BETWEEN
                  ORBIS AND TRIPLE I, PURSUANT TO WHICH 100% OF TRIPLE I'S SHARES SHALL BE EXCHANGED FOR 90% OWNERSHIP OF THE OUTSTANDING SHARES OF ORBIS, AS PER THE STOCKHOLDERS' EXCHANGE AGREEMENT.

THE COMPANIES

         ORBIS, INC.
         -----------


         Orbis was engaged in the business of manufacturing and marketing application software products designed for use by health maintenance organizations ("HMOs"). While Orbis continues to own certain application software products utilized by HMOs, Orbis has had no significant revenues since 1992. As noted in the 1996 Annual Report on Form 10-K ("Form 10-K") attached hereto as Exhibit F, Orbis is at present in effect a shell company with approximately 240 record holders of its Common Stock. The Form 10-Q filed by Orbis for the first and second quarter of 1996, are hereby incorporated by reference.


         TRIPLE I CORPORATION
         --------------------

         Triple I was incorporated as a Delaware corporation in October 1992 and is a successor corporation to AOI Systems, whose asset and product base was acquired by Triple I in October 1992. Triple I is located at One Lowell Research Center, 847 Rogers Street, Lowell, Massachusetts 01852. Triple I designs, manufactures, and markets automated optical, vision and industrial imaging systems for inspection and identification of defects in printed circuit boards (" PCBs"), and laser plotters for creation of PCB artwork and phototools. The field of automated optical inspection of PCBs was pioneered by AOI Systems' original parent company, Itek Corporation, now a part of Litton Industries ("Itek"), by key members of the team that later formed AOI Systems, and who now are part of the management of Triple I. The product line was developed through close cooperation between Itek and Digital Equipment Corporation, a knowledgeable user which funded part of the development and acted as advisor, customer, and beta site for the prototype and initial production models, which were later completed and marketed by AOI Systems.

         Companies engaged in the PCB manufacturing industry have become increasingly interested in automated optical inspection and remote sensing as increased competition within the industry demanded better efficiency and quality control of PCBs. Concurrently, the trend within manufacturing is towards the placement of more complex miniaturized components, in greater surface density, and having decreased conducting line widths. Those companies engaged in manufacturing are driven towards automated optical inspection and remote sensing to satisfy industry demands for the precise quality of finished PCBs and assemblies.


                                        5





         Triple I has developed an installed base of customers in the United States, Europe, and Asia, including Ericsson Telecom (Sweden), Fanuc (Japan), and Thompson Electronics (France). Triple I in 1994 obtained an exclusive license to use The Polaroid Corporation's ("Polaroid") laser recording and Helios film technology in the PCB market. Polaroid is a significant shareholder of Triple I. See BENEFICIAL OWNERS OF TRIPLE I AND ORBIS. This license, together with Triple I's own advanced optical inspection systems, provides Triple I with the opportunity to enhance its competitive position within the expanding industry of industrial imaging as well as the capability to enter the PCB artwork and phototool generation market. Triple I estimates the current annual market for inspection systems for the PCB manufacturing industry alone to be in the range of $100 to $150 million. The market consists of approximately 2,500 PCB manufacturers domestically and internationally.

MATERIAL FEATURES OF THE PROPOSED TRANSACTION


         Pursuant to the terms of the Exchange Agreement between Triple I and Orbis, Triple I shares will be exchanged for shares of Orbis, which will have previously reincorporated in Delaware under the name Industrial Imaging. Stockholders of Triple I will receive 90% ownership of Industrial Imaging in exchange for 100% of the outstanding Triple I Common Stock. Orbis stockholders will then own 10% of shares of Industrial Imaging on an undiluted basis and 6.7% on a fully diluted basis. Industrial Imaging Common Stock will continue the operation of Triple I's industrial imaging systems business as a publicly traded entity. The present management of Triple I will remain in place as the management of Industrial Imaging. Orbis must complete all of the following corporate actions for the Transaction to be effective:


         1. Provide that only 525,000 shares of Industrial Imaging Common Stock are outstanding prior to the Exchange.

         2.       Issue   5,000,237   shares  of   Common   Stock  to  Triple  I
                  stockholders, in exchange for 5,000,237 shares of Triple I Common Stock.

         3. Change the business purposes as reflected in this Information Statement.

         4. Establish a stock option plan sufficient to transfer the options granted by Triple I's stock option plans.

         5.       Convert   Triple  I's   warrants   and   options   outstanding
                  immediately prior to the Exchange to warrants and options of Industrial Imaging.

         6.       To have no more than 5,525,237  shares  outstanding  after the
                  Exchange  or  such  additional   amount  as  is  necessary  to
                  accomplish the Transaction.


                                        6





         7. To obtain the resignation of all Orbis officers and directors effective at the closing of the Transaction, with such officers and directors to be replaced by nominees of Triple I.

         The Transaction is designed to constitute a tax free exchange under ss.368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

REASONS FOR THE PROPOSED TRANSACTION

         Although no independent valuation of the Transaction has been made, the Board of Directors of Orbis believes that the Transaction is fair to, and in the best interests of, the Orbis stockholders. The Board made the decision not to seek an independent evaluation for the Transaction because of the limited resources of Orbis, the experience of Orbis executives in valuing businesses and the absence of any other feasible business opportunities for Orbis, as further described below. This fairness and best interests determination is based upon the Board of Directors' consideration of a number of factors including, but not limited to:

         (a) The absence of any revenue to Orbis from operations or business since 1992, and the Board's and management's evaluation of Orbis's business and future prospects in the absence of the Transaction.

         (b) The greater financial resources and business growth potential of Triple I.

         (c) Orbis's prior operating history has resulted in a substantial decrease in its stockholder's equity and in the trading price of Orbis's Common Stock, beginning primarily in April 1988. Since that time, Orbis has been seeking a way to improve its business prospects and increase stockholder value.

         (d)      Orbis's pro forma balance sheet and income statement,  as well
                  as  its  business  prospects,   after  giving  effect  to  the
                  Transaction.

         Before agreeing to the Transaction, the Orbis Board gave considerable weight to the fact that Orbis had been attempting to obtain financing and had been exploring potential merger opportunities for three years and that during such time, there were no other realistically feasible opportunities either presently available or likely to be available in the foreseeable future. As a consequence, the Board concluded that, given Orbis's current financial status, effecting a merger with an entity that has stronger financial capabilities, greater business opportunities and superior business capabilities, is in the best interests of Orbis's stockholders.

         For these reasons, the Orbis Board has determined that the Transaction is in the best interest of its stockholders.



                                        7



EFFECT ON ORBIS STOCKHOLDERS

         As a result of the Transaction, current holders of Orbis Common Stock will suffer substantial dilution of their current holdings in Orbis. Once the Transaction is completed, a total of approximately 5,525,237 shares of Orbis Common Stock will be issued and outstanding. The current Orbis stockholders will hold 525,000 of the outstanding shares along with warrants to purchase 100,000 shares of Industrial Imaging Common Stock. Although the current Orbis stockholders will suffer dilution, and although there can be no assurances, Orbis believes that the increased value to Orbis after the Transaction will enhance stockholder value, and thus ameliorate, to some extent, the resulting dilution. As noted earlier, Orbis has been a shell corporation since 1992, and has had no significant revenue from that date to the present. In contrast, the Transaction with Triple I will provide Orbis stockholders with a potential for future value.

         As of the first quarter of 1996, the high and low sale prices ranges of Orbis Stock have been $.28 and $.09. The stock is traded in the NASDAQ over-the-counter-market.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the federal tax consequences of the Transaction based on the Internal Revenue Code. This discussion is not intended to be exhaustive and does not describe state and local tax consequences. Neither Orbis nor Triple I has sought a ruling from the Internal Revenue Service relative to the exchange of the shares.

         For federal income tax purposes, the Transaction is intended to constitute a reorganization under ss.368 of the Internal Revenue Code of 1986, as amended, and that consequently the holders of Orbis Common Stock will not recognize any gain or loss as a result of the Transaction. Although it is not anticipated that state or local income taxes will vary from the federal income tax consequences described above, stockholders should consult their own tax advisors as to the effect of the reorganization under state, local or foreign income tax laws.


         If the Transaction does not qualify as a tax-free reorganization, Industrial Imaging could be required to recognize any gain or loss equal to the difference between the basis of Industrial Imaging Common Stock transferred to Triple I and the fair market value of the Triple I Common Stock received as part of the Transaction. The tax liability for any gain recognized as part of the Transaction could significantly impact Industrial Imaging's ability to succeed. Although stockholders are advised to consult with their own tax advisors, Orbis believes that any taxation of the Transaction should not affect the basis or holding period for tax purposes of the Common Stock held by Orbis stockholders.




                                        8



DESCRIPTION OF SECURITIES

         ORBIS

         Common Stock


         The authorized Common Stock of Orbis consists of 10,000,000 shares, $.01 par value. As of the date hereof, there are 9,450,000 shares of Common Stock outstanding. All shares have equal voting rights, one vote per share, and are not assessable. Voting rights are not cumulative. Assuming the consummation of the Transaction, Industrial Imaging will have authorized 20,000,000 shares of Common Stock, and 1,000,000 shares of undesignated preferred stock. Triple I stockholders will hold approximately 5,000,237 shares of the Common Stock then outstanding along with options/warrants to purchase 3,221,425 shares of Common Stock. After the Transaction, Orbis stockholders will retain 525,000 shares of Industrial Imaging Common Stock, or about 10% of the Industrial Imaging Common Stock outstanding on an undiluted basis and 6.7% of Industrial Imaging Common Stock on a fully diluted basis.


         Orbis Common Stock Warrants


         Orbis has issued warrants to purchase an aggregate of 100,000 shares of Orbis Common Stock to Celestial Management, a partnership that owns 1,350,000 shares of Orbis Common Stock, pre-reverse split, as part of the conversion of its outstanding debt.

         Exercise Price and Terms. The Orbis Common Stock Warrants entitle the holder thereof to purchase shares of Orbis Preferred Stock at any time until expiration at a price of $.00777 per share. Orbis Common Stock Warrants are exercisable from November 15, 1995 to November 15, 1999.


         Holders of the Orbis Common Stock Warrants may exercise their warrants by surrendering the certificate representing the warrant to Orbis, with the subscription on the reverse side of such certificate properly completed and executed, together with payment of the exercise price.

         Adjustments. The exercise price and the number of shares of Orbis Common Stock purchasable upon the exercise of the Orbis Common Stock Warrants are subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, combinations or reclassification. The exercise price and number of shares shall be adjusted as part of the reverse stock split described in Proposal 1.

         Transfer, Exchange and Exercise. The warrants may be transferred, exchanged or exercised upon delivery of a properly executed and fully completed assignment or subscription to Orbis.

         TRIPLE I

         Common Stock

         The authorized Common Stock of Triple I consists of 8,700,000 shares, $.01 par value. As of the date of the Transaction, there were 5,000,237 shares of Common Stock outstanding. All shares have equal voting rights, one vote per share, and are not assessable. Voting rights are not cumulative. The shares have no preemptive rights.



                                        9





         Triple I Common Stock Warrants

         Exercise Price and Terms. Triple I has granted warrants to purchase up to


         (i) 20,000 shares of Common Stock with an exercise price of $.20 per share, which are exercisable from December 22, 1993 to December 22, 2003, to the Massachusetts Community Development Finance Corporation ("CDFC");

         (ii) 500,000 shares of Common Stock with an exercise price of $.50 per share, which are exercisable from December 22, 1993 to December 22, 1998, held by Juan Amodei, Ph.D., President, Chief Executive Officer and Chairman of the Board for Triple I;

         (iii) 160,000 shares of Common Stock with an exercise price of $1.25 per share, which are exercisable from August 22, 1994 to August 22, 2002, Dr. Amodei (28,000), Harry Hsuan Yeh, Ph.D., a Triple I director (40,000), Joseph A. Teves, a Triple I director (80,000), Joseph Bordogna, Ph.D., a Triple I director (12,000);

         (iv) 528,120 shares of Common Stock with an exercise price of $1.39 per share, which were issued with the following terms:



                                            Number of
         Name                                Shares                         Exercise Period
         ----                                ------                         ---------------
         Polaroid Corporation               72,160                     August 22, 1994 to August 22, 2002
         Dr. Amodei                         42,380                     August 22, 1994 to August 22, 2002
         Mr. Teves                          18,020                     August 22, 1994 to August 22, 2002
         Dr. Yeh                            45,080                     August 22, 1994 to August 22, 2002
         Dr. Bordogna                        2,700                     August 22, 1994 to August 22, 2002
         Polaroid Corporation               72,160                     December 15, 1994 to December 15, 2002
         Dr. Yeh                            14,420                     October 5, 1994 to October 5, 2002
         Peter Kliem                        36,080                     October 5, 1994 to October 5, 2002
         Gregory Teves                      18,040                     October 5, 1994 to October 5, 2002
         Dr. Amodei                          3,600                     October 5, 1994 to October 5, 2002
         CDFC                               72,160                     June 30, 1995 to June 30, 2005
         MTDC                               72,160                     June 30, 1995 to June 30, 2005
         Dr. Yeh                            36,080                     April 6, 1995 to April 6, 2003
         Mr. Kliem                           7,220                     April 6, 1995 to April 6, 2003
         Mr. Teves                          15,860                     April 6, 1995 to April 6, 2003

         (v) 444,000 shares of Common Stock with an exercise price of $1.00 per share. Warrants to purchase 155,000 shares, which are exercisable from October 13, 1995 to October 18, 1998, were issued as part of a plan to convert outstanding debt to the following individuals: Dr. Yeh (50,000), Mr. Kliem (15,000), Mr. J. Teves (25,000), Dr. Bordogna (5,000), Dr. Amodei (10,000), and



                                       10






Polaroid (50,000). Warrants to purchase 150,000 shares, exercisable during the period from February 6, 1996 to February 6, 1999 were issued to Dr. Yeh. Warrants to purchase 95,000 shares, exercisable from November 13, 1995 to November 13, 1996, were issued to Centennial Technologies, Inc. Warrants to purchase 44,000 shares, exercisable during the period of April 24, 1996 to April 24, 2001, were issued to O'Connor, Broude and Aronson, counsel to Triple I Corporation, as compensation for services completed for the 1996 Private Placement;

         (vi) 958,925 shares of Common Stock with an exercise price of $1.00, which are exercisable after the earlier of (a) February 28, 2001 (five years from the closing of the 1996 Private Placement), (b) upon the attainment of $12,000,000 in annual revenues or $1,000,000 in pretax net income in Fiscal 1997 or (c) upon the attainment of $15,000,000 in annual revenues or $1,500,000 in pretax net income in Fiscal 1998, were granted pro rata to the stock- and optionholders of Triple I as of September 1, 1995, as follows: Dr. Amodei (206,245), Dr. Yeh (248,145), Mr. J. Teves (28,970), Mr. G. Teves (4,000), CDFC
(32,040), Dr. Bordogna (14,675), Massachusetts Community Development Corporation ("MTDC") (63,135), Polaroid (180,380), Mr. Kleim (10,825), Mr. Lee (50,000),
Shirley Hsin-Hiu Wang (88,100) and a pro rata distribution to employee optionholders (32,000) other than directors and executive officers of the Triple I (hereinafter referred to ("Stockholder Warrants"); and

         (vii) 88,000 shares of Common Stock with an exercise price of $1.20, which are exercisable commencing on April 26, 1997, issued to the Placement Agent.


         General. The Triple I Common Stock Warrants may be exercised by surrendering the certificate representing the warrants to Triple I, with the subscription on the reverse side of such certificate properly completed and executed, together with payment of the exercise price. Certain of the Triple I Common Stock Warrants are subject to registration rights granted by Triple I to the holders of such warrants.

         Adjustments. The Triple I Common Stock Warrants contain provisions that protect the holders thereof against dilution by adjustment of the exercise price per share and the number of shares issuable upon exercise thereof upon the occurrence of certain events, including stock dividends, stock splits, combinations or reclassification of the Common Stock.

         Redemption. The Triple I Common Stock Warrants are not subject to redemption.

         Transfer, Exchange and Exercise. The Triple I Stockholder Warrants may be transferred, exchanged or exercised upon the delivery of a properly executed and fully completed assignment or subscription to Triple I.



                                       11






         Registration Rights. Triple I has agreed to register the 252,540 shares underlying the Triple I Common Stock Warrants held by MTDC at any time after the later of August 22, 1995 and six months after a public offering of the Triple I securities resulting in net proceeds of at least $5,000,000, subject to certain limitations. Triple I has also agreed, subject to certain limitations, to register the shares underlying the Triple I Common Stock Warrants by MTDC if Triple I intends to register other securities. Triple I has also agreed, subject to certain limitations, to register the shares underlying the Placement Agent's warrants if Triple I intends to register other securities.

         In addition, Triple I has agreed, subject to certain limitations, to register the 128,160 shares underlying warrants held by CDFC in the event that Triple I should contemplate a public offering (other than an offering registering securities on a Form S-4 or S-8 Registration Statement, or similar form) together with the securities to be registered pursuant to such offering.


         Triple I Series A Preferred Stock Warrants


         Triple I has issued warrants to purchase 10,000 shares of Series A Preferred Stock to Shirley Hsin-Hiu Wang, which shall be converted into an equivalent number of shares of Common Stock warrants of Industrial Imaging upon the completion of the Transaction at the same terms and conditions described below.


         Exercise  Price  and  Terms.  The  Triple I Series  A  Preferred  Stock
Warrants entitle the holder thereof to purchase shares of Triple I Series A Preferred Stock at any time until December 31, 1996 at $5.00 per share. Holders of these warrants may exercise such warrants by surrendering the certificate representing the warrant to Triple I, with the subscription on the reverse side of such certificate properly completed and executed, together with payment of the exercise price.

         Adjustments. The exercise price and the number of shares of Series A Preferred Stock purchasable upon the exercise of these warrants are subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, combinations or reclassification.

Triple I Series B Preferred Stock Warrants

         Triple I has issued warrants to purchase an aggregate of 216,380 shares of Triple I Series B Preferred Stock, which shall be converted into an equivalent number of shares of Common Stock warrants of Industrial Imaging upon the completion of the Transaction at the same terms and conditions described below.


         Exercise  Price  and  Terms.  The  Triple I Series  B  Preferred  Stock
Warrants entitle the holder thereof to purchase shares of Triple I Series B Preferred Stock at any time until expiration at a price of $1.39 per share. Warrants to purchase 180,380 shares of the Triple I Series B Preferred Stock, exercisable from August 22, 1994 to August 22, 2004, were granted to MTDC. Warrants to purchase 20,000 shares of the Series B Preferred Stock, exercisable from August 22, 1994 to December 22, 2003, were granted to CDFC. Warrants to purchase 16,000 shares of the Triple I


                                       12






Series B Preferred Stock , exercisable from September 15, 1994 to September 15, 2004, were granted to CDFC.


         Adjustments. The exercise price and the number of shares of Triple I Series B Preferred Stock purchasable upon the exercise of the Triple I Series B Preferred Stock Warrants are subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, combinations or reclassification.

         Transfer, Exchange and Exercise. The warrants may be transferred, exchanged or exercised upon delivery of properly executed and fully completed assignment or subscription to Triple I.

DIVIDEND POLICY

         Orbis presently intends to retain future earnings, if any, for use in Industrial Imaging's business after the Transaction and, therefore, does not expect to pay dividends in the foreseeable future. Any future determination with respect to the payment of dividends will be made by the Board of Directors and will depend upon the earnings and financial position of Industrial Imaging at that time, and will be subject to, and limited by, the terms of any loan agreements or other financing arrangements to which Industrial Imaging may then be a party.



                                       13





SELECTED FINANCIAL DATA OF TRIPLE I


         The following summary financial information of Triple I is qualified in its entirety by, and should be read in conjunction with, Triple I's audited Financial Statements and notes thereto appearing in Exhibit D attached hereto. In connection with the Transaction, Triple I will adopt Orbis's fiscal year end of March 31. Triple I has not paid any cash dividends to date.


         STATEMENT OF OPERATIONS DATA (1):

                                                                                                      Nine months
                                                Fiscal years ended September 30,                         ended
                                                --------------------------------
                                            1993                 1994                 1995            June 30, 1996
                                            ----                 ----                 ----            -------------
                                                                                                      (unaudited)
Revenues:


 Revenues                                  $353,520          $1,310,148         $1,225,023              $1,174,986
 Cost of revenues                           710,511           1,197,065          1,142,582                 976,766
                                          ---------           ---------          ---------               ---------
Gross profit (loss)                       (356,991)             113,083             82,441                 198,219
                                          ---------             -------        -----------               ---------


Operating expenses


Research and  development                   448,875             468,075            505,147                 584,933
Sales and marketing                         275,323             370,859            218,704                 188,611
General and administrative                  668,625             680,824            814,094                 205,160
                                            -------             -------            -------                 -------
Total operating expenses                  1,392,823           1,519,758          1,537,945               1,478,705
                                          ---------           ---------          ---------               ---------

Loss from operations                    (1,749,814)         (1,406,675)        (1,455,504)             (1,280,485)
 Other income (expense)                    (80,291)            (99,888)          (119,622)                 10,749
                                       ------------       -------------       ------------             ----------
Net loss                               $(1,830,105)        $(1,506,563)       $(1,575,126)            $(1,291,234)


         BALANCE SHEET DATA(1):

                                                                                                      Nine months
                                                Fiscal years ended September 30,                          ended
                                                --------------------------------
                                         1993                 1994                 1995               June 30, 1996
                                         ----                 ----                 ----               -------------
                                                                                                       (unaudited)

Total current assets                      $678,705            $744,803           $860,682              $1,054,485
Working capital deficit                   (349,083)           (777,346)        (1,748,891)               (983,593)
Total assets                             1,231,906           1,167,675          1,143,002               1,249,156
Total liabilities                        1,192,788           2,117,120          3,267,573               2,038,076
Accumulated deficit                     (1,830,105)         (3,336,668)        (4,911,794)             (6,703,028)
Stockholders' equity (deficit)              39,118            (949,445)        (2,124,571)               (788,922)

                                       14





         (1) Summary historical financial data for the fiscal years ended September 30, 1995, September 30, 1994 and September 30, 1993 are derived from Triple I's audited financial statements. All other interim period financial data is derived from Triple I's unaudited financial statements. In the opinion of Triple I's management, the unaudited financial statements have been prepared on the same basis as the audited financial statements and include all adjustments necessary for a fair presentation of the results of these periods. The results of operation for the six months ended June 30, 1996 may not be indicative of the results that may be expected for the entire fiscal year.

TRIPLE I'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

GENERAL

         Triple I was organized as a successor to AOI Systems in October 1992 when Triple I purchased the assets, technologies, and product base of AOI Systems for a note payable of $150,000 and certain other obligations to AOI Systems, for the purpose of manufacturing and selling optical inspection systems in the PCB industry. The field of automated optical inspection of printed circuit boards was pioneered by AOI Systems' original parent company, Itek. The product line was developed through close cooperation between Itek and Digital Equipment Corporation, a knowledgeable user which funded part of the development and acted as advisor, customer, and beta site for the prototype and initial production models, which were later perfected and marketed by AOI Systems. The PCB optical inspection technology was pioneered at Itek by key members of the team that later formed AOI Systems, and now are part of the management of Triple I.


         Triple I sells automated optical inspection systems to PCB manufacturers, provides services and spare parts to its customers, and seeks government grants and development contracts. During the last 12 months, Triple I completed the beta testing and commencement of production of Triple I's new AOI-2500 series. As of July 31, 1996, Triple I had a backlog of firm purchase orders of approximately $1 million. During the years ended September 30, 1995, and 1994, sales to foreign customers accounted for 91% and 80% respectively, of Triple I's total revenues. Triple I, including AOI Systems, Inc., has sold approximately 80 systems in the United States, Europe and Asia. Triple I manages its foreign exchange risk by requiring payment in U.S. dollars as part of its normal payment terms. Fluctuations in foreign exchange rates to date, have not had a material effect on results of operations or liquidity and are not expected to have a material effect in the future.


         Because of limited cash availability and a lack of readily available capital from outside sources, Triple I's working capital resources were insufficient during the last 12 months to handle in an effective and timely manner the manufacturing and production of equipment. In addition, shipment of products this year has been delayed by the enhanced engineering, manufacturing, and design efforts needed to comply with recently enacted European Community regulations and requirements. These regulations have been implemented to provide for a uniform set of guidelines governing issues related to safety, mechanical and electrical codes, and the like. As a result, all equipment designed to use electrical components, power supplies, and similar items must be stamped

                                       15





to identify that such parts are in compliance with the European Community regulations and requirements. As a result, Triple I's revenues and income have been adversely affected.

RESULTS OF OPERATIONS

NINE MONTHS ENDED JUNE 30, 1996 ("INTERIM 1996") COMPARED TO NINE MONTHS ENDED JUNE 30, 1995 ("INTERIM 1995")


         Triple I's revenues for Interim 1996 were approximately $1.1 million, an increase of $400,000 from Interim 1995, primarily due to an increase in units shipped of approximately $370,000, including the first shipment of the new
AOI-2500 system. The increase also included a $30,000 increase in service revenue caused by an increase in service provided to customers. Cost of sales for Interim 1996 were approximately $1.1 million compared to $642,000, an increase of $450,000 resulting from increased sales volume. Gross margins decreased from 9.7% to 2% from June 30, 1995 to June 30, 1996 due to an increase in cost of sales associated with an increase in indirect manufacturing costs.


         Operating expenses increased from $1,192,522 in Interim 1995 to $1,371,314 in Interim 1996, an increase of approximately $179,000, primarily due to increased research and development costs associated with the development of Triple I's new AOI-2500 product.

         Other income (expense) was $96,000 in Interim 1995 as contrasted with $13,000 of income for the same period in Interim 1996. The change is due to $100,000 of debt forgiven in conjunction with the debt conversion that occurred in February 1996. This forgiveness was recorded as other income. In addition, interest expense increased from $92,000 in Interim 1995 to $106,000 in Interim 1996.

         Triple I's net loss increased by approximately $117,000 from $1,219,836 in Interim 1995 to $1,335,117 in Interim 1996. This is primarily due to the aforementioned increase in cost of sales as well as an increase in research and development partially offset by the increase in other income.

YEAR ENDED SEPTEMBER 30, 1995 ("FISCAL 1995") COMPARED TO YEAR ENDED SEPTEMBER 30, 1994 ("FISCAL 1994")


         Revenue for the year ended September 30, 1995 decreased slightly from $1.3 million to $1.2 million, or 6%. Product sales increased by $50,000, which consisted of price increases of $136,000 partially offset by decreases in units shipped of $86,000. Services revenue decreased by $135,000 as a result of less contract service provided to customers.


         Total cost of sales remained relatively constant and was $1,142,582 or 93% of total revenues and $1,197,065 or 91% of total revenues in Fiscal 1995 and Fiscal 1994, respectively.



                                       16





         Gross profit decreased from $113,083 or 8.6% in Fiscal 1994 to $82,441 or 6.7% in Fiscal 1995. Since fixed overhead costs accounted for a significant portion of Triple I's cost of sales, if and when revenues increase, gross margins are expected to improve as fixed costs become a decreasing percentage of revenues.

         Triple I's operating expenses for Fiscal 1995 of $1,537,945 remained relatively constant as compared to Fiscal 1994's operating expenses of $1,519,758. Research and development expenses increased slightly while sales and marketing expense decreased by approximately $150,000 in Fiscal 1995 compared to Fiscal 1994 primarily due to a reduction in expenditures for trade shows, advertising, and travel expenses. General and administrative expenses increased by $133,270 from $680,824 in Fiscal 1994 to $814,094 in Fiscal 1995 primarily due to hiring a chief financial officer and increased use of technical consultants.

         Interest expense increased to $126,189 in Fiscal 1995 from $83,311 in Fiscal 1994 as a result of increased borrowings and the use of factoring of accounts receivable.

         Due to the uncertainty of realizing the tax benefits of net loss carry forwards, no provision for income tax benefit was made for both Fiscal 1995 and Fiscal 1994.

         Net loss of $1,575,126 for Fiscal 1995 was relatively consistent with the net loss for Fiscal 1994, due to the consistency of revenue, cost of sales, and operating expenses.

FISCAL 1994 COMPARED TO THE PERIOD OF OCTOBER 26, 1992 TO SEPTEMBER 30, 1993 ("FISCAL 1993")


         Triple I's revenues from product sales increased to approximately $937,000 in Fiscal 1994, from approximately $125,000 in Fiscal 1993, an increase of approximately $812,000, primarily due to an increase in the number of systems sold. Service revenue increased to approximately $370,000 in Fiscal 1994, compared to approximately $228,000 in Fiscal 1993, an increase of approximately $142,000. This increase was due to an increase in service provided.


         Cost of sales for Fiscal 1994 was approximately $1,197,000, resulting in a gross profit of approximately $113,083, compared to cost of sales in Fiscal 1993 of approximately $711,000, resulting in gross loss of approximately $357,000 in Fiscal 1993. This improvement in margins is due primarily to higher sales volume in Fiscal 1994.

         Engineering, research and development expenses increased to approximately $468,000 in Fiscal 1994 from approximately $449,000 in Fiscal 1993, an increase of approximately $19,000, due primarily to the development of Triple I's AOI-2500 unit and engineering upgrades made to Triple I's AOI-190 unit. Sales and marketing expenses increased to $371,000 in Fiscal 1994 as compared to approximately $275,000 in Fiscal 1993, an increase of approximately $96,000. This increase was primarily caused by the hiring of additional marketing representatives for Fiscal 1994, commissions and trade shows. General and administrative expenses were approximately $681,000 in Fiscal 1994, compared to $669,000 in Fiscal 1993, an increase of approximately $12,000. This increase can be

                                       17





attributed to hiring a full-time chief financial officer. Interest expense for Fiscal 1994 was approximately $83,000, an increase from approximately $62,000 in Fiscal 1993. This increase is primarily attributable to increased debt service requirements.

         Triple I incurred a net loss of approximately $1,507,000 in Fiscal 1994, compared to a net loss of approximately $1,830,000 in Fiscal 1993, due primarily to increased research and development and sales expenses as Triple I developed new products and increased sales efforts in connection with anticipated increased demand of its new products.

LIQUIDITY AND CAPITAL RESOURCES OF TRIPLE I


         Triple I's operations to date have been funded by equity investments, borrowing from banks, investors, and stockholders, and to a limited extent, cash flow from operations. As of June 30, 1996, Triple I had cash of approximately $79,000, and a working capital deficit of approximately $1,028,000. During the fiscal years ended September 30, 1994 and 1995, and nine months ended June 30, 1996, cash used in operating activities was $1,169,231, $775,226 and $1,357,258 respectively. Capital expenditures have been $14,996, $0, and $19,417for Fiscal 1994, Fiscal 1995, and Interim 1996, respectively. Triple I has no outstanding material commitments for capital expenditures. Net cash provided by financing activities were $1,134,612 for Fiscal 1994, consisting of proceeds from sales of common stock of $518,000 and from net issuances of debt of approximately $617,000. For Fiscal 1995, cash provided by financing activities was $718,444 which was comprised of $400,000 from common stock sales, and $381,444 from issuances of debt. During Interim 1996, Triple I raised $1,356,246, net, from sales of common stock during the 1996 Private Placement and $93,311 from the net issuance of debt. The net increase (decreases) in cash for Fiscal 1994, Fiscal 1995 and Interim 1996 was $(48,308), $6,218, and $72,882, respectively.

         Since Triple I sells a small number of products at prices ranging from $185,000 to $700,000 per system, accounts receivable is expected to fluctuate based on the number of systems sold in each period and the timing of the individual sales within each period. Accounts receivable decreased from $241,664 at September 30, 1994 to $54,528 at September 30, 1995, a decrease of $187,136 or 77%. This was due to the collection of system sales in Fiscal 1995 before year end, with the remaining balance at September 30, 1995 representing amounts due for service related activity.

         Fluctuations in inventory will be caused by changes in production levels, amount of sales, and the timing of shipments to customers. Inventory has increased from $492,338 to $794,821 to $823,268 at September 30, 1994, September 30, 1995 and June 30, 1996, respectively.

         The increase in inventory of $302,483 or 61% from 1994 to 1995 was primarily caused by an increase in finished goods ready for shipment as well as an increase in raw materials to facilitate anticipated production increases. From September 30, 1995 to June 30, 1996, inventory increased by $28,447 or 4%. However, raw materials increased substantially to accommodate increased production from $390,000 to $801,000. In addition, finished goods inventory decreased from $403,000 to $0, as no systems were ready to ship at June 30, 1996. In addition, Triple I anticipates


                                       18






increasing inventory balances to maintain increased production levels in anticipation of increased sales shipments. The increases will be financed through the purchase agreement with Centennial.


         From February 1996 through April 1996, Triple I raised $880,000 during the 1996 Private Placement from the sale of equity securities. In addition, $450,000 was raised in June 1996 from sales of common stock to MTDC and an affiliate of a director of Triple I.

         From August 1993 through April 1995, various stockholders of Triple I, MTDC and CDFC loaned Triple I an aggregate of $1,200,000 to help fund operations. These loans were made pursuant to various promissory notes which have become or will become due at various dates through August 22, 1999. These notes provide for interest at per annum rates ranging from 8.4% to 10%. As part of the 1996 Private Placement, Triple I had certain creditors and noteholders forgive or convert into equity of Triple I up to approximately $1,300,000 of the indebtedness owed to them by Triple I. Pursuant to an agreement with the Placement Agent, Triple I converted the debt on the basis of one share of Common Stock for every one dollar of debt converted.

         In October 1995, certain stockholders, officers and/or directors loaned Triple I approximately $255,000 of which $150,000 has been repaid. According to the terms of the promissory notes, the principal balance was due in May 1996, and interest is due at a rate of 10% per annum. Although no assurances can be given that it will be successful in doing so, Triple I intends to negotiate an extension of the payment date on these notes.

         In May 1995, Triple I obtained a bank loan (the "SBA Loan") that allowed Triple I to borrow $200,000 against one of its contract orders. The contract order was shipped in July 1995, and the SBA Loan was repaid. Management believes that the establishment and repayment of the SBA Loan should enable Triple I to qualify for a broader revolving credit program sponsored by the SBA, and materially improve its ability to build equipment as orders are received. However, no assurance can be given that Triple I will be successful in obtaining loans in the future, or if it is successful, that such loans would be on terms favorable to Triple I.

         In June 1995, MTDC and CDFC each made a 90 day loan to Triple I of $100,000 that provided Triple I with short-term interim working capital to fund operations. These loans incur interest at 10% and were due as of September 17, 1995. MTDC and CDFC converted these loans to equity in February 1996.

         As successor to AOI Systems, Inc., Triple I became responsible for $130,000 of indebtedness to the predecessor company's creditors. This indebtedness incurs interest at 8.0% per annum and became due and payable on January 30,1995. Triple I renegotiated the note in July 1994 to require interest only payments at a rate of 8.0%, due monthly and negotiated an extension of the maturity date of this obligation.



                                       19






         In March 1996 Triple I entered into an agreement with Centennial Technologies, Inc, ("Centennial"), whereby Centennial would purchase on its own account components to build up to 20 inspection systems and E/R stations. See "Triple I's Products." Triple I would then construct the systems and pay Centennial for the components, upon receipt of the sale price from Triple I's customers. Originally, Centennial agreed to allow Triple I to purchase components up to a total of $750,000 due at any one time. Centennial and Triple I later agreed to increase the limit to $1,500,000. Triple I paid Centennial a one-time fee of $200,000. Centennial holds 750,000 shares of Triple I's Common Stock. See "BENEFICIAL OWNERS OF TRIPLE I COMMON STOCK."

         As of June 30, 1996, Triple I had notes payable in the amount of $481,367, of which $225,000 are past due. Of the past due amounts, $95,000 are due to directors, officers or related parties and one note in the amount of $130,000 has been past due, but terms were renegotiated to include payments of interest only. The notes contain various covenants which define events of default such as nonpayment, appointment of a receiver, general assignment for the benefit of creditors, etc., under which the debtholder is allowed to demand payment in writing. No demand notices have been received. Triple I intends to renegotiate the notes to extend the due dates.

         Triple I has incurred operating losses since inception that have continued through June 30, 1996. In addition, the report of Triple I's independent certified public accountant for the years ended September 30, 1995 and 1994, contains an explanatory paragraph as to Triple I's ability to continue as a going concern. Among the factors cited by the auditors as raising substantial doubt as to Triple I's ability to continue as a going concern is that Triple I has suffered recurring losses from operations and has an accumulated deficit of approximately $6.3 million as of June 30, 1996. See the Financial Statements attached hereto as Exhibits D and G. Triple I has received verbal approval from a local bank for a $500,000 credit facility guaranteed by the Small Business Association ("SBA Loan"). The loan is an export working capital loan whereby Triple I would be allowed to assign letters of credit received from customers (for orders to be shipped) and borrow against those letters of credit in advance. According to the terms, interest is due monthly in arrears and bears interest at prime plus two percent (2%) per annum. Triple I has received a firm commitment letter and expects to close the loan in November of 1996.

         To fund operations in the future, Industrial Imaging will rely on the purchase agreement with Centennial, the SBA Loan, and cash flow from anticipated sales. As of October 11, 1996, Triple I had a backlog in excess of $2 million, although it is awaiting letters of credit to support the sales. No assurance can be given that it will receive such letters, or that orders will be shipped. In addition, Triple I is continuing to seek additional sources of financing and should it merge with Orbis, it may have access to capital through the public equity and/or debt markets. In order to meets its working capital requirements for the next 12 months, Industrial Imaging will require additional funds from borrowings or equity financings in the future. Unless Industrial Imaging can arrange for additional working capital through either additonal equity financing or the issuance of additional long term debt, Industrial Imaging will be unable to meet its current operating needs without a significant restructuring of operations. See "Risk Factors."



                                       20


NEW ACCOUNTING PRONOUNCEMENT

         In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" ("SFAS 123"), which is effective for transactions entered into in fiscal years that begin after December 15, 1995. SFAS 123 established a fair value-based method of accounting for stock-based compensation plans. Triple I plans to adopt the disclosure method in 1996. Triple I has not determined, on a pro forma basis, the effect on 1995 net loss and loss per share of applying fair-value accounting rules to grants of stock based awards in 1995.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The following financial statements present the Pro Forma Consolidated Statement of Operations of Orbis for the year ended March 31, 1996 and for Triple I for the year ended September 30, 1995 as well as the Pro Forma balance sheets of Orbis as of June 30, 1996 and Triple I as of June 30, 1995, giving effect to the reverse merger as if such merger occured on October 1, 1994.

         On November 16, 1995, the Board of Directors of Triple I approved a merger with Orbis, a publicy-held shell, whose only activity has been expenses during the fiscal year relating to filing fees and minimal overhead costs. Orbis has had no significant revenue for the last four fiscal years. At this time, Orbis is in the process of filing this information statement with the Securities and Exchange Commision, which will enable Triple I to acquire 90% of the outstanding common stock of Orbis. Orbis has received approval from its Board of Directors and has received proxies voting in favor of the Transaction from holders of approximately 57.5% of the outstanding common stock. The Transaction will be accounted for as a capital stock transaction and will be treated as a recapitalization of Triple I with Triple I as the acquiror (reverse acquisition). The managements of Orbis and Triple I expect to record the Transaction as the issuance of stock and will charge to stockholders' equity any costs of the Transaction, with no goodwill recorded.

         The pro forma information is based on historical financial statements. Included in the pro forma adjustments is an adjustment for the conversion of all of the Triple I preferred stock to common stock, and the proposed Transaction requiring the exchange of one share of Industrial Imaging Common Stock for each 18 shares outstanding of Orbis Common Stock and the exchange of 100% of Triple I Common Stock (5,000,237 shares) for approximately 90% of the outstanding Industrial Imaging Common Stock (5,000,237 shares). The information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and is provided for comparative purposes only. The pro forma information should be read in conjunction with the notes thereto and the historical financial statements of both Orbis and Triple I included elsewhere herein. The pro forma information does not purport to be indicative of the results that would have occurred had the merger been effected on such date, nor do they project the results of operations for any future period.






                                       21








                       TRIPLE I CORPORATION & ORBIS, INC.
                            PRO FORMA BALANCE SHEETS


ASSETS
                                                  Triple I          Orbis
                                                   Balance          Balance            Pro Forma             Pro Forma
                                                  06/30/95         06/30/96           Adjustments          Consolidated

Cash                                              $   68,381     $       120        $                    $        68,501
Accounts receivable                                  129,471               0                                     129,471
Inventory                                            842,031               0                                     842,031
Prepaid expenses                                      14,602             100                                      14,702
                                                  ------------    -----------       ------------         ---------------
   Total current assets                            1,054,485             220                                   1,054,705
Property and equipment, net                           42,219               0                                      42,219
Patents, net                                         141,666               0                                     141,666
Other assets                                          10,786               0                                      10,786
                                                  ------------    -----------       ------------         ---------------
    Total assets                                  $1,249,156     $       220        $                    $     1,249,376
                                                  ============    ===========       ============         ===============


LIABILITIES AND SHAREHOLDERS EQUITY




                                                  Triple I          Orbis
                                                  Balance          Balance                Pro Forma          Pro Forma
                                                  06/30/95         06/30/96              Adjustments        Consolidated
                                                  --------         --------              -----------        ------------

Notes payable                                 $      481,776     $         0                             $       481,776
Accounts payable                                     614,475               0                                     614,475
Deferred revenue                                     150,250               0                                     150,250
Accrued expenses                                     791,577           1,000                                     792,577
                                                  ------------    -----------       ------------         ---------------
   Total current liabilities                       2,038,078           1,000            (862,637)              2,039,078
                                                  ------------    -----------       ------------         ---------------
Shareholders equity

Common stock                                          43,670          94,500     (a)        6,332                 55,252
                                                                                 (b)     (89,250)
Preferred stock                                        6,332               0     (a)      (6,332)                      0

Additional paid-in-capital                         5,364,104       3,245,134     (b)       89,250              8,698,488
Accumulated deficit                               (6,203,028)     (3,286,122)                                 (9,489,150)
Treasury stock                                                       (54,292)                                    (54,292)
                                                  ------------    -----------       ------------         ---------------
   Total shareholders equity                        (788,922)           (780)                                   (789,702)
                                                  ------------    -----------       ------------         ---------------
Total liabilities & equity                     $   1,249,156    $        220       $                    $      1,249,376
                                                  ============    ===========       ============         ===============







                                       22







                       TRIPLE I CORPORATION & ORBIS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS




                                                   Triple I      Orbis, Inc.                                 Pro Forma
                                                  Year ended      Year ended          Pro Forma            Consolidated
                                                   09/30/95        03/31/96          Adjustments              Balance
                                                   --------        --------          -----------              -------
Revenue                                            $1,225,023              0                                  1,225,023
Cost of revenue                                     1,142,582              0                                  1,142,582
                                                  ------------    -----------                            ---------------
     Gross profit                                      82,441              0                                     82,441
Operating expenses
     Research & development                           505,147              0                                    505,147
     Sales and marketing                              218,704              0                                    218,704
     General and administrative                       814,094         37,076                                    851,170
                                                  ------------    -----------                            ---------------
     Total operating expenses                       1,537,945         37,076                                  1,575,021
                                                  ------------    -----------                            ---------------
Loss from operations                               (1,455,504)       (37,076)                                (1,492,580)
Other income (expense)                                  6,567         (1,858)                                     4,709
Interest                                             (126,189)             0                                   (126,189)
                                                  ------------    -----------       ------------         ---------------
     Net loss                                      (1,575,126)       (38,934)                                (1,614,060)
Provision for income tax  (f)                               0              0                   0                      0
                                                  ------------    -----------       ------------         ---------------
                                                  $(1,575,126)    $  (38,934)       $          0         $  (1,614, 060)
                                                  ============    ===========       ============         ===============




----------------------------


NOTE: THE DIFFERENCE BETWEEN FISCAL YEAR END OF ORBIS AND TRIPLE I DOES NOT PRESENT MATERIALLY DIFFERENT INFORMATION AND SO TRIPLE I'S FINANCIAL INFORMATION HAS NOT BEEN ADJUSTED. THE COMPANIES (TRIPLE I AND ORBIS) BELEIVE THE PRESENTATION OF INTERIM INFORMATION IS NOT MEANINGFUL SINCE ORBIS HAS BEEN A SHELL COMPANY WITH NO SIGNIFICANT REVENUE OR OPERATIONS FOR THE LAST FOUR YEARS.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

         (a) Prior to the exchange of stock of Triple I and Orbis, all of Triple I's preferred stock will be converted to Triple I Common Stock on the basis of one share of Triple I Common Stock for each share of Triple I preferred stock. See DESCRIPTION OF SECURITIES. The amounts of common and preferred stock have been adjusted to reflect the conversion.

         (b) To reflect the exchange of one share of Industrial Imaging Common Stock for each 18 shares outstanding of Orbis Common Stock. Also, to reflect the exchange of 100% of Triple I Common Stock (5,000,237 shares) for approximately 90% of Industrial Imaging Common Stock (5,000,237 shares).






                                       23






         (c) The Companies (Orbis and Triple I) believe that the merger of Triple I and Orbis could trigger a change in ownership as defined in section 382 of the Internal Revenue Code. Management believes this could pose significant limitations on the utilization of net operating loss ("NOL") carryforwards. As of September 30, 1995, Triple I had NOL carryforwards of approximately $4.4 million which expire through 2010, and $60,000 of Research and Experimentation credit carryforwards. At September 30, 1995, Triple I had a deferred tax asset of $2.2 million and placed a full valuation allowance against its deferred tax asset due to uncertainty surrounding the realization of future tax benefits. As of March 31, 1996, Orbis had NOL carryforwards of approximately $2.7 million expiring at various dates through 2005 and research activities credits, investment tax credits, and jobs tax credit carryforwards of approximately $167,000. Orbis, at March 31, 1996, had a deferred tax asset of approximately $934,000 and placed a full valuation allowance against its deferred tax asset due to uncertainty surrounding the realization of future tax benefits.


COMPARATIVE PER SHARE DATA

         Below is the per share data for Orbis and Triple I as of the companies' respective year ends. Further information about Orbis is located in Orbis's 10-K attached hereto as Exhibit F.


                                                 Orbis             Triple I
                                             March 31, 1996   September 30, 1995

    Book Value per Common Share                  (.01)             $(1.97)
    Cash Dividends per Common Share                 0                   0
    Income (Loss) per Common Share               (.01)              (1.04)


INDEPENDENT AUDITORS

         A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting of stockholders, and will have the opportunity to make a statement and answer questions from stockholders if he or she so desires.




                                       24




TRIPLE I PRODUCT INFORMATION

         GENERAL

         Triple I designs, manufactures and markets automated vision and industrial imaging systems for inspection and identification of defects in printed circuit boards ("PCBs") and markets laser plotters for creation of artwork and phototools. Virtually all electronic equipment use PCBs, which contain electrical pathways ("conductors") that interconnect electronic components. PCBs are susceptible to conductor defects, such as electrical shorts, open circuits, and insufficient or excessive conductor widths, which interfere with the interconnections between electronic components attached to the finished boards.

         Companies engaged in the PCB manufacturing industry have become increasingly interested in automated optical inspection and remote sensing as increased competition within the industry has demanded better efficiency and quality control of PCBs. Concurrently, the trend within PCB manufacturing is towards the placement of more complex miniaturized components, in greater surface density, and having decreased conducting line widths. Those companies engaged in PCB manufacturing are driven towards automated optical inspection and remote sensing to satisfy industry demands for the precise quality of finished PCBs and assemblies.


         Triple I is an established supplier of automated inspection systems of PCBs. Triple I has developed an installed base of customers in the United States, Europe, and Asia, including Ericsson Telecom (Sweden), Fanuc (Japan), Hitachi (Japan), and Thompson Electronics (France). Triple I's recently obtained exclusive license to use the Polaroid laser recording and Helios(TM) film technology, together with Triple I's own advanced optical inspection systems, provide Triple I with the opportunity to enhance its competitive position within the expanding industry of industrial imaging as well as the capability to enter the PCB artwork and phototool generation market. Polaroid currently holds approximately 15% of Triple I's outstanding Common Stock. See "BENEFICIAL OWNERS OF TRIPLE I COMMON STOCK." Triple I estimates the current annual market for inspection systems for the PCB manufacturing industry alone to be in the range of $100 to $150 million. This market consists of approximately 2,500 PCB manufacturers domestically and internationally.


         During the past twenty-four months, Triple I has accomplished a number of major strategic goals, including the following:


         o Introduction of new generation of inspection systems. In April 1995, Triple I commenced production of its new AOI-2500 Series of modular advanced automated inspection systems. Management believes that this new generation of products accurately detects defects in PCB production at speeds greater than conventional optical inspection systems with a detection capability that permits inspection of fine lines and difficult geometric patterns. Management believes that the unique modular design of the AOI-2500 Series offers customers excellent flexibility and ease of upgrading their systems. Because the mechanical portions of each model in the series



                                       25



                  are identical, a customer can purchase the lowest priced model and upgrade at an appropriate time based on its needs and inspection requirements.

         o Polaroid license and equity investment. In November 1994, Triple I entered into a License and Collaboration Agreement (the "Polaroid Agreement") with Polaroid. The Polaroid Agreement gives both companies royalty free access to each others' patents, technology, and know-how for use in their respective fields of business. In addition, the agreement seeks to promote the development, marketing, and sales in the field of PCB inspection of an image processing system consisting of equipment designed by Triple I and other Polaroid partners and using Polaroid's new Helios(TM) film. As part of the Polaroid Agreement, Triple I has been granted the exclusive right to market Polaroid's Helios(TM)film within the PCB industry, subject to Triple I satisfying ongoing sales and performance milestones. Triple I and Polaroid believe that the Helios(TM)film offers significant advantages over other films currently used in the design of PCBs, such as processing cost-savings, high contrast and optical density, enhanced durability, and improved edge resolution. Polaroid's Helios(TM)film also does not require any wet processing, thereby avoiding significant environmental concerns. As a result, Triple I believes that significant market opportunities exist to sell the Helios(TM)film in conjunction with Triple I's products. In addition, Polaroid has granted Triple I access to laser plotter recording technology that is important to Triple I's efforts to expand and enhance its product base, and strengthen its competitive position.

         o Award of ARPA Contract. In August 1994, Triple I received a $946,000 contract (the "ARPA Contract") from the United States Advanced Research Projects Agency ("ARPA"), as part of ARPA's technology reinvestment project. To date, approximately $320,000 of the ARPA Contract has been funded. Under the terms of the ARPA Contract, Triple I, in conjunction with Optical Research Associates of Framingham, Massachusetts, is developing new automated optical inspection techniques to enable inspection systems to "adapt" to the position and movement speed of the product being inspected. The results of this project and the development of the new automated optical inspection system, if successful, are expected to significantly improve the performance of inspection systems for PCBs.



         THE PCB INDUSTRY

         In PCB manufacturing, the design of conductor patterns is developed with the help of a Computer Aided Design ("CAD") package, and later optimized for manufacturing at the PCB manufacturing plant by using a CAM system. The CAM system drives a laser plotter that generates a pattern on silver halide film. This film is often used to expose dry film which then becomes the photo tool, or "mask," to expose the photoresist that defines the conductor pattern on the PCB surface.


                                       26


         The trend towards more complex and compact electronic products that utilize large-scale integrated circuits requires the production of high-density PCBs with finer conductor lines, reduced spacing between those lines, and multiple layers. For such complex multilayer boards, production yield drops dramatically as the number of likely defects increases, unless in-process inspection is used. As a result, inspection is required throughout PCB production to identify such defects, which are then repaired, if possible. Early detection of these defects increases the possibility of successful repair and reduces the number and cost of unusable PCBs.

         Triple I intends to further develop and enhance its own proprietary technology to better serve the industrial imaging and inspection markets and exploit the synergy between its own technology in the field of image acquisition, processing and reconstruction and the technology of Polaroid. Triple I intends to expand into other inspection and industrial imaging markets, such as flat-panel displays and other products requiring precise high-resolution optical measurements to monitor quality control within the manufacturing process.

         TRIPLE I'S PRODUCTS

         Triple I's current products are automated vision systems sold to the PCB manufacturing industry. Triple I's products were pioneered by the current Triple I management team while employed by Itek Corporation (now a part of Litton Industries) in the 1980's through close collaboration with Digital Equipment Corporation. Triple I's systems are quality control and yield enhancement tools used for automated optical inspection of PCBs to determine the presence of flaws such as conductor breaks, short circuits, missing features and conductor width violations at various stages of the PCB manufacturing process. In addition, Triple I's systems can generate statistical reports of defects in real-time to assist in the control of the PCB manufacturing process, which can result in substantially improved yields. These improved yields, in conjunction with the advantages in quality control offered by Triple I's systems, provide a major economic incentive for companies in the $25 billion dollar PCB industry to purchase and use Triple I's products.

         Triple I presently offers "in-line" systems capable of inspecting almost any product at speeds ranging from three square feet per minute to over sixty square feet per minute, with current prices that range from $185,000 for Triple I's AOI-190A model to approximately $700,000 for some of the models from Triple I's new AOI-2500 series.

         PCB AUTOMATED OPTICAL INSPECTION SYSTEMS

         Each of Triple I's automated optical inspection ("AOI") systems consists of an optomechanical unit and an electronic unit. The optomechanical unit includes a moving platform that carries the PCB or artwork being inspected, and a scanning unit which acquires an image of the board, digitizes it, and transmits it to the electronic unit. The electronic unit processes and enhances the image to allow efficient analysis and interpretation of the acquired images. The proprietary structure of the electronic logic unit enables real time parallel processing, a requirement for performing each defect detection at very high speeds.



                                       27


         Triple I's AOI Systems incorporate both the "design rule check" and "reference comparison" methods of inspection. The design rule check method involves inspecting the circuitry of PCBs pursuant to a pre-programmed algorithm and detecting defects by applying prescribed rules to find flaws in the pattern of the circuitry. The reference comparison method involves an intelligent comparison of the subject PCB to a perfect "golden" board or to circuit pattern representations stored in a computer aided design ("CAD") or computer aided manufacture ("CAM") database.

         Triple I's systems can easily be integrated into the production processes of most PCB manufacturing facilities and can be employed at several stages during PCB manufacturing to inspect the artwork design master, the production phototools, the photoresist before the etching, the etched inner layers before lamination and the outer layers before attachment of electronic components. The systems are designed for operational simplicity and require no special skills or experience to operate. The design of each system permits easy maintenance and service. As a result, Triple I believes that the use of its AOI systems significantly reduces the overall production costs of PCBs.

         AOI-190 SERIES

         The AOI-190 Series is Triple I's basic optical inspection system. This system provides manufacturers of PCBs with a means to inspect PCB products for quality and analyze the information to achieve higher yields at an economical price. The AOI-190 inspection system provides a number of special features that clearly distinguish it from its competitors, including but not limited to the following:

         o The in-line conveyorized transport provides automated operation when linked to commercially available handling equipment. Communication is maintained between the host computer and the multi-functional evaluation/repair station (described below). Part identification is achieved through a bar code labeling device so that critical information moves throughout the system with reduced possibility of error, and tracking of parts and information throughout the manufacturing facility can be automated;

         o The linking of the AOI-190 inspector to the evaluation/repair station enables the customer to set-up or repair products while inspection is being conducted on the inspector with no interruptions or waiting periods. This feature significantly enhances throughput. In addition, management believes the AOI-190 is the only system on the market in which throughput can be increased and features added by software and hardware upgrades that are not expensive, and do not require major design changes, such as those offered by the competition. This is due to the open architecture and modularity inherent in Triple I's AOI-190; and

         o AOI-190 can be interfaced to most-available CAM systems to permit direct "downloading" of set-up data.

         Triple I presently manufactures and markets three models of the AOI-190 that currently range in price from $150,000 to $230,000.



                                       28


         AOI-2500 SERIES

         Triple I commenced production of the AOI-2500 in April 1995. This model has been developed to be an entirely modular product with high performance and maximum flexibility. Each model of the AOI-2500 series can be field upgraded to any of the higher performance, and/or larger format configurations, by adding plug-in boards and software. The series includes three basic models: the 1900, the 2500, and the 3200; depending on width of the inspection area. Each model combines in a standard and a high speed version. These models range currently in price from $320,000 to $700,000. Through June 30, 1996, Triple I had sold one AOI-2500 and two beta test models.

         Due to the modularity of the design and the fact that the mechanical portions of the machines in this series are identical, the customer can choose the lowest priced model that can meet its requirements without risking obsolescence as either the width of their product changes, or the factory throughput increases. This is a further extension of Triple I's philosophy of obsolescence-proof machines through the ability to continuously upgrade.

         AOI ER 35-36 EVALUATION AND REPAIR (E/R STATION)

         The AOI E/R Station enables the user to view, classify, and repair defects as well as create inspection set-up files without interrupting ongoing inspection at the inspection station. Ergonomically designed, the user may position the E/R station's display monitors for optimum viewing comfort and easily access the defective PCB for repair. Convenient bar code labeling facilitates defect evaluation and eliminates inspection data confusion. Automated camera positioning precisely displays a magnified, crisp image of artwork and PCBs and of each reported defect on a high-resolution color monitor, significantly reducing operator fatigue.

         A computer generated reticle offers very precise measurement of defects. Defects requiring repair or additional evaluation may be marked or optionally photographed with a Polaroid freeze- frame camera for further review. Video recording of complete inspection data is also available. The inspection station defect report for the PCB under evaluation is simultaneously displayed on a separate screen. This report includes defect number, location, and type of defect. To maximize throughput, defects are automatically sorted by user defined levels of severity. Additionally, defects may be further classified for yield analysis and process control using the eight included SPC software packages. Triple I's Evaluation/Repair Station and series of inspection stations combine to provide a complete automated optical inspection system for real-time process control and yield improvement.

         FUTURE PRINTED CIRCUIT BOARD INSPECTION PRODUCTS

         Management believes that the major technological innovations that Triple I has access to, through its previous work and its strategic partnership with Polaroid, will permit Triple I to make major improvements in the PCB product line as well as create opportunities for expansion into other market areas, such as optical velocity tracking, optical Z dimension gauging, and advanced imaging devices. Management believes that the addition of depth and color will permit broadening the applicability of this product to types of PCBs that presently cannot be inspected and significantly



                                       29


increase the performance of the equipment in regard to defect detection, and improve the ability to discriminate between real defects and oxidation or discoloration flaws which are often flagged as defects, but judged not to be of consequence. As a result, Triple I believes it will be able to increase the features of its present models and simplify its software.

         ARTWORK/PHOTOTOOL IMAGING SYSTEMS

         In PCB manufacturing, the design of the conductor patterns are developed with the help of a CAD software package, and later optimized for manufacturing at the PCB manufacturing plant by using a CAM system. The CAM system then drives a laser plotter that first generates the pattern on silver halide film. This silver halide film often becomes the photo tool (mask) to expose the photoresist that defines the conductor pattern on the PCB surface.

         The image manipulation that is done in the CAM system ensures that the final design meets all of the design rule criteria and makes optimum use of the base material. The digital image generated in the CAM system contains all of the information which is required both for generating the artwork and also for establishing the criteria for inspection of the artwork and completed PCB product. Because of this, it is customary now to treat the optical inspector, the CAM and the laser plotter as an integrated "front end" system. The interfaces then are designed so as to ensure that the correct information is transmitted among all elements of this "front end," saving labor and increasing accuracy.

         Since the components of the "front end" represent the most sophisticated systems in PCB manufacturing, the customers prefer to purchase them from one supplier to ensure compatibility of interfaces and efficient overall system integration. Triple I's major competitor, Orbotech, Inc., has taken advantage of this trend by supplying CAM and artwork recording systems (laser photoplotters) as well as inspection systems.

         In order to address this strong customer preference, and to increase the volume of sales per customer, Triple I plans to establish new OEM Agreements and strategic alliances with suppliers of CAM products. In addition, pursuant to the Polaroid Agreement, Triple I has access to critical advanced technology for its base business, also grants as well as an exclusive license to sell Polaroid's proprietary film in the PCB artwork and phototool markets.

         POLAROID AGREEMENT

         The strategic partnership between Triple I and Polaroid takes advantage of complementary technological, marketing and product strengths, including, but not limited to, the following:

         o The Polaroid film technology that has been market tested and is presently in production.

         o The recording technology and devices that have been developed through research and cooperation by Polaroid and other partners (and which will be enhanced through the



                                       30



                  state-of-the-art advanced optical concepts being developed by Triple I under ARPA sponsorship).

         o The features of Triple I's inspection systems that provide the only means for reliable, fast inspection for artwork and phototools. This ensures the quality of the phototools prior to manufacturing, an absolute must when introducing a new film product into a manufacturing environment.

         POLAROID'S HELIOS(TM) FILM

         Polaroid has developed the Helios(TM) film, a dry process film with many superior performance characteristics compared to the imaging films currently being used in the manufacture of PCBs. The Polaroid product is expected to be less prone to deterioration with use than silver halide and diazo. This permits repeated use of the film as both master and phototool, eliminating the current practice which often requires both tools. This should also eliminate most defects introduced by the relatively poor quality of diazo. The film also shows promise for imaging PCB designs with very small features, performance difficult to achieve with present technology.

         As the Helios(TM) film is a dry process product, potential customers will benefit from elimination of chemicals and their effluent, a major concern in an industry that is closely scrutinized by environmental agencies. The dry process film also eliminates the need for "dark room" facilities for creating the phototools. The film will be marketed under private label.

         The performance and economic advantages of using Polaroid's Helios(TM) film include: (i) contrast is binary - black or white with no grey scale, (ii) very high optical density, (iii) extremely sharp edges, (iv) very durable, (v) threshold improves resolution, (vi) no wet processing, (vii) no pollutants, and
(viii) no equipment changes necessary for use as phototool.

         SALES AND MARKETING STRATEGY

         Triple I's strategy is to emphasize the broad range of competitive performance and cost advantages of its products and the ability to upgrade systems through Triple I's modular designs of its systems. The AOI-190 series is expected to be marketed to the customers that to-date have not purchased any vendor's system, and to those accounts replacing outdated medium performance equipment. The AOI-2500 series product is expected to be promoted to larger PCB manufacturers that require high productivity. Key elements of Triple I's marketing strategy include:

         o emphasizing product performance advantages such as in-line conveyorized material handling, ease-of-use, high throughput, high reliability, flexible and affordable service policies and upgrade paths;

         o expanding Triple I's direct sales force in the United States, particularly on the west coast;



                                       31


         o increasing international sales through proper support of the existing strong representative and distributor network, including joint seminars, sales calls, and product showings; and

         o establishing Triple I's image as the supplier of choice via press releases and institutional advertising.

         Triple I currently employs one full-time, in-house, employee dedicated to sales and marketing and also employs one salesperson in England. In addition, Triple I relies upon the efforts of eight independent agents and distributors both domestically and internationally. Triple I promotes its products through institutional advertising, distribution of product literature and promotional videotapes throughout the industries its products service, and exhibits and product presentations at industry and trade shows, such as CEMEX and Productronica.

         Triple I intends to introduce new products that are developed from its strategic alliance with Polaroid both domestically and in Japan through beta site testing (installed at a customer's site) and field trials. Subsequently, it intends to launch an advertising campaign designed to inform potential customers of the economic and performance benefits offered by these products, emphasizing both Polaroid's corporate image for creative technology and Triple I's reputation for a high level of service and quality assurance. These products are expected to then be marketed throughout the United States, Europe and Asia through Triple I's sales and marketing staff and its international network of agents and distributors.

         COMPETITION

         The optical inspection systems industry is intensely competitive. Triple I competes with many companies in the United States and Europe, several of which have substantially greater financial, technical, sales, and managerial resources than Triple I and may be able to adapt more quickly to new or emerging technologies and changes in customer requirements or to devote greater resources to the promotion and sale of their products than can Triple I. Triple I believes that in the future the principal competitive factors will be product functionality and performance (e.g., speed, ease of use, accuracy and reliability), the development of improved products through research and development, customer support services, customer relations and price. No assurance can be given that Triple I will compete successfully with existing or potential future competitors.

         Triple I believes that the quality of its products, its ability to quickly and adequately respond to the needs of its customers, its early recognition of trends in the development of optical inspection related products, and its increasing product and brand name recognition are important competitive factors in achieving market penetration for its products. In addition, Triple I believes that it will be able to distinguish itself from its competition as a result of Triple I's broad selection of inspection products, proprietary technology, and access to other advanced technology and products by virtue of Triple I's relationship with Polaroid as well as funded development through ARPA and similar



                                       32


programs. Management believes that the significant advantages that Triple I's products enjoy over those of its competition are as follows:

         Reliability and limited down-time. Triple I believes that its products enjoy significantly higher reliability and less down-time than those of its competition. This can be attributed to the more advanced in-line design of Triple I's products, which employ few moving parts, and are therefore less prone to equipment failures, and the availability of direct diagnostic links, via modem, whereby Triple I's in-house service technicians can diagnose and troubleshoot Triple I's products in the field directly from Triple I's facilities.

         Versatile products which can be easily upgraded. Triple I's products are designed to be significantly less prone to obsolescence than those of its competition. Unlike those of Triple I's competition, Triple I's products are designed to be more highly dependant upon software with a very modular hardware design that may be easily upgraded to add more features.

         Increased accuracy and higher throughput. Triple I believes that its products, as a result of its unique in-line system with multiple stationary cameras, achieve a higher throughput at most levels of resolution, resulting in enhanced productivity and overall performance.

         Complete integration of design, inspection and repair systems. Triple I's products together allow for the integrated implementation of a complete automated inspection system for real-time process control and yield improvement through inspection, evaluation and repair. When combined with the laser plotters and advanced Helios(TM) film currently being tested by Triple I, Triple I's product line will have the added advantage of offering a complete integrated solution to the "front needs" of PCB manufacturers.

         FACILITIES AND MANUFACTURING OPERATIONS

         Triple I maintains its corporate headquarters, executive offices and principal research, developing, engineering, and manufacturing facilities in approximately 13,000 square feet in Lowell, Massachusetts pursuant to a renewal lease as of December 1, 1995, which includes the original facility, plus additional manufacturing space. The annual rental for these premises is approximately $92,000. Triple I believes that these facilities are adequate to meet its current needs. If additional space is required, Triple I believes that adequate facilities are available at competitive prices.

         Triple I's current manufacturing operations occupies 6,000 square feet of space in Lowell, and structured as a Just-In-Time/Demand Pull operation with work cells for AOI-190 series inspectors, AOI-2500 series inspectors, and E/R stations. The current space is sufficient for shipment of up to three systems per month. Triple I intends to increase its manufacturing space gradually, as additional products are developed.

         Triple I's manufacturing work force consists of a small group of highly talented individuals, each trained to cover several areas of production. Emphasis is on performing final assembly, test



                                       33


and integration while maintaining critical skills in each aspect of production: machining, PCB assembly and rework, cable fabrication, electric-mechanical subassembly, optical alignment, and electrical test.

RISK FACTORS
------------

         STOCKHOLDERS SHOULD CAREFULLY CONSIDER THE FOLLOWING MATTERS IN ADDITION TO THE OTHER INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS INFORMATION STATEMENT. INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS INFORMATION STATEMENT CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE
MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH STATEMENTS CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "WOULD," "CAN," "COULD," "INTEND," "PLAN," "EXPECT," "ANTICIPATE," "ESTIMATE" OR "CONTINUE" OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY. THE FOLLOWING MATTERS CONSTITUTE CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS WITH RESPECT TO SUCH FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN RISKS AND UNCERTAINTIES, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS.

         LOSSES  SINCE  INCEPTION;   WORKING  CAPITAL  DEFICIENCY;   INDEPENDENT
         CERTIFIED PUBLIC ACCOUNTANT'S UNQUALIFIED REPORT WITH AN EMPHASIS ON A MATTER

         Triple I has incurred operating losses since its inception that have continued through September 30, 1995 and June 30, 1996. As a result, Triple I had an accumulated deficit at September 30, 1995 and June 30, 1996 of approximately $4,900,000 and $6,203,000, respectively, primarily as a result of limited production of systems, expenditures for research and product development, marketing, and administrative overhead. In addition, at September 30, 1995 and June 30, 1996, Triple I had a working capital deficit of approximately $1,700,000 and $1,054,000, respectively. No assurance can be given that Triple I will be able to achieve profitability in this or future years. The report of Triple I's independent certified public accountants for Triple I's fiscal year ended September 30, 1995 contains an explanatory paragraph as to Triple I's ability to continue as a going concern. Among the factors cited by the auditors as raising substantial doubt as to Triple I's ability to continue as a going concern is that Triple I has suffered recurring losses from operations and has an accumulated deficit.

         RAPID TECHNOLOGICAL CHANGE/DEPENDENCE ON PRODUCT DEVELOPMENT

         The AOI field is undergoing rapid and significant technological change. Management expects AOI technology to continue to develop rapidly. Industrial Imaging's success will depend upon its ability to maintain a competitive position for its products in the marketplace. To do so, Industrial Imaging must develop and enhance its technology and products to keep pace with rapid technological changes in AOI equipment and applications. Many companies have developed and are capable of developing competing products based on technologies similar to Triple I's or on other technologies. Many of these competitors are well-established, and several have substantially greater



                                       34


financial and other resources than Triple I, and have established success in the development, sale and service of competitive products. No assurance can be given that these or other firms will not develop new or enhanced products that are more effective than any that have been developed or may be developed by Industrial Imaging. No assurance can be given that planned future products will realize market acceptance or will meet technical demands of current and potential customers.

         Industrial Imaging's success in developing and selling new and enhanced products depends upon a variety of factors, including accurate prediction of future customer requirements, introduction of new products on schedule, cost-effective manufacturing and product performance in the field. Industrial Imaging's new product decisions and development commitments must anticipate the equipment needed to satisfy the requirements for inspection processes one or more years in advance of sales. Any failure to predict accurately customer requirements and to develop new generations of products to meet those requirements would have a sustained material adverse effect on Triple I's business, financial condition and results of operations. New product transitions could adversely affect sales of existing systems. Product introductions could contribute to quarterly fluctuations in operating results as orders for new products commence and orders for existing products or enhancements of existing products fluctuate.

         IMPORTANCE OF RECENTLY INTRODUCED PRODUCTS

         Industrial Imaging's future success depends upon the market's acceptance of new generations of its systems. Triple I recently commenced production of its AO1-2500 series which has the capability to detect defaults in PCB production at greater speeds than conventional optical inspection systems. The inability of these systems to achieve widespread customer acceptance or any technical or manufacturing difficulties with these systems (or subsequent generations of Industrial Imaging's systems) would have a material adverse effect on Industrial Imaging's business, financial condition and results of operations. In addition, there can be no assurance that the market for the leading-edge applications targeted by the AOI-2500 systems will develop as quickly or to the degree that the Triple I currently anticipates, or that these systems will achieve widespread customer acceptance.


         COMPETITION


         The optical inspection systems industry is intensely competitive and Triple I's systems for PCB inspection face competition from a number of United States and foreign companies. Industrial Imaging will compete with many competitors, several of which have substantially greater financial, technical, sales and managerial resources than Industrial Imaging and may be able to adapt more quickly to new or emerging technologies and changes in customer requirements or to devote greater resources to the promotion and sale of their products than will Industrial Imaging. Industrial Imaging believes that in the future the principal competitive factors will be product functionality and performance (e.g., speed, ease of use, accuracy and reliability), the development of improved products through research and development, customer support services, customer relations and price. No assurance can be given that Industrial Imaging will compete successfully with existing or potential future competitors.



                                       35



         NEED FOR ADDITIONAL FUNDS

         Industrial Imaging will require additional funds from borrowings or equity financings. No assurance can be given that such funds, if needed, will be available, if at all, on terms which are satisfactory or advantageous to Industrial Imaging or its stockholders.

         RISKS RELATING TO GROWTH AND EXPANSION

         Rapid growth of Industrial Imaging's business, of which no assurance can be given, may significantly strain Industrial Imaging's management, operational, and technical resources. If Industrial Imaging is successful in obtaining rapid market penetration of its products, Industrial Imaging will be required to deliver increasing volumes of highly complex products and components to its customers on a timely basis at a reasonable cost to Industrial Imaging. No assurance can be given that Industrial Imaging's efforts to expand its manufacturing and quality assurance activities will be successful or that Industrial Imaging will be able to satisfy increased commercial scale production on a timely and cost-effective basis. In addition to the levels of support currently provided, including the ability to modify its technology and products to meet end-user requirements, Industrial Imaging will also be required to continue to improve its operational, management and financial systems and controls. Failure to effectively manage such growth could have a material adverse effect on the business of Industrial Imaging.

         DEPENDENCE UPON FOREIGN SALES

         During Fiscal Years 1993, 1994 and 1995, sales to foreign customers accounted for the majority of Triple I's total revenue. Management expects that revenues from foreign customers will continue to account for a significant portion of future revenues. Triple I has been and Industrial Imaging will continue to be subject to risks associated with foreign customers in general, including political instability, embargoes, shipping delays, custom duties, import and export quotas and other trade restrictions, all of which could have a material adverse effect on Industrial Imaging's operations, or could have a significant adverse impact on Industrial Imaging's ability to deliver products on a competitive and timely basis. Although Triple I generally sells products to large, well- funded corporations or requests letters of credit from less creditworthy customers, Industrial Imaging could experience difficulties in obtaining or enforcing judgments with respect to receivables outside the U.S. Triple I's foreign sales have been, and Industrial Imaging's foreign sales are expected to be made in U.S. dollars. A strengthening in the dollar relative to the currencies of those countries where Triple I does business would increase the prices of its products as stated in those currencies, and may adversely affect Industrial Imaging's sales in those countries. To the extent Industrial Imaging lowers its prices to reflect a change in exchange rates, the profitability of Industrial Imaging's business in those markets may be adversely affected. In the past, there have been significant fluctuations in the exchange rates between the dollar and the currencies in those countries in which Triple I does business.



                                       36


         RELIANCE ON POLAROID; POSSIBLE LOSS OF EXCLUSIVE RIGHTS TO HELIOS(TM) FILM

         Industrial Imaging anticipates that a significant amount of its future revenues will be derived from products developed pursuant to the Polaroid Agreement and in collaboration with Polaroid. Under the Polaroid Agreement, Industrial Imaging will be required to meet certain sales and performance milestones to maintain Triple I's exclusive right to market and sell Polaroid's Helios(TM) film to the PCB market. No assurance can be given that Industrial Imaging will be successful in developing and marketing products pursuant to the Polaroid Agreement, or that Industrial Imaging will meet the sales and performance milestones necessary to maintain the exclusive rights to market and sell the Helios(TM) film granted thereunder. Although no such performance milestones apply to Triple I's agreement with Polaroid granting it access to Polaroid's other technology, failure to meet the performance milestones with regard to the Helios(TM) Film could have a material adverse effect on Industrial Imaging.

         ATTRACTION AND RETENTION OF QUALIFIED PERSONNEL; DEPENDENCE ON KEY EMPLOYEES

         Industrial Imaging's ability to further develop and market its products and to attain a competitive position will depend, in large part, on its ability to attract, retain and motivate qualified personnel. No assurance can be given that Industrial Imaging will be able to attract and retain such personnel. The success of Industrial Imaging's business is dependent in particular upon the services of Juan J. Amodei, Ph.D., its Chairman of the Board and Chief Executive Officer. The loss of Dr. Amodei's services would have a material adverse effect on Industrial Imaging.

         LIMITED MARKET ACCEPTANCE FOR TRIPLE I'S PRODUCTS

         Although Triple I has developed an installed base of customers in the United States and in foreign markets, no assurance can be given that Industrial Imaging's products in the future will be accepted in the marketplace. Industrial Imaging's marketing efforts require substantial expenditures and no assurance can be given that Industrial Imaging will be successful in selling any products it develops or any products developed jointly by Industrial Imaging and Polaroid.


         PATENTS AND PROPRIETARY INFORMATION

         Triple I's products require technical know-how to engineer and manufacture and are based, in part, upon proprietary technology. Triple I holds four United States patents and seven patents issued by Canada, France, Germany, Israel, Japan, England and Taiwan. No assurance can be given that any patents issued to Triple I will provide any competitive advantages or will not be challenged by third parties. In addition, no assurance can be given that Industrial Imaging will develop in the future proprietary products that are patentable, or that the patents of others will not have an adverse effect on the ability of Industrial Imaging to do business. No assurance can be given as to the issuance of additional patents or, if so issued, as to their scope and validity. Furthermore, although Triple I believes that its products and processes do not infringe upon the intellectual property rights of others, no assurance can be given that Triple I's products or processes will not be found to infringe


                                       37


any patents or other intellectual property rights of third parties, in which case, no assurance can be given that Industrial Imaging could obtain a license from the intellectual property owner on commercially reasonable terms or at all.

         To the extent proprietary technology is involved and where patent protection is not believed to be appropriate or obtainable, Industrial Imaging will rely on trade secrets that it seeks to protect through the use of confidentiality agreements with certain employees, consultants and other parties. No assurance can be given that others will not independently develop substantially equivalent or superior proprietary technology or otherwise gain access to Industrial Imaging's trade secrets, that any obligations of confidentiality will be honored or that Industrial Imaging will be able to effectively protect its rights to proprietary information. As Triple I intends to enforce its patents, trademarks and copyrights and protect its trade secrets, it may be involved from time to time in litigation to determine the enforceability, scope and validity of these rights. Any such litigation could result in substantial cost to Industrial Imaging and diversion of effort by Industrial Imaging's management and technical personnel.

         POSSIBLE VOLATILITY OF COMMON STOCK PRICES

         The markets for equity securities in general and for those of manufacturers and sellers of high technology products, in particular, have been volatile and the price of the Common Stock in the future could be subject to wide fluctuations in response to quarterly variations in operating results, news and product announcements, trading volume, general market trends and other factors.

         POSSIBLE DEPRESSIVE EFFECT IN PRICE OF SECURITIES OF FUTURE SALES OF COMMON STOCK AND EXERCISE OF REGISTRATION RIGHTS.

         The sale, or availability for sale, of substantial amounts of Common Stock in the public market could adversely affect the prevailing market prices of Industrial Imaging's securities and could impair Industrial Imaging's ability to raise additional capital through the sale of its equity securities. In addition, the existence of the outstanding options and warrants, and other options that may be issued under the 1996 Plan, and exercise of these securities may further dilute the interest of the persons purchasing Common Stock. Further, the holders of such warrants and options may exercise them at a time when Triple I would otherwise be able to obtain additional equity capital on terms more favorable to Industrial Imaging.

         POSSIBLE ISSUANCE OF ADDITIONAL SHARES

         Industrial Imaging's Board of Directors has authority, without action or vote of the stockholders, to issue all or part of the authorized but unissued shares. Any such issuance will dilute the percentage ownership interest of stockholders and may further dilute the book value of the Common Stock. In addition, the authorized and unissued shares of Preferred Stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors, without further action by stockholders, and may include voting rights (including the right



                                       38


to vote as a series on particular matters), preferences as to dividends and liquidation, conversion and redemption rights and sinking fund provisions. The issuance of any additional shares of Preferred Stock could adversely effect the rights of the holders of Common Stock, and therefore reduce the value of the Common Stock. In particular, specific rights granted to future holders of Preferred Stock could be used to restrict Industrial Imaging's ability to merge with or sell its assets to a third party, thereby preserving control of Industrial Imaging by present owners.


         NO DIVIDENDS

         Triple I and Orbis have paid no dividends to its stockholders since their respective stockholders since inception. Industrial Imaging intends to reinvest earnings, if any, in the development and expansion of its business, and therefore does not plan to pay dividends in the foreseeable future. In addition, if Industrial Imaging obtains bank financing in the future, of which no assurance can be given, the terms of such financing may restrict Industrial Imaging from declaring and issuing dividends to its stockholders.



                                       39





                                 PROPOSAL NO. 3

                              ELECTION OF DIRECTORS

         The following table sets forth the date each nominee director was elected a director and the age, positions and offices currently held by each director. Each of Triple I's directors is elected for a period of one year and serves until his successor is duly elected by the stockholders.

         NAME                                                 AGE      POSITION(S)
         ----                                                 ---      -----------
Juan J. Amodei, Ph.D.................................         61       Chief Executive Officer and Chairman
                                                                       of the Board of Directors
Joseph Bordogna, Ph.D................................         62       Director
Charles G. Broming...................................         47       Director
Robert Creeden.......................................         36       Director
A. Uri Levy..........................................         36       Director
Joseph A. Teves......................................         48       Director
Harry Hsuan Yeh, Ph.D................................         70       Director

 BACKGROUND

         The following is a brief summary of the background of each nominee director and future executive officer of Industrial Imaging:

         JUAN J. AMODEI, PH.D., 61, has served as Chairman of the Board and Chief Executive Officer of Triple I since October 1992. From September 1986 to October 1992, Dr. Amodei served as Chairman of the Board of AOI Systems, Inc., Triple I's predecessor and a spin-off of Itek Optical Systems, where Dr. Amodei served as President from March 1976 to August 1986. Dr. Amodei holds a Bachelor of Science degree from Case Institute of Technology and both a Masters in Electrical Engineering and a Ph.D. in Electrical Engineering from the University of Pennsylvania. Dr. Amodei is a Trustee of the University of Pennsylvania and Chairman of the Board of Overseers of the School of Engineering and Applied Science.

         BRYAN GLEASON, 46, has served as Chief Financial Officer ("CFO") for Triple I since May 1996. Mr. Gleason was the CFO and Treasurer of Network Six, a public company specializing in systems integration from 1993 - 1996. From 1982 to 1993 Mr. Gleason was Vice President and Corporate Controller of Winthrop Financial Associates, a publicly held investment and management firm with a portfolio in excess of $6 billion. Mr. Gleason received a Bachelor of Science Degree with a concentration in Accounting at Northeastern University. Mr. Gleason is a Certified Public Accountant.



                                       40





         MICHAEL  CHASE,  51,  has  served  as  Triple  I's  Vice  President  of
Manufacturing and Field Service since October 1992. From September 1990 to October 1992, Mr. Chase served as Vice President of Manufacturing for AOI Systems, Inc. From August 1987 to July 1990, Mr. Chase served as the Vice President of Operations for Datasec Corporation, a manufacturer of computer equipment. Mr. Chase holds both a Bachelor of Engineering degree and a Masters of Engineering degree from Rensselaer Polytechnic Institute.

         DOUGLAS M. DOMRES, 52, has served as Triple I's Vice President of Marketing since August 1993. From September 1990 to August 1993, Mr. Domres served as a private consultant to several high-technology firms in the areas of marketing and strategic planning and as a consultant to the healthcare industry in the areas of image and document management systems. Mr. Domres holds a Bachelor of Science degree in Chemistry from the State University of New York at Buffalo.

         RICHARD J. ROYSTON, 64, has served as Triple I's Vice President of Research since October 1992. From September 1986 to October 1992, Mr. Royston served as Vice President of AOI Systems, Inc. in several capacities. Mr. Royston holds a Bachelor of Arts degree in Mathematics from Oxford University and a Bachelor of Science degree in Mathematics from the University of London.

         JOSEPH BORDOGNA, PH.D., 62, has served as a member of Triple I's Board of Directors since April 1993. Dr. Bordogna is a Dean Emeritus of the University of Pennsylvania, the head of the Engineering Directorate of the National Science Foundation and the chair of the President's Initiative in Advanced Manufacturing Technology. Dr. Bordogna also serves as a Director of University City Science Center, a regional science and technology transfer park located in Philadelphia, Pennsylvania. Dr. Bordogna has been awarded numerous honors, including the Centennial Medal of the Institute of Electrical and Electronics Engineers.

         CHARLES G.  BROMING,  47,  has  served as a director  of Triple I since
February 1996. Mr. Broming is presently an Investment Officer for the Massachusetts Community Development Finance Corporation ("CDFC"), a state owned corporation that provides financing for businesses in financially distressed communities within Massachusetts. Prior to joining CDFC in 1994, Mr. Broming was a business consultant for Recoll Management Corporation, a privately held company that specializes in the recovery and collection of distressed loans. From 1990 to 1991, Mr. Broming ran an independent management consulting business called CGB Associates. Mr. Broming received a Bachelor of Arts degree from University of California, Riverside and a Masters in Business Administration degree from University of Michigan, Ann Arbor.

         ROBERT CREEDEN, 36, has been a director of Triple I since February 1996. Since 1990, Mr. Creeden has been a Vice President at the Massachusetts Technology Development Corporation ("MTDC"), a state owned corporation that provides financing for technology-based emerging Massachusetts businesses. Prior to joining MTDC, Mr. Creeden spent six years as a management consultant for Wolf and Company of Massachusetts and Control Data Business Advisors, two

                                       41





privately held business consulting companies. Mr. Creeden received a Bachelor of Arts degree from the College of the Holy Cross and an Masters in Business Administration from Suffolk University.

         A. URI LEVY, 36, has been a director of Triple I since August 1996. Mr. Levy is currently the President of Centennial Capital, Inc., a wholly owned subsidiary that manages the investments and technology ventures of its parent company, Centennial Technologies, Inc. From 1994 to August 1996, Mr. Levy was President, Chief Operating Officer and Director of Centennial Technologies, Inc., a publicly held company that specializes in the manufacture of PC cards for computers. From 1989 to 1994, Mr. Levy served as President and Chief Executive Officer of ACOM Computer, Inc., which specializes in hardware and software products for laser printer development. Mr. Levy received a Bachelor of Science degree from University of California, Irvine and a Master of Science degree in Engineering from Northrop University.

         JOSEPH A. TEVES, 48, has served as a member of Triple I's Board of Directors since May 1994. Mr. Teves is the President of Distrigas Corporation, a privately-held company located in Everett, Massachusetts engaged in the import, export and distribution of liquid natural gas. Mr. Teves also serves as a Director of the New England Gas Association and has served as a management consultant to companies within the gas industry. Mr. Teves holds a degree in Business Administration from the Massachusetts State College at Salem.

         HARRY HSUAN YEH, PH.D., 70, has served as a member of Triple I's Board of Directors since 1992. Dr. Yeh is Chairman of Sinonar Corporation, a Taiwanese company founded by Dr. Yeh in 1982 engaged in the manufacture of amorphous silicon devices and solar cells. Dr. Yeh is a graduate of Chai-Tung University in China and holds a Ph.D. in Mechanical Engineering from the Massachusetts Institute of Technology.


         Under the terms of agreements by and among Triple I and MTDC and CDFC, MTDC and CDFC have the right to nominate for election two members of Triple I's Board of Directors. To date, MTDC and CDFC have nominated Messrs. Broming and Creeden to the Board of Directors. In addition, Triple I has agreed to support for election a designee of the Placement Agent (who is acceptable to Triple I in its reasonable discretion) on the Board of Directors of Triple I. The Placement Agent has not yet designated a candidate for election to the Board of Directors. The Placement Agent's designee may be an officer, director, partner, stockholder or affiliate of, or consultant to the Placement Agent or Orbis. Stockholder approval will be sought for the election of the Placement Agent's designee once the nomination is made.


CERTAIN TRANSACTIONS OF TRIPLE I AND ORBIS

         From time to time during 1993, 1994 and 1995 Pasquale Ruggieri, President, Arthur Jenkins, Secretary and Thomas L. DePetrillo, 5% stockholders of Orbis, made loans to Orbis to meet accounting fees and other miscellaneous expenses. Mr. Ruggieri's loans amounted to $32,495, Mr. Jenkins made loans of $15,000 and Mr. DePetrillo made loans of $51,461. In addition, in November, 1995, the three above named individuals guaranteed payment of a loan to Shawmut




                                       42





National Bank in the amount of $16,500. As agreed between the individuals and the Board of Directors, these persons converted the amount due them (total of $79,139) into pre-split common stock of Orbis (total 1,781,218 shares). Such shares have been issued at a rate of $.055 per share, as follows: 584,910 shares to Pasquale Ruggieri, 270,000 shares to Arthur Jenkins and 926,308 shares to Thomas DePetrillo.

         An aggregate of 1,357,886 shares of Orbis is owned by Messrs. Ruggieri and Jenkins, who are presently associated with the Placement Agent that assisted in the 1996 Private Placement of Triple I Corporation. These persons acquired some of their holdings more than 5 years ago while associated with another securities broker-dealer no longer in business. Messrs. Ruggieri and Jenkins, along with others, have executed proxies for 5,436,034 shares totaling 57.5% of the total outstanding shares of Orbis approving the Transaction.

         In February 1996, in connection with the Private Placement, certain stockholders of Triple I converted outstanding debt to Common Stock as follows:

Name                                Outstanding Loan Balance($)                 Common Shares Issued(#)
----                                ---------------------------                 -----------------------
CDFC                                            506,021                                   506,021
Juan J. Amodei, Ph.D.                            45,985                                    45,985
Joseph Bordogna, Ph.D.                           17,271                                    17,271
Peter O. Kliem                                   67,408                                    67,408
MTDC                                            379,728                                   379,728
Joseph A. Teves                                  66,935                                    66,935
Harry Hsuan Yeh                                 187,289                                   187,289

         In June 1996, Centennial Technologies, Inc. ("Centennial") through a wholly-owned subsidiary, Centennial Investments, Inc. purchased 250,000 shares of Common Stock for $250,000. In March, 1996 Triple I entered into a purchase agreement with Centennial whereby Centennial has agreed to purchase components and materials up to $3 million for Triple I and resell them to Triple I. Triple I has agreed to pay Centennial upon full payment from Triple I's customers as systems are sold. The agreement is effective until June 30, 1997 and purchases must be specifically authorized by Centennial. As of June 30, 1996, Centennial had authorized purchases for the first $750,000. In accordance with the agreement, Triple I paid a one time fee of $200,000. Uri Levy, President of Centennial Investments, Inc., has been nominated as a member of the Board of Directors of Industrial Imaging.

COMPLIANCE WITH SECTION 16(A)

         Section 16(a) ("Section 16(a)") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of Orbis's Common Stock, to file initial reports of ownership on Form 3 and

                                       43





reports of changes in ownership on Form 4 with the Securities and Exchange Commission (the "SEC") and any national securities exchange on which Orbis's securities are registered. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Orbis with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to Orbis and written representations from the executive officers and directors, Orbis believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners during Fiscal 1995 were complied with.

COMPENSATION FOR DIRECTORS AND OFFICERS OF ORBIS


         The directors of Orbis have not received any compensation for the meetings attended over the past fiscal year. Officers of Orbis did not receive any compensation during the previous fiscal year.

PERFORMANCE GRAPH

         When providing information concerning the election of directors, a company is normally required to provide a graph (a "Performance Graph") to shareholders comparing the performance of the company's stock to the performance of the relevant stock market in general and to the company's industry in particular. Since Orbis has not had any operations or had its stock actively traded since 1992, a graph comparing to the performance of the market or a particular industry would be meaningless. Moreover, upon the completion of the Transaction, Industrial Imaging will be competing in a new and different industry under new management, which makes historical comparisons irrelevant. As such, no Performance Graph has been included in this information statement.


EMPLOYMENT AGREEMENT OF TRIPLE I

         Triple I entered into a Key Employee Agreement with Dr. Amodei, which expires on December 31, 1998, provides for a base salary of $110,500, and is automatically renewable for one year periods, unless otherwise terminated. No other executive officer of Orbis or Triple I receives a salary in excess of $100,000. Triple I has also entered into confidentiality and non-competition agreements with management and all of its non-administrative employees. The agreement with Dr. Amodei and all of the agreements with management provide that Triple I owns all inventions, whether or not reduced to practice and whether or not patentable, made or conceived by the employee during the period of the employee's employment with Triple I and which relate in any way to Triple I's business. In addition, each employee has agreed in writing to keep confidential all information of Triple I and its products not publicly available and not to compete with Triple I for certain time periods. Pursuant to the terms of these agreements, Dr. Amodei and other key technical and managerial employees may not compete with Triple I for 18 months after termination of their employment with Triple I. During the fiscal year ended September 30, 1995, Triple I paid or accrued an aggregate of $414,250 to its five executive officers.


                                       44





BENEFICIAL OWNERS OF TRIPLE I AND ORBIS

         Presently, no Triple I stockholders are beneficial owners of Orbis. After the Transaction is complete, Triple I stockholders will hold approximately 90% of the outstanding shares of Orbis. The following table sets forth certain information regarding beneficial ownership of Triple I's Common Stock by (i) each of Triple I's directors, (ii) each person who is known by Triple I to beneficially own more than 5% of its voting securities, and (iii) all directors and executive officers as a group. The information below indicates the percentage ownership of Triple I before the Transaction and of Industrial Imaging after the Transaction. None of the persons listed are presently holders of Orbis stock. Immediately prior to the Transaction, Triple I will have 5,000,237 shares of Common Stock issued and outstanding held by approximately 25 stockholders of record.

                                                                                  Approximate
                                           Number    of                     Percentage of Ownership(1)
                                         Triple I Shares                    --------------------------
                                           Beneficially                   Before                   After
Name of Beneficial Owner(2)                    Owned                   Transaction              Transaction
---------------------------                    -----                   -----------              -----------
Harry Hsuan Yeh, Ph.D.(3)                     1,429,869                      26.8%                   24.4%
Juan J. Amodei, Ph.D(4)                         868,165                      15.4%                   14.1%
MTDC(5)                                         832,268                      15.8%                   14.4%
Robert Creeden(6)                               832,268                      15.8%                   14.4%
Centennial Technologies(7)                      795,000                      15.6%                   14.1%
A. Uri Levy(7)(8)                               795,000                      15.6%                   14.1%
Polaroid Corporation(9)                         771,520                      14.8%                   13.5%
CDFC(10)                                        634,181                      12.4%                   11.2%
Charles Broming(11)                             634,181                      12.4%                   11.2%
Shirley Hsin-Hiu Wang(10)                       352,400                       7.0%                    6.4%
James Lee(11)                                   200,000                       4.0%                    3.6%
Joseph A. Teves(12)                             205,815                       4.0%                    3.6%
Joseph Bordogna, Ph.D(13)                        80,971                       1.6%                    1.5%
All officers and directors as a
group (9 persons) (1)(3)(4)(5)(6)
(7)(8)(9)(11)(12)(13)(14)(15)(16)             5,096,749                      62.6%                   58.8%


----------------------
(1) In computing the number of shares and the percentage of outstanding Common Stock beneficially owned by a person who owns warrants or stock options that are currently exercisable or that will become exercisable within 60 days from the date of this Information Statement, shares of Common Stock issuable upon the exercise of warrants or stock options owned by such person, but no other persons, are deemed to be outstanding. The Stockholder Warrants granted to the directors and beneficial owners of Triple I were excluded from the above beneficial ownership table because the managements of Triple I and Orbis do not believe that the exercise requirements for the Stockholder Warrants will be reached within 60 days of the date of this Information Statement.




                                       45





(2) The present directors and beneficial owners of Orbis will remain beneficial owners of Industrial Imaging Common Stock after the Transaction. However, none will be considered beneficial owners of more than five percent of any class of Industrial Imaging's voting securities. A list of pre-Transaction beneficial owners of Orbis and their holdings is included within Part III of Orbis's Form 10-K previously filed by Orbis and attached hereto as Exhibit F.


(3) Includes 335,580 shares issuable upon the exercise of outstanding warrants to purchase 335,580 shares of Triple I Common Stock at exercise prices ranging from $1.25 to $1.39 per share. Excludes 248,145 shares issuable upon the exercise of outstanding Stockholder Warrants to purchase 248,145 shares of Triple I Common Stock at an exercise price of $1.00 per share.

(4) Includes (i) 583,980 shares issuable upon exercise of outstanding warrants to purchase 583,980 shares of Common Stock with exercise prices between $.50 to $1.39; (ii) options to purchase 19,200 shares of Common Stock at an exercise price of $.20 per share; and (iii) Options to purchase 40,000 shares of Common Stock at an exercise price of $1.00. Excludes options to purchase 12,800 shares of Common Stock at an exercise price of $1.00 per share, which have not yet vested, and 206,245 shares issuable upon the exercise of outstanding Stockholder Warrants to purchase 206,245 shares of Triple I Common Stock at an exercise price of $1.00 per share.

(5) Includes (i) 72,160 shares issuable upon exercise of outstanding warrants to purchase 72,160 shares of Triple I Common Stock at an exercise price of $1.39; and (ii) 180,380 shares issuable upon conversion of 180,380 shares of Triple I Series B Convertible Preferred Stock underlying warrants outstanding to purchase 180,380 shares of Triple I Series B Convertible Preferred Stock at an exercise price of $1.39 per share. Excludes 63,135 shares issuable upon the exercise of outstanding Stockholder Warrants to purchase 63,135 shares of Triple I Common Stock at an exercise price of $1.00 per share.

(6)      Mr. Creeden is a Vice President of MTDC.

(7) Includes 95,000 shares issuable upon the exercise of outstanding warrants to purchase 95,000 shares of Triple I Common Stock at an exercise price of $1.00 per share.

(8) Mr. Levy is the President of Centennial Capital, Inc., a wholly owned subsidiary of Centennial Technologies, Inc.

(9) Includes 194,320 shares issuable upon exercise of outstanding warrants to purchase 194,320 shares of Triple Common Stock at an exercise price between $1.00 and $1.39 per share. Excludes 180,380 shares issuable upon the exercise of outstanding Stockholder Warrants to purchase 180,380 shares of Triple I Common Stock at an exercise price of $1.00 per share.

(10) Includes 128,160 shares issuable upon the exercise of outstanding warrants to purchase 128,160 shares of Triple I Common Stock with exercise prices between $.20 and $1.39 per

                                       46




         share. Excludes 32,040 shares issuable upon the exercise of outstanding Stockholder Warrants to purchase 32,040 shares of Triple I Common Stock at an exercise price of $1.00 per share.

(11)     Mr. Broming is an Investment Officer of CDFC.

(12)     Includes  10,000  shares  issuable  upon the  exercise  of  outstanding warrants to purchase 10,000 shares of Triple I Common Stock at an exercise price of $5.00 per share. Excludes 88,100 shares issuable upon the exercise of outstanding Stockholder Warrants to purchase 88,100 shares of Triple I Common stock exercisable at $1.00 per share.

(13) Excludes 50,000 shares issuable upon the exercise of outstanding Stockholder Warrants to purchase 50,000 shares of Triple I Common Stock at an exercise price of $1.00 per share.

(14) Includes 138,886 shares issuable upon exercise of outstanding warrants to purchase 138,886 shares of Triple I Common Stock at exercise prices between $1.25 and $1.39. Excludes (i) 28,470 shares issuable upon the exercise of outstanding Stockholder Warrants to purchase 28,470 shares of Triple I Common Stock at an exercise price of $1.00 per share and
         (ii) 18,040 shares issuable upon exercise of outstanding warrants granted to Gregory Teves, Mr. Teves' son, to purchase 18,040 shares of Triple I Common Stock at an exercise price of $1.39 per share.

(15) Includes 19,700 shares issuable upon the exercise of outstanding warrants to purchase 19,700 shares of Triple I Common Stock at exercise prices from $1.25 to $1.90 per share. Excludes 14,675 shares issuable upon the exercise of outstanding Stockholder Warrants to purchase 14,675 shares of Triple I Common Stock at an exercise price of $1.00 per share.

(16) Includes (i) 8,000 shares issuable upon exercise of the vested portion of an option to purchase 16,400 shares of Triple I Common Stock at an exercise price of $.20 per share and 1,600 shares issuable upon exercise of the vested portion of an option to purchase 4,000 shares of Triple I Common Stock at an exercise price of $1.00 per share held by Michael Chase, Triple I's Vice President of Manufacturing and Field Service; (ii) 1,800 shares issuable upon exercise of the vested portion of an option to purchase 5,000 shares of Triple I Common Stock at an exercise price of $.20 per share and 800 shares issuable upon exercise of the vested portion of an option to purchase 2,000 shares of Triple I Common Stock at an exercise price of $1.00 per share held by Douglas M. Domres, Triple I's Vice President of Marketing, (iii) 12,080 shares issuable upon exercise of the vested portion of an option to purchase 17,600 shares of Triple I Common Stock at an exercise price of $.20 per share and 1,200 shares issuable upon exercise of the vested portion of an option to purchase 3,000 shares of Triple I Common Stock at an exercise price of $1.00 per share held by Richard J. Royston, Triple I's Vice President of Research; and (iv) 25,000 shares issuable upon exercise of the vested portion of an option to purchase 100,000 shares of Triple I Common Stock at an exercise price of $1.00 per share held by Bryan Gleason, Triple I's Chief Financial Officer.


                                       47





                      SUMMARY COMPENSATION TABLE -TRIPLE I

         The following table sets forth the compensation paid to Dr. Juan J. Amodei, Triple I's Chief Executive Officer and Chairman of its Board of Directors, during the fiscal years ended September 30, 1995, September 30, 1994 and September 30, 1993. No other executive officers of Triple I received total compensation in excess of $100,000 in any of those three years.

                           Annual Compensation                         Long Term Compensation
                           -------------------                         ----------------------
                                                                          Awards             Payouts
(a)                      (b)    (c)          (d)        (e)            (f)         (g)          (h)                (i)

                                                          Other                                              All other
Name and                                                  Annual      Restricted    Securities   LTIP        Compen-
Principal                                                 Compen-     Stock         Underlying   payouts     sation
Position               Year     Salary      Bonus($)      sation($)  Awards($)    Options(#)       ($)          ($)
--------               ----     ------      --------      ---------  ---------    ----------     ----------  ------
Dr. Juan J. Amodei    1995      $110,500        -            -           -          40,000           -       $8,400 1
Chief                 1994      $110,500        -            -           -               0           -       $8,400
Executive             1993      $110,500        -            -           -          32,000           -       $8,400
Officer

-----------------
 1 This amount is comprised entirely of an automobile allowance


                                        OPTIONS  GRANTED  IN  FISCAL  YEAR  1995
                     (INDIVIDUAL GRANTS BY TRIPLE I FROM MARCH 31, 1995 TO MARCH 31, 1996)(1)
            (a)                                       (b)             (c)                 (d)             (e)
        -----------                                ---------      ----------          -----------     -----------
                                                                  Percent of
                                                   Number of         Total
                                                   Securities       Options
                                                  Underlying      Granted to
                                                    Options       Employees           Exercise Or     Expiration
                                                    Granted       In Fiscal            Base Price        Date
        Name                                           (#)           Year               ($/Sh)            ($)
            (a)                                        (b)           (c)                 (d)              (e)
        -----------                                ---------      ----------          -----------     -----------
Juan Amodei . . . . . . . . . . . . . . .           45,600           54.1%              $1.00          2/5/2005

--------------------

(1) Orbis did not grant any options for fiscal 1995 from Orbis's stock option plan.



                                       48





                                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1995
                                           AND FY-END OPTION VALUES

            (a)                                    (b)                 (c)                  (d)            (e)
        -----------                                ---------      ----------          -----------     -----------
                                                                                      Number of
                                                                                     Securities         Value of
                                                                                     Underlying        Unexercised
                                                                                    Unexercised       In-the-Money
                                                                                      Options            Options
                                                                   Value             at FY-End         Exercisable/
                                                Shares Acquired    Realized          Exercisable/      Unexercisable
          Name                                    on Exercise         ($)          Unexercisable(1)     ($)(2)(3)
           (a)                                        (b)             (c)                  (d)            (e)
        -----------                                ---------      ----------          -----------     -----------
Juan Amodei .........................                  0               0            45,600/26,400         $0/$0


--------------------

(1)      See "Summary Compensation Table."

(2) In-the-Money options are those options for which the fair market value of the underlying Common Stock is greater than the exercise price of the option.

(3) The value of unexercised options is determined by multiplying the number of options held by the difference in the fair market value of the Common Stock underlying the options at the end of Fiscal 1995 (as determined by the closing bid price of Orbis as reported by NASDAQ, which ranged from $.15625 to $.0625 per share) and the exercise price of the options granted. Since the fair market value at the end of Fiscal 1995 was lower than the exercise price of all of the options held, none of the options listed in this table are In-The-Money at the end of Fiscal 1995.


                                       49





                           PRICE RANGE OF COMMON STOCK

         Orbis's Common Stock was traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") under the symbol "ORB," until October 1992.

         As of August 23, 1996, there were approximately 240 record holders of Orbis's Common Stock. Management believes there are approximately 500 beneficial holders of Orbis's Common Stock.

         The following table sets forth the range of high and low bid prices for Orbis's Common Stock, as reported by NASDAQ for the periods indicated. Such quotations represent interdealer quotations without adjustment for retail markups, markdowns or commissions and may not represent actual transactions.

                                                                                     Bid
                                                          High                       Low
                                                          ----                       ---
         1994
         First Quarter                                   $ 5/32                   $ 1/16
         Second Quarter                                    5/32                     1/16
         Third Quarter                                     5/32                     1/16
         Fourth Quarter                                    5/32                     1/16

         1995
         First Quarter                                   $ 5/32                   $ 1/16
         Second Quarter                                    9/32                     3/32
         Third Quarter                                     9/32                     3/32
         Fourth Quarter                                    9/32                     3/32

         1996
         First Quarter                                   $ 9/32                   $ 3/32
         Second Quarter                                    9/32                     3/32
         Third Quarter (As of August 23, 1996)             9/32                     3/32


                                       50





                                 PROPOSAL NO. 4

              PROPOSAL TO APPROVAL ORBIS'S 1996 STOCK OPTION PLAN,
                 UNDER WHICH 600,000 SHARES OF COMMON STOCK HAVE
                       BEEN RESERVED PURSUANT TO THE PLAN

THE PLAN

         On February 6, 1996, the Board of Directors approved a 1996 Stock Option Plan (the "1996 Plan") that provides for the granting to employees, officers, directors, consultants and non-employees (other than non-employee directors) of Orbis of options to purchase up to 600,000 shares of Common Stock, $.01 par value per share. The 1996 Plan is being established as part of the Transaction so that options presently granted by Triple I can be transferred to Industrial Imaging (the successor to Orbis after the Reincorporation) upon effective date of the Exchange Agreement. The granted options shall be transferred under the same terms and conditions as existed prior to the Transaction. Following the Transaction, 296,400 options will be outstanding. A list of options to be granted to Beneficial Owners is included herein. The Board of Directors feels that the extra shares reserved under the 1996 Plan will be needed in order to attract, keep and motivate key employees.

         Options under the 1996 Plan may be either "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. Incentive stock options may be granted only to employees of Orbis (including directors who are employees), while non-qualified options may be issued to directors (whether or not employees), consultants, and any other non-employee of Orbis.

         The 1996 Plan is administered by disinterested members (as defined by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended) of the Board of Directors. These duties involve determining those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock that may be purchased under each option, and the option price.

         The per share exercise price of the Common Stock subject to incentive stock options granted pursuant to the 1996 Plan may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date the option is granted. The 1996 Plan provides that the aggregate fair market value (determined as of the date the option is granted) of the Common Stock that first becomes exercisable by any employee in any one calendar year pursuant to the exercise of incentive stock options may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to him or her, more than 10% of the total combined voting power of all classes of stock of Industrial Imaging (a "10% Stockholder") shall be eligible to receive any incentive stock options under the 1996 Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option, determined on the date of grant. Non- qualified stock options are not subject to the limitations of the preceding sentence.

                                       51





         The term "fair market value" as used in this section, shall mean (i) if Industrial Imaging stock is publicly traded at the time an option is granted under the Plan, (a) the average of the high and low prices of the stock on the principal national securities exchange on which the stock is traded, if the stock is then traded on a national securities exchange, as determined as of the last business day for which the prices are available prior to the date the option is granted (the "determination date"); or (b) the last reported sale price on the determination date of the stock on the NASDAQ National Market List, if the stock is not then traded on a national securities exchange; or (c) the closing bid price (or average of bid prices) last quoted on the determination date by an established quotation service for over-the-counter securities, if the stock is not reported on the NASDAQ National Market list; and (ii) if the stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall mean the fair value of the stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the stock in private transactions negotiated at arm's length.

         No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option will be exercisable only by him or her.

         If the  option  holder  shall  cease to be an  employee  of  Industrial
Imaging for any reason other than death, the options shall thereafter be exercisable only to the extent of the purchase rights, if any, which have accrued as of the date of such cessation; provided that (i) the Board of Directors may provide in the instrument evidencing any option that the Board of Directors may in its absolute discretion, upon any such cessation of employment determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by such option; and
(ii) unless the Board of Directors shall otherwise provide in the instrument evidencing any option, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (a) the expiration of the original term of the option; or (b) where such cessation of employment is on account of permanent and total disability, the expiration of one year from the date of such cessation of employment and, otherwise, the expiration of three months from such date.

         Should an option holder die while in possession of the legal right to exercise an option or options under the 1996 Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any options theretofore granted, may, unless otherwise provided by the Board of Directors in any instrument evidencing any option, exercise such options at any time prior to one year from the date of death; provided, that such option or options shall expire in all events no later than the last day of the original term of such option; provided, further, that any such exercise shall be limited to the purchase rights which have accrued as of the date when the option holder ceased to be an employee, whether by death or otherwise, unless the Board of Directors provides in the instrument evidencing such option, that, in the discretion of the Board of Directors, additional shares covered by such option may become subject to purchase immediately upon the death of the option holder.


                                       52





         Options under the 1996 Plan must be granted within ten (10) years from the effective date of the 1996 Plan. The incentive stock options granted under the 1996 Plan cannot be exercised more than ten (10) years from the date of grant.

         All options granted under the 1996 Plan provide for the payment of the exercise price in cash, promissory note, or by delivery to Industrial Imaging of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods of payment. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of his stock options with no additional investment other than his or her original shares.

         Any  unexercised   options  that  expire  or  that  terminate  upon  an
employee's ceasing to be employed with Industrial Imaging become available once again for issuance under the 1996 Plan.

FEDERAL INCOME TAX CONSEQUENCES

         No tax obligation will arise for the optionee or Industrial Imaging upon the granting of incentive stock options or non-qualified stock options under the 1996 Plan. Upon exercise of non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. Thereupon, Industrial Imaging will be entitled to a tax deduction (as a compensation expense) in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the stock generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to Industrial Imaging. The taxable event arising from exercise of non-qualified stock options by officers of Industrial Imaging subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, occurs on the later of the date on which the option is exercised or the date six months after the date the option was granted unless the optionee elects, within thirty (30) days of the date of exercise, to recognize ordinary income as of the date of exercise. The income recognized at the end of any deferred period will include any appreciation in the value of the stock during that period and the capital gain holding period will not begin to run until the completion of such period.

         Upon the exercise of an incentive stock option, an optionee recognizes no immediate taxable income. The tax cost is deferred until the optionee ultimately sells the shares of stock. If the optionee does not dispose of the option shares within two (2) years from the date the option was granted and within one (1) year after the exercise of the option, and the option is exercised no later than three (3) months after the termination of the optionee's employment (unless the Board of Directors has provided in the instrument evidencing the option that a shorter time period applies), the gain on the sale will be treated as long term capital gain. Subject to the limitations in the 1996 Plan, certain of these holding periods and employment requirements are liberalized in the event of the optionee's death or disability while employed by Industrial Imaging. Industrial Imaging is not entitled to any tax deduction, except that if the stock is not held for the full term of the holding period outlined above, the gain on the sale of such stock, being the lesser of (i) the fair market value

                                       53




of the stock on the date of exercise minus the option price, or (ii) the amount realized on disposition minus the option price, will be taxed to the optionee as ordinary income and Industrial Imaging will be entitled to a deduction in the same amount. Any additional gain or loss realized by an optionee upon disposition of the stock prior to the expiration of the full term of the holding period outlined above, generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to Industrial Imaging. The "spread" upon exercise of an incentive stock option constitutes a tax preference item within the computation of the "alternative minimum tax" under the Code. The tax benefits which might otherwise accrue to an option may be affected by the imposition of the alternative minimum tax if applicable to the optionee's individual circumstances.

GRANT OF OPTIONS TO BENEFICIAL OWNERS UNDER THE 1996 PLAN

         To date, options to purchase up to 296,400 shares of Common Stock have been granted by Triple I under two plans: the 1993 Stock Option Plan ("1993 Plan") and the 1995 Stock Option Plan ("1995 Plan"). To date no options have been exercised. Triple I has granted the options set forth below to the named executive officers and directors, with exercise prices set forth according to the plan under which they were issued (1993 Plan/1995 Plan):

                                                                                                    Amount
                                                                                              vested/nonvested
                                                                         Exercise                    as of
         Individual                          Number of Options             Price                  July 1, 1996
         ----------                          -----------------         -------------          ----------------
         Juan J. Amodei, Ph.D.                    32,000/40,000          $.20/$1.00              45,600/26,400
         Michael Chase                             12,400/4,000          $.20/$1.00               9,120/11,280
         Douglas M. Domres                          3,000/2,000          $.20/$1.00                2,200/2,800
         Richard J. Royston                        17,600/3,000          $.20/$1.00               12,680/7,920
         Bryan Gleason                                  100,000               $1.00              25,000/75,000


                                 PROPOSAL NO. 5

                 ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS

         The stockholders will be asked to vote to ratify the selection of Coopers & Lybrand L.L.P. as auditors for Industrial Imaging the fiscal year ending March 31, 1997. Coopers & Lybrand L.L.P. are the present auditors of Triple I. A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting of stockholders, and will have the opportunity to make a statement and answer questions from stockholders if he or she so desires.


                  THIS IS AN INFORMATION STATEMENT AND ORBIS IS
                NOT SOLICITING PROXIES IN CONNECTION HERE WITH .
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                       54




                                                                       EXHIBIT A

                              SHAREHOLDER AGREEMENT

                                  BY AND AMONG

                                   ORBIS, INC.

                              TRIPLE I CORPORATION

                                       AND

                    THE SHAREHOLDERS OF TRIPLE I CORPORATION



                           DATED AS OF AUGUST __, 1996











                                TABLE OF CONTENTS

                                                                            Page


1.       Exchange of Shares .................................................. 1
         1.1      Transfer of Triple I Stock ................................. 1
         1.2      Issuance of Industrial Imaging Common Stock ................ 2
         1.3      Conversion of Warrants and Options ......................... 2

2.       Representations and Warranties of Triple I .......................... 2
         2.1      Capitalization of Triple I ................................. 2
         2.2      Authorization .............................................. 3
         2.3      Organization and Good Standing ............................. 3
         2.4      Books and Records .......................................... 3
         2.5      Financial Statements ....................................... 4
         2.6      Tax Matters ................................................ 4
         2.7      Title to Properties ........................................ 5
         2.8      Agreements, Contracts and Commitments....................... 5
         2.9      Required Consents, No Default .............................. 6
         2.10     Litigation.................................................. 6
         2.11     No Broker's or Finder's Fees................................ 6
         2.12     Compliance with Agreements and Laws......................... 6
         2.13     Employee Relations and Labor Matters........................ 7
         2.14     Tort Claims................................................. 7
         2.15     Disclosure.................................................. 7

3.       Representations and Warranties of Orbis.............................. 7
         3.1      Reincorporation and Capitalization of Orbis................. 8
         3.2      Authorization............................................... 8
         3.3      Organization and Good Standing.............................. 8
         3.4      Books and Records........................................... 9
         3.5      Financial Statements........................................ 9
         3.6      Tax Matters................................................. 9
         3.7      Title to Properties.........................................10
         3.8      Agreements, Contracts and Commitments.......................10
         3.9      Required Consents, No Default...............................11
         3.10     Litigation..................................................11
         3.11     No Broker's or Finder's Fees................................11
         3.12     Tort Claims.................................................11
         3.13     Disclosure..................................................11


                                       i


4.       Representations and Warranties of the Shareholders...................12

5.       Conditions to Closing................................................12
         5.1      Resignation of Officers.....................................12
         5.2      Opinion of Counsel..........................................13
         5.3      Accuracy of Representations and Warranties and Performance
                  of Obligation by Triple I and Orbis.........................13
         5.4      Legal Proceedings...........................................13
         5.5      Orbis Stockholder Approval..................................13

6.       Provisions for Indemnification.......................................13

7.       Termination..........................................................14

8.       Tax Consequences.....................................................14

9.       Entire Agreement.....................................................14

10.      Waiver   ............................................................15

11.      Severability.........................................................15

12.      Governing Law........................................................15

13.      Binding Agreement....................................................15

14       Counterparts.........................................................15

15.      Assignment...........................................................15

16.      Arbitration..........................................................15

17.      Counsel  ............................................................15

Exhibit A         List of Triple I Shareholders

Exhibit B         Triple I's Master Schedule

Exhibit C         Outstanding Options and Warrants of Triple I

Exhibit D         Orbis Master Schedule


                                       ii




                             SHAREHOLDERS' AGREEMENT

         This Shareholders' Agreement (the "Agreement") is made and entered into as of the ___th day of August, 1996 (the "Effective Date") by and among Orbis, Inc. ("Orbis" or its successor corporation Industrial Imaging Corporation) a Rhode Island corporation and the shareholders of Triple I Corporation, a Delaware Corporation ("Triple I"), which are listed in Exhibit A (collectively, the "Shareholders").

                              W I T N E S S E T H:

         WHEREAS, the Shareholders own all of the issued and outstanding capital stock of Triple I Corporation, a Delaware corporation with its principal place of business at One Lowell Research Center, 847 Rogers Street, Lowell, Massachusetts 01852; and

         WHEREAS, Orbis shall reincorporate under Delaware corporate law and change its name to Industrial Imaging Corporation ("Industrial Imaging");

         WHEREAS, Industrial Imaging will have authority to issue 20,000,000 shares of Common Stock, $.01 par value, of Industrial Imaging (the "Industrial Imaging Common Stock"), 525,000 shares of which will be issued and outstanding immediately prior to the date of the Exchange (as defined below);

         WHEREAS, the Shareholders believe that it is in each of their best interests to exchange all of Triple I outstanding Common Stock, $.01 par value (the "Triple I Stock") for Industrial Imaging Common Stock (the "Exchange"); and

         WHEREAS, the Board of Directors of Industrial Imaging (as the successor corporation of Orbis), by resolutions duly adopted, has approved this Agreement and the issuance of a total of 5,000,237 shares of Industrial Imaging Common Stock to the Shareholders in the amounts as hereinafter described;

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, Orbis, Triple I and the Shareholders agree as follows:

1.       EXCHANGE OF SHARES

         1.1. Transfer of Triple I Stock. The Exchange shall be effective upon the ratification of this Agreement by Orbis shareholders, the reincorporation of Orbis as a Delaware corporation under the name of Industrial Imaging and the approval by each Shareholder of this Agreement as indicated by their signature hereto. Each Shareholder shall deliver the certificate evidencing their Triple I Stock to a representative of Triple I's legal counsel, O'Connor, Broude & Aronson, as agent (the "Exchange Agent"). The Exchange Agent shall mail to any Shareholder who has not duly surrendered his Triple I Stock certificates as of the Effective Date, a letter of transmittal, together with instructions on how to surrender such Triple I Stock certificates to the Exchange Agent. Upon receiving these instructions, each holder of an outstanding certificate who has not previously delivered his Triple I Stock certificates shall surrender them to the Exchange Agent.

         1.2. Issuance of Industrial Imaging Common Stock. On the Effective Date, Industrial Imaging shall issue to each Shareholder who has surrendered his Triple I Stock certificates, as described in the Section 1, one share of Industrial Imaging Common Stock for each share of Triple I Stock. All shares of Industrial Imaging Common Stock to be issued on the Effective Date will be deemed issued as of the Effective Date. Triple I Stock shall be deemed to be cancelled whether or not the certificates have been surrendered or otherwise accounted for.

         Holders of Triple I Stock will not receive any dividends or distributions with respect to shares of Industrial Imaging Common Stock which may be declared or payable following the Effective Date to holders of record of Industrial Imaging Common Stock until and unless they surrender their Triple I Stock certificates to the Exchange Agent. Former holders of Triple I Stock will be entitled to exercise all rights of holders of shares of Industrial Imaging Common Stock without having to surrender their stock certificates, except the right to receive dividends or distributions.

         1.3. Conversion of Warrants and Options. At the Effective Date, by virtue of the Exchange and without any action on the part of the holder thereof each option and/or warrant to purchase Triple I Common Stock outstanding immediately prior to the Effective Date shall be changed and converted into an option and/or warrant to purchase Industrial Imaging Common Stock on the basis of the following ratio:

         (a) An option to purchase one (1) share of Triple I Common Stock shall be converted into an option to purchase one (1) share of Industrial Imaging Common Stock.

         (b) A warrant to purchase one (1) shares of Triple I Common Stock shall be converted into a warrant to purchase one (1) share of Industrial Imaging Common Stock.

2.       REPRESENTATIONS AND WARRANTIES OF  TRIPLE I.

         Triple I represents and warrants to Industrial Imaging, upon which representations and warranties Industrial Imaging shall be entitled to rely regardless of any investigation by Industrial Imaging of the affairs of Triple I, as follows (as supplemented by any referenced exhibit or on the Triple I's Master Schedule dated as of August 1, 1996 listed in Exhibit B (the "Triple I's Master Schedule"):

         2.1 Capitalization of Triple I. Triple I's authorized capital stock consists of 8,700,000 shares of Common Stock, $.01 par value per share, of which 5,000,787 shares are issued and outstanding on the date hereof, 1,000,000 shares of Series A Preferred Stock, $.01 par value per share, of which no shares are issued and outstanding on the date hereof, and 300,000 shares of Series

B Preferred Stock, $.01 par value per share, of which no shares are issued and outstanding on the date hereof. All such issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and non-assessable. All outstanding options, warrants or other rights to purchase from Triple I any capital stock of Triple I are listed on Exhibit C.

         2.2 Authorization. This Agreement has been duly and validly executed and delivered by Triple I. Subject to the approval of the Agreement by the Shareholders, this Agreement constitutes, and, when executed and delivered at the Closing, all other agreements entered into in connection with the transactions contemplated hereby to which Triple I is a party will constitute, the valid and legally binding obligations of Triple I, enforceable against it in accordance with their respective terms except insofar as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the rights of
creditors  and  general  equitable  principles.  The  execution,   delivery  and
performance by Triple I of this Agreement and the agreements provided for herein, and the consummation by Triple I of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to Triple I; (b) violate the provisions of the Certificate of Incorporation or Bylaws of Triple I; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under or the creation of any indebtedness, contract, lease, license, permit, lien, charge or encumbrance upon the properties or assets of Triple I pursuant to, any indenture, mortgage, deed of trust or other instrument or agreement to which Triple I is a party or by which Triple I or any of its properties is or may be bound, subject to the consent requirements described in Triple I's Master Schedule.

         2.3 Organization and Good Standing. Triple I is a corporation duly organized, validly existing and in good standing under the laws of the Delaware and has all requisite power and authority (corporate and other) to own its properties and to carry on its business as now being conducted. Except as disclosed in Triple I's Master Schedule, Triple I is duly qualified to do business and in good standing in all jurisdictions in which its ownership of property or the character of its business requires such qualification and where failure to be so qualified would have an adverse effect on Triple I. Neither Triple I nor any of its officers or directors are subject to any agreement, commitment or understanding which restricts or may restrict the conduct of Triple I's business in any jurisdiction or location. The copies of the Certificate of Incorporation and Bylaws of Triple I previously delivered to Industrial Imaging are complete and correct.

         2.4 Books and Records. The minute books of Triple I produced for Industrial Imaging's review contain an accurate record of all meetings and other corporate action of the Triple I Shareholders and the Board of Directors of Triple I. The stock ledgers of Triple I produced for Industrial Imaging's review contain an accurate record of the holdings of the stock issued by Triple I and all transfers in connection therewith.

         2.5      Financial Statements.

                  (a) Triple I's Financial Statements. Triple I has delivered to Industrial Imaging true and complete copies of its Balance Sheets as of September 31, 1995 and related Statements of Operations, Stockholders' Equity and Cash Flows, all of which have been audited by Coopers & Lybrand L.L.P. as set forth in their report thereon, and its unaudited Balance Sheet as of March 31, 1996 and related Statement of Operations for the six months then ended (collectively, the "Financial Statements"). Except as described in Triple I's Master Schedule, all Financial Statements are in accordance with the books and records of Triple I, and (i) present fairly the financial position and results of operations of Triple I as of the respective dates and for the respective periods indicated, (ii) include all adjustments required to fairly reflect the financial condition of Triple I and, (iii) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and practices; provided, however, that the interim financial statements as of and for the six months ended March 31, 1996 have been prepared in accordance with Triple I's normal practices for internal management reporting purposes and accordingly certain items may not be classified in a manner consistent with the generally accepted accounting principles followed in the preparation of Triple I's audited financial statements and such interim financial statements do not include the notes required by generally accepted accounting principles.

                  (b) No Adverse Changes or Undisclosed Liabilities. Except as disclosed in Triple I's Master Schedule, since March 31, 1996, there has not occurred or arisen, whether or not in the ordinary course of business any material adverse change in the assets or financial condition of Triple I or any adverse change in the operation or business of Triple I. Triple I has no liabilities or obligations, fixed, accrued, contingent or otherwise, which are required to be reflected on financial statements prepared in accordance with the generally accepted accounting principles as set forth in the Financial Statements and which are not fully reflected or provided for on, or disclosed in the notes to, the Financial Statements, where applicable, except liabilities and obligations incurred in the ordinary course of business since March 31, 1996, none of which individually or in the aggregate has been or is adverse to the operations, business, financial condition or prospects of Triple I.

         2.6      Tax Matters.

                  (a) Except as disclosed on Triple I's Master Schedule, Triple I has paid (and, as to any of the following which are payable after the Effective Date, Triple I has properly reserved against in accordance with generally accepted accounting principles) all income taxes, capital gains taxes, payroll and withholding taxes, capital taxes, sales and use taxes, goods and services taxes, business taxes, ad valorem taxes, property taxes, excise taxes, customs and import duties, rates, levies, assessments and fees, and all other taxes of every kind, character or description, including all interest, fines, and penalties relating thereto, imposed by any governmental or quasi-governmental authority, domestic or foreign, whether federal, state, territorial or municipal (collectively, the "Taxes") required to be paid by Triple I for all periods prior to the Effective Date. No outstanding assessments, reassessments, Notices of Determination, or notices of any kind whatsoever with respect to any such Taxes exist or could become a lien on the properties or assets of Triple I. Except as disclosed on Triple I's Master Schedule, Triple I has duly and timely filed or caused to be filed all reports, returns and other documents relating to or covering all such Taxes, which are due or required to be filed at or prior to the date of Effective Date, and the Taxes or applicable amount shown thereon have been timely accrued and paid. No such filings have contained any misstatement or omitted any statement of any fact that should have been included therein.

         2.7 Title to Properties. Except as disclosed in Triple I's Master Schedule, Triple I has good and marketable title to all of its properties and assets reflected in the Financial Statements or acquired since March 31, 1996, except properties and assets disposed of in the ordinary course of business since the date thereof, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge, encumbrance, objection, claim or joint ownership. To its knowledge, Triple I is not in violation of any applicable zoning laws or in violation of any other local, state or federal laws and regulations affecting the use and occupancy of such property, which violation would have a material adverse effect on Triple I.

         2.8 Agreements, Contracts and Commitments. Except as shown on Triple I's Master Schedule, Triple I is not a party to or liable in connection with and has not made or granted any oral or written:

                  (a) Note, loan, credit, security or guaranty agreement or other obligation relating to the borrowing of money;

                  (b) license agreement, or sales representative, distributor, franchise, advertising or property management agreement;

                  (c) agreement for the future purchase by Triple I of any material, equipment, services or supplies in an amount in excess of $25,000 in any instance or $100,000 in the aggregate, other than purchase orders issued by Triple I in the ordinary course of business for components and supplies used in the manufacture and service of its products;

                  (d) agreement for the future sale by Triple I of any materials, equipment, services or supplies in an amount in excess of $25,000 in any instance or $100,000 in the aggregate, other than purchase orders for Triple I products and services received by Triple I from customers in the ordinary course of business;

                  (e) agreement, not elsewhere specifically disclosed pursuant to this Agreement, involving, or providing any benefit to, any officer, director, employee or stockholder of Triple I;

                  (f) agreement or arrangement for the sale of any of its assets or the grant of any preferential rights to purchase any of its assets, property or rights or requiring the consent of any party to the transfer and assignment of such assets, property or rights, other than purchase orders for ETO products in the ordinary course of business;

                  (g) any contracts, agreements or other arrangements imposing a non-competition or non-solicitation obligation on Triple I; and

                  (h) any other agreement, whether or not in the ordinary course of business, which is not otherwise disclosed in this Agreement and which (i) can reasonably be expected to require the payment to or by Triple I of more than $25,000 in the aggregate for all such agreements in any period of 12 months or
(ii) has a remaining term of more than six months and cannot be terminated by Triple I on 60 days' or less notice.

         All agreements listed on Triple I's Master Schedule are valid and in full force and effect, unless otherwise indicated therein.

         2.9 Required Consents, No Default. Except as described in Triple I's Master Schedule, neither the execution and delivery of this Agreement nor the consummation of the Exchange, nor compliance by Triple I with its terms and provisions will require the affirmative consent, approval, order or authorization of or any registration, declaration or filing with any third party or governmental authority, the failure to obtain which would have an adverse effect on the Surviving Corporation after the Effective Date. Triple I is not in default under or in violation of any provision of its Certificate of Incorporation or Bylaws. Triple I is not in default under or in violation of any provision of any indenture, mortgage, lease, loan or other agreement to which it is a party or is bound or to which its properties are subject, which default or violation would have an adverse effect on Triple I's business.

         2.10 Litigation. There is no action, suit or proceeding to which Triple I is a party (either as a plaintiff or defendant or otherwise) pending or, to Triple I's knowledge, threatened before any court or governmental agency, authority, body or arbitrator, and Triple I is not aware of any basis for any such action, suit or proceeding. Neither Triple I nor any officer, director or employee of Triple I has been permanently or temporarily enjoined by any order, judgment or decree of any court or any governmental agency, authority or body from engaging in or continuing any conduct or practice in connection with the business, assets, or properties of Triple I. There is not in existence on the date hereof any order, judgment or decree of any court, tribunal or agency enjoining or requiring Triple I to take any action of any kind with respect to its business, assets or properties.

         2.11 No Broker's or Finder's Fees. No agent, broker, investment banker, person or firm acting on behalf of Triple I or any of its affiliates or under the authority of any of them is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated herein.

         2.12 Compliance with Agreements and Laws. Triple I has all required licenses, permits and certificates, including health and safety permits, from federal, state and local authorities necessary to conduct its business as currently conducted the failure to have which, individually or collectively, would have an adverse effect on its business or assets (collectively, the "Permits"). To the best of Triple I's knowledge, the business of Triple I as conducted through the date hereof has not violated any federal, state, local or foreign laws, regulations or orders (including, but not limited to, any of the foregoing relating to employment discrimination, occupational safety, conservation, or corrupt practices), the enforcement of which would have an adverse effect on the business of Triple I. Triple I has had no notice or communication from any federal, state or local governmental or regulatory authority or otherwise of any such violation or noncompliance.

         2.13     Employee Relations and Labor Matter.

                  (a) Triple I is in compliance with all federal, state and municipal laws regarding employment, employment practices, terms and conditions of employment and wages and hours, the failure of which would, individually or collectively, have an adverse effect on Triple I's business or assets, and it is not engaged in any unfair labor practice, and there are no arrears in the payment of wages or social security taxes.

                  (b) None of the employees of Triple I is represented by any labor union, nor does Triple I have any agreements, whether directly or indirectly, with any labor union, employee association or other similar entity. Triple I has not made commitments to or conducted negotiations with any labor union or employee association or similar entity with respect to any future agreements. No trade union, employee association or other similar entity has any bargaining rights acquired by either certification or voluntary recognition with respect to the employees of Triple I. There is no unfair labor practice complaint against Triple I pending before any federal, state or local agency. There is no pending labor strike or other material labor trouble affecting Triple I (including, without limitation, any organizational drive).

                  (c) Triple I is in compliance with all applicable and material provisions of the Federal Fair Labor Standards Act or any similar state statute and all rules and regulations under each, the failure of which would, individually or collectively, have an adverse effect on Triple I's business or assets.

         2.14 Tort Claims. Except as disclosed in Triple I's Master Schedule, there are no personal injury, property damage or other tort claims made against ETO, not including service calls, and all accidents known to Triple I which could reasonably be expected to give rise to such a claim.

         2.15 Disclosure. The representations and warranties by Triple I in this Agreement, including the certificates, Exhibits and Schedules furnished by Triple I do not contain any untrue or misleading statement of a material fact or omit to state a material fact reasonably related to the transactions covered by this Agreement, and all such representations and warranties are and on the Effective Date will be accurate and complete in all material respects.

3.       REPRESENTATIONS AND WARRANTIES OF ORBIS.

         Orbis represents and warrants to the Shareholders and Triple I, upon which representations and warranties the Shareholders and Triple I shall be entitled to rely regardless of any investigation by Shareholders and Triple I of the affairs of Orbis (and its successor corporation Industrial Imaging), as follows (as supplemented by any referenced exhibit or on Orbis's master schedule dated as of August 1, 1996 listed in Exhibit D (the "Orbis Master Schedule"):

         3.1 Reincorporation and Capitalization of Orbis. As of the Effective Date, Orbis will have (i) reincorporated as a Delaware corporation, (ii) changed its name to Industrial Imaging, and (iii) authorized capital stock will consist of 20,000,000 shares of Common Stock, $.01 par value per share, of which 525,000 shares are issued and outstanding, and 1,000,000 shares of Preferred Stock, $.01 par value per share, of which no shares are issued and outstanding. Orbis shall also have authorized a 1996 Stock Option Plan with _____ shares reserved for issuance under the plan. All such issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and non-assessable. Except as provided in Orbis's Master Schedule, there are no outstanding options, warrants or other rights to purchase from Orbis any capital stock of Orbis.

         3.2 Authorization. This Agreement has been duly and validly executed and delivered by Orbis. This Agreement constitutes, and, when executed and delivered on the Effective Date, all other agreements entered into in connection with the transactions contemplated hereby to which Orbis is a party will constitute, the valid and legally binding obligations of Orbis, enforceable against it in accordance with their respective terms except insofar as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting  the  rights  of  creditors  and  general  equitable  principles.  The execution, delivery and performance by Orbis of this Agreement and the agreements provided for herein, and the consummation by Orbis of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to Orbis; (b) violate the provisions of the Certificate of Incorporation or Bylaws of Orbis; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under or the creation of any indebtedness, contract, lease, license, permit, lien, charge or encumbrance upon the properties or assets of Orbis pursuant to, any indenture, mortgage, deed of trust or other instrument or agreement to which Orbis is a party or by which Orbis or any of its properties is or may be bound.

         3.3 Organization and Good Standing. Orbis is (and as of the Effective Date, Industrial Imaging will be) a corporation duly organized, validly existing and in good standing under the laws of its State of incorporation and has all requisite power and authority (corporate and other) to own its properties and to carry on its business as now being conducted. Except as disclosed in the Orbis's Master Schedule, Orbis is duly qualified to do business and in good standing in all jurisdictions in which its ownership of property or the character of its business requires such qualification and where failure to be so qualified would have an adverse effect on Orbis. Neither Orbis nor any of its officers or directors are subject to any agreement, commitment or understanding which restricts or may restrict the conduct of Orbis's business in any jurisdiction or location. The copies of the Certificate of Incorporation and Bylaws of Orbis previously delivered to Triple I are complete and correct.

         3.4 Books and Records. The minute books of Orbis produced for Triple I's review contain an accurate record of all meetings and other corporate action of the Orbis stockholders and the Board of Directors of Orbis. The stock ledgers of Orbis produced for Triple I's review contain an accurate record of the holdings of the stock issued by Orbis and all transfers in connection therewith.

         3.5      Financial Statements.

                  (a) Orbis's Financial Statements. Orbis has delivered to Triple I true and complete copies of its Balance Sheets as of March 31, 1996 and related Statements of Operations, Stockholders' Equity and Cash Flows, all of which have been audited by Cager, Prescott, Clune & Chatellier as set forth in their report thereon, (collectively, the "Financial Statements"). Except as described in the Orbis Master Schedule, all Financial Statements are in accordance with the books and records of Orbis, and (i) present fairly the financial position and results of operations of Orbis as of the respective dates and for the respective periods indicated, (ii) include all adjustments required to fairly reflect the financial condition of Orbis and, (iii) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and practices.

                  (b) No Adverse Changes or Undisclosed Liabilities. Except as disclosed in Master Schedule, since March 31, 1996, there has not occurred or arisen, whether or not in the ordinary course of business any material adverse change in the assets or financial condition of Orbis or any adverse change in the operation or business of Orbis. Orbis has no liabilities or obligations, fixed, accrued, contingent or otherwise, which are required to be reflected on financial statements prepared in accordance with the generally accepted accounting principles as set forth in the Financial Statements and which are not fully reflected or provided for on, or disclosed in the notes to, the Financial Statements, where applicable, except liabilities and obligations incurred in the ordinary course of business since March 31, 1996, none of which individually or in the aggregate has been or is adverse to the operations, business, financial condition or prospects of Orbis.

         3.6      Tax Matters.

                  Except as disclosed on the Orbis  Master  Schedule,  Orbis has paid (and, as to any of the following which are payable after the Effective Date, Orbis has properly reserved against in accordance with generally accepted accounting principles) all income taxes, capital gains taxes, payroll and withholding taxes, capital taxes, sales and use taxes, goods and services taxes, business taxes, ad valorem taxes, property taxes, excise taxes, customs and import duties, rates, levies, assessments and fees, and all other taxes of every kind, character or description, including all interest, fines, and penalties relating thereto, imposed by any governmental or quasi-governmental authority, domestic or foreign, whether federal, state, territorial or municipal (collectively, the "Taxes") required to be paid by Orbis for all periods prior to the Effective Date. No outstanding assessments, reassessments, Notices of Determination, or notices of any kind whatsoever with respect to any such Taxes exist or could become a lien on the properties or assets of Orbis. Except as disclosed on the Orbis Master Schedule, Orbis has duly and timely filed or caused to be filed all reports, returns and other documents relating to or covering all such Taxes, which are due or required to be filed at or prior to the date of Effective Date, and the Taxes or applicable amount shown thereon have been timely accrued and paid. No such filings have contained any misstatement or omitted any statement of any fact that should have been included therein.

         3.7 Title to Properties. Except as disclosed in the Orbis Master Schedule, Orbis has good and marketable title to all of its properties and assets reflected in the Financial Statements or acquired since March 31, 1996, except properties and assets disposed of in the ordinary course of business since the date thereof, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge, encumbrance, objection, claim or joint ownership.

         3.8  Agreements,  Contracts  and  Commitments.   Except as shown on the
Orbis Master Schedule, Orbis is not a party to or liable in connection with and has not made or granted any oral or written:

                  (a) Note, loan, credit, security or guaranty agreement or other obligation relating to the borrowing of money;

                  (b) license agreement, or sales representative, distributor, franchise, advertising or property management agreement;

                  (c) agreement for the future purchase by Orbis of any material, equipment, services or supplies in an amount in excess of $25,000 in any instance or $100,000 in the aggregate, other than purchase orders issued by Orbis in the ordinary course of business for components and supplies used in the manufacture and service of its products;

                  (d) agreement for the future sale by Orbis of any materials, equipment, services or supplies in an amount in excess of $25,000 in any instance or $100,000 in the aggregate, other than purchase orders for Orbis products and services received by Orbis from customers in the ordinary course of business;

                  (e) agreement, not elsewhere specifically disclosed pursuant to this Agreement, involving, or providing any benefit to, any officer, director, employee or stockholder of Orbis;

                  (f) agreement or arrangement for the sale of any of its assets or the grant of any preferential rights to purchase any of its assets, property or rights or requiring the consent of any party to the transfer and assignment of such assets, property or rights, other than purchase orders for ETO products in the ordinary course of business;

                  (g) any contracts, agreements or other arrangements imposing a non-competition or non-solicitation obligation on Orbis; and

                  (h) any other agreement, whether or not in the ordinary course of business, which is not otherwise disclosed in this Agreement and which (i) can reasonably be expected to require the payment to or by Orbis of more than $25,000 in the aggregate for all such agreements in any period of 12 months or
(ii) has a remaining term of more than six months and cannot be terminated by Orbis on 60 days' or less notice.

All agreements listed on Master Schedule are valid and in full force and effect, unless otherwise indicated therein.

         3.9 Required Consents, No Default. Except as described in the Orbis Master Schedule, neither the execution and delivery of this Agreement nor the consummation of the Exchange, nor compliance by Orbis with its terms and provisions will require the affirmative consent, approval, order or authorization of or any registration, declaration or filing with any third party or governmental authority, the failure to obtain which would have an adverse effect on the Surviving Corporation after the Effective Date. Orbis is not in default under or in violation of any provision of its Certificate of Incorporation or Bylaws. Orbis is not in default under or in violation of any provision of any indenture, mortgage, lease, loan or other agreement to which it is a party or is bound or to which its properties are subject, which default or violation would have an adverse effect on Orbis's business.

         3.10 Litigation. There is no action, suit or proceeding to which Orbis is a party (either as a plaintiff or defendant or otherwise) pending or, to Orbis's knowledge, threatened before any court or governmental agency, authority, body or arbitrator, and Orbis is not aware of any basis for any such action, suit or proceeding. Neither Orbis nor any officer, director or employee of Orbis has been permanently or temporarily enjoined by any order, judgment or decree of any court or any governmental agency, authority or body from engaging in or continuing any conduct or practice in connection with the business, assets, or properties of Orbis. There is not in existence on the date hereof any order, judgment or decree of any court, tribunal or agency enjoining or requiring Orbis to take any action of any kind with respect to its business, assets or properties.

         3.11 No Broker's or Finder's Fees . No agent, broker, investment banker, person or firm acting on behalf of Orbis or any of its affiliates or under the authority of any of them is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated herein.

         3.12 Tort Claims. Except as disclosed in the Orbis's Master Schedule, there are no personal injury, property damage or other tort claims made against Orbis, not including service calls, and all accidents known to Orbis which could reasonably be expected to give rise to such a claim.

         3.13 Disclosure. The representations and warranties by Orbis in this Agreement, including the certificates, Exhibits and Schedules furnished by Orbis do not contain any untrue or misleading statement of a material fact or omit to state a material fact reasonably related to the transactions covered by this Agreement, and all such representations and warranties are and on the Effective Date will be accurate and complete in all material respects.

4.       REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS.

         Each of the Shareholders represents and warrants to Industrial Imaging, jointly and severally, upon which representations and warranties Orbis relies, and which representations and warranties shall survive the Closing, notwithstanding any investigation of the affairs by Orbis (and its successor Industrial Imaging), as follows:

         4.1 The Shareholders have full power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by each of the Shareholders and no other actions or proceedings on the part of the Shareholders are necessary to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by each of the Shareholders and constitutes the valid and legally binding obligation of each of the Shareholders and enforceable against each of them in accordance with its terms, subject only as to enforcement to general equitable principles and to bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting the rights and remedies of creditors.

         4.2 In connection with the receipt by each of the Shareholders of any and all of the Industrial Imaging Common Stock that such Stockholder may receive pursuant to this Agreement, each Stockholder acknowledges by their signature that the Common Stock is not being registered under the Securities Act of 1933, as amended (the "Securities Act"), on the basis of a statutory exemption that is based in part on the representations made by the Shareholders in connection with this Agreement.

         Each Stockholder shall warrant and represent in writing that (a) he or it is acquiring such Common Stock for his or its own account and not with a view to reselling or otherwise distributing such shares in violation of any relevant federal or state securities laws; (b) he or it does not intend to resell or otherwise dispose of such shares unless and until a registration statement under the Securities Act is then in effect with respect to such shares or an exemption from the registration requirements of the Securities Act is then in fact applicable to such transfer; and (c) any and all stock certificates evidencing ownership of any Common Stock shall bear any legends that counsel for Industrial Imaging deem, in their sole opinion, to be required by state or federal law.

5.       CONDITIONS TO CLOSING.

         5.1 Resignation of Officers. The Officers of Orbis, on the Effective Date, shall deliver their resignations, all of which resignations shall take effect on the Effective Date. The new officers of Industrial Imaging shall thereafter be appointed by the Board of Directors of Industrial Imaging.

         5.2 Opinion of Counsel. Triple I shall have received from counsel to Orbis, an opinion, dated the Effective Date, in form and substance satisfactory to the Shareholders as to the matters described in Exhibit E.

         5.3 Accuracy of Representations and Warranties and Performance of Obligations by Triple I and Orbis. The representations and warranties of Triple I and Orbis (applying to both Orbis and its successor corporation Industrial Imaging) set forth in Section 3 shall be true and correct in all material respects on the Effective Date, with the same effect as though made at such time, except for changes expressly contemplated by this Agreement. Orbis shall have performed all obligations and complied with all covenants and conditions required by this Agreement to be performed or complied with by it prior to the Effective Date. Triple I and Orbis shall have received certificates from authorized officers of the other company as to the fulfillment of the conditions set forth in this Section 5.3.

         5.4 Legal Proceedings. No action or proceeding by or before any court or any governmental body shall have been instituted or threatened to restrain, prohibit or invalidate the transactions contemplated by this Agreement which might affect the right of the Shareholders and Triple I to own, operate or control Industrial Imaging after the Effective Date or which, either individually or in the aggregate, might be materially adverse to the operations, business, financial condition or prospects of Industrial Imaging.

         5.5 Orbis Stockholder Approval. The Orbis stockholders shall have approved the Exchange as described in Section 1.

6.       PROVISIONS FOR INDEMNIFICATION

         6.1 In the manner and to the extent provided in this Section 6, Triple I and Industrial Imaging shall be defended, indemnified and held harmless from and against any and all damages, losses and expenses (including reasonable legal and other costs and expenses arising from or in connection with any action, suit, proceeding, claim or investigation) suffered or incurred by either of them or by any of their officers, directors, successor or assigns resulting from (i) any breach of a representation or warranty of Orbis in this Agreement or any Schedule or certificate thereto, (ii) any failure by Orbis to perform any covenant made by it in this Agreement, and (iii) all awards, judgments or settlements arising from or in connection with any action, suit, proceeding or claim by any third party as a consequence of any such breach or failure.

         6.2 Triple I, its directors, officers, employees or agents, if claiming a right to indemnification under the provisions of this Section 6 (hereinafter, the "Indemnitee"), shall give prompt written notice to the Orbis of each claim for indemnification hereunder, specifying the amount and nature of the claim, and of any matter which, in the opinion of the claiming party, is likely to give rise to an indemnification claim. The party against whom such indemnity is sought to be recovered (hereinafter, the "Indemnitor") shall have the right to undertake and control the defense and settlement (so long as such settlement imposes no financial or other obligation upon Triple I or its directors, officers, employees or agents) of any such matter at Indemnitor's sole expense and through legal counsel acceptable to Indemnitee, provided that Indemnitor proceeds in good faith, expeditiously and diligently. Indemnitee shall, at its option and expense, have the right to participate in any defense undertaken by Indemnitor, with legal counsel of its own selection. No settlement or compromise may be made by Indemnitor without the prior written consent of Indemnitee unless (i) prior to such settlement or compromise Indemnitor acknowledges in writing Indemnitor's obligation to pay in full the amount of the settlement or compromise and all associated expenses and (ii) Indemnitee is furnished with security reasonably satisfactory to Indemnitee that Indemnitor will in fact pay such amount and expenses.

         6.3 Orbis shall pay to Indemnities the amount of established claims for indemnification within fifteen (15) days after the establishment thereof. Indemnities may set off the amount of any established claim due to it from the Orbis against Indemnities any Deficiency Payment due to the Shareholders.

         6.4 No claim for indemnification provided in this Section 6 shall be made more than 36 months (or, if longer, the applicable statute of limitations period with respect to tax matters) following the Effective Date.

         6.5 Any remedies of the indemnitees shall be cumulative and not exclusive.

7.      TERMINATION.

         This Agreement may be terminated by Orbis or Triple I, in its sole discretion, upon the occurrence of any of the following circumstances, by written notice given to the non-terminating party on or before the Effective
Date:

         (a) A breach by the non-terminating party of any representation, warranty, covenant or other agreement contained herein; or

         (b) If any condition to its obligations is not fulfilled on or before the Effective Date.

         Notwithstanding the foregoing, the parties may terminate this agreement at any time upon their mutual written agreement.

8. TAX CONSEQUENCES. The Exchange is intended to qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

9. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Shareholders and the Company with respect to the subject matter hereof and supersedes any and all prior oral or written communications, understanding or agreements concerning the subject matter hereof. This Agreement may be amended or modified only by a written instrument signed by all of the Shareholders and an officer of the Company.

10. WAIVER. No waiver of any right under this Agreement shall be deemed effective unless contained in a writing signed by the Shareholder charged with such waiver, and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future such right or of any other right arising under this Agreement.

11. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable to the maximum extent permissible in any jurisdiction, such provision shall be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives and successors.

14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

15. ASSIGNMENT. No Shareholder may assign this Agreement or his rights hereunder without the other Shareholders' written consent, which consent may be withheld at the non-assigning Shareholders' sole discretion.

16. ARBITRATION. Any dispute concerning this Agreement including but not limited to, its existence, validity, interpretation, performance or non-performance, arising before or after termination or expiration of this Agreement, shall be settled by a single arbitrator in Boston, Massachusetts, in accordance with the rules then in effect of the American Arbitration Association. Judgment upon any award may be entered in any court of competent jurisdiction. The cost of such arbitration shall borne equally between the parties thereto unless otherwise determined by such arbitrator.

17. COUNSEL. Each of the parties acknowledges and confirms that each has had the opportunity to secure advice, counsel and suggestions from professional persons of such party's choosing in connection with this Agreement and related matters.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals on this ___ day of August, 1996.

ATTEST:                                      ORBIS, INC.




                                             By:
----------------------------                    ----------------------------
                                             Pasquale Ruggieri, President

ATTEST:                                      TRIPLE I CORPORATION




                                             By:
----------------------------                    ----------------------------
                                             Juan J. Amodei, Ph.D., President


                              TRIPLE I SHAREHOLDERS


WITNESS:                                     JUAN J. AMODEI, Ph.D.




----------------------------                 ------------------------------


WITNESS:                                     JOSEPH BORDOGNA




----------------------------                 ------------------------------


ATTEST:                                      CENTENNIAL TECHNOLOGIES



                                             By:
----------------------------                   ----------------------------
                                             Emanuel Pinez, President

WITNESS:                                    CHARLES RIVER MORTGAGE
                                            COMPANY, INC.



                                             By:
----------------------------                   ----------------------------

WITNESS:                                     ROBERT COHEN




----------------------------                   ----------------------------

WITNESS:                                     CRESENT CAPITAL COMPANY, LLC




                                             By:
----------------------------                   ----------------------------

WITNESS:                                     EZREIL DIAMOND





----------------------------                   ----------------------------

WITNESS:                                     WILLIAM G. EATON JR.





----------------------------                   ----------------------------

WITNESS:                                     S. MARCUS FINKLE






----------------------------                   ----------------------------

WITNESS:                                     LAWRENCE K. FLEISCHMANN





----------------------------                   ----------------------------

WITNESS:                                     ARTHUR G. JENKINS AND ROBERT R.
                                             JENKINS, JTWROS



                                             By:
----------------------------                   ----------------------------

WITNESS:                                     PETER O. KLIEM





----------------------------                   ----------------------------

WITNESS:                                     DAVID S. LAWI





----------------------------                   ----------------------------

WITNESS:                                     JAMES LEE





----------------------------                   ----------------------------

WITNESS:                                     DAVID & ESTER MANN, JTWROS




                                             By:
----------------------------                   ----------------------------

ATTEST:                                      MASSACHUSETTS COMMUNITY
                                             DEVELOPMENT FINANCE CORPORATION



                                             By:
----------------------------                   ----------------------------

ATTEST:                                      MASSACHUSETTS TECHNOLOGY
                                             DEVELOPMENT CORPORATION



                                             By:
----------------------------                   ----------------------------

WITNESS:                                     POLAROID CORPORATION




----------------------------                   ----------------------------

WITNESS:                                     P. DANIEL QUINN





----------------------------                   ----------------------------

ATTEST:                                        RETIREMENT ACCOUNTS, INC. CUST
                                               FBO JAMES F. TWADDLE



                                             By:
----------------------------                   ----------------------------

WITNESS:                                    JEFFREY RUBIN





----------------------------                   ----------------------------

WITNESS:                                     HAROLD SCHEIN






----------------------------                   ----------------------------

WITNESS:                                     K. JOSEPH SHEKARCHI





----------------------------                   ----------------------------

WITNESS:                                     SHIRLEY HSIN-HUI WANG





----------------------------                   ----------------------------

WITNESS:                                     HARRY HSUAN YEH





----------------------------                   ----------------------------








                                                                       EXHIBIT B
                               AGREEMENT OF MERGER


         THIS AGREEMENT OF MERGER ("Merger Agreement"), dated as of August ___, 1996 is between Orbis, Inc., a Rhode Island corporation ("Orbis") and Industrial Imaging Corporation, Delaware corporation ("Industrial Imaging"). Orbis and Industrial Imaging are hereafter sometimes collectively referred to as the "Constituent Corporation."

         WHEREAS, Orbis is a corporation duly organized and existing under the laws of the State of Rhode Island;

         WHEREAS, Industrial Imaging is a corporation duly organized and existing under the laws of the State of Delaware;

         WHEREAS, on the date of this Merger Agreement, Orbis, Inc. has authority to issue _______ shares of Common Stock, $.01 par value per share ("Orbis Common Stock"), ________ shares of which are issued and outstanding;

         WHEREAS, on the date of this Merger Agreement, Orbis has authority to issue twenty million (20,000,000) shares of Common Stock, $.01 par value per share ("Orbis Common Stock"), of which one (1) share is issued and outstanding, one million (1,000,000) shares of Preferred Stock, $.01 par value per share, of which no shares are issued and outstanding;

         WHEREAS, the respective Boards of Directors of Orbis and Industrial Imaging have determined that it is advisable and in the best interests of each of such corporations to merge in a tax-free reorganization with and into Industrial Imaging upon the terms and subject to the conditions of this Merger Agreement; and

         WHEREAS, the respective Boards of Directors of Orbis and Industrial Imaging have, by resolutions duly adopted, approved this Merger Agreement, and the shareholders of Orbis have duly approved this Merger Agreement, by majority written consent dated _________, 1996 and the sole shareholder of Industrial Imaging has, unanimous written consent dated _______, 1996, duly approved this Merger Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Orbis and Industrial Imaging hereby agree as follows:

         1. Merger. Orbis will be merged with and into Industrial Imaging (the "Merger"), and Industrial Imaging shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The merger shall become effective upon the time and date of filing of such documents as may be required under applicable law ("Effective Time").

         2. Governing Documents. The Certificate of Incorporation and the Bylaws of Industrial Imaging as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws.

         3. Succession. At the Effective Time, the separate corporate existence of Orbis shall cease, and Industrial Imaging shall possess all the rights, privileges, powers and franchises of a public and private nature and be subject to all the restrictions, disabilities and duties of Orbis; and all and singular, the rights, privileges, powers and franchises of Orbis and all property, real, personal and mixed, and all debts due to Orbis on whatever account, as well as for share subscriptions and all other things in action or belonging to Orbis shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Orbis, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in Orbis shall not revert or be in any way impaired by reason of the General Corporation Law of the State of Delaware; but all rights of creditors and all liens upon any property of Orbis shall be preserved unimpaired; and all debts, liabilities and duties of Orbis shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Orbis, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of Industrial Imaging and shall be as effective and binding thereon as the same were with respect to Orbis.

         4. Further Assurances. From time to time, as and when required by Industrial Imaging or by its successors and assigns, there shall be executed and delivered on behalf of Orbis such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in Industrial Imaging the title to and possession of all property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Orbis and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Industrial Imaging are fully authorized in the name and on behalf of Orbis to take any and all such action and to execute and deliver any and all deeds and other instruments.

         5. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                  (a) Every eighteen (18) shares of Orbis Common Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into one (1) fully-paid and non-assessable share of Common Stock of Industrial Imaging.

                  (b) The one (1) share of Industrial Imaging Common Stock presently issued and outstanding shall be given to Industrial Imaging as a capital contribution and shall be cancelled and resume the status of authorized and unissued shares of Industrial Imaging Common Stock, and no shares of Industrial Imaging Common Stock or other securities shall be issued in respect thereof.

         6. Conversion of Warrants and Options. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, unless the Board of Directors determines otherwise, each option and/or warrant to purchase Orbis Common Stock outstanding immediately prior to the Effective Time shall be changed and converted into an option and/or warrant to purchase Industrial Imaging Common Stock on the basis of the following ratio:

                  (a) Options to purchase eighteen (18) shares of Orbis Common Stock shall be converted into an option to purchase one (1) share of Industrial Imaging Common Stock.

                  (b) Warrants to purchase eighteen (18) shares of Orbis Common Stock shall be converted into a warrant to purchase one (1) share of Industrial Imaging Common Stock.

         7. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of Orbis Common Stock shall be presented to Industrial
Imaging to be exchanged for certificates representing shares of Industrial Imaging Common Stock as converted as herein provided. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Industrial Imaging or its transfer agents, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends and other distributions upon the shares of Industrial Imaging Common Stock evidenced by such outstanding certificate as above provided. All certificates representing shares of Industrial Imaging outstanding immediately prior to the Effective Time shall be surrendered to Industrial Imaging for cancellation; at and after the Effective Time, the shares represented by such certificates shall be deemed to be cancelled whether or not the certificates have been surrendered or otherwise accounted for.

         8. Employee Benefit Plans. As of the Effective Time, Industrial Imaging hereby assumes all obligations of Orbis under all employee benefit plans in effect, if any, as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding, if any, as of the Effective Time.

         9. Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

         10. Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either of Orbis or Industrial Imaging, or either of them, notwithstanding approval of this Merger Agreement by the stockholders of any of said corporations if circumstances arise which, in the opinion of the Board of Directors of Orbis or Industrial Imaging make the Merger inadvisable.

         11. Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

         IN WITNESS WHEREOF, Orbis and Industrial Imaging have caused this Merger Agreement to be signed by their respective duly authorized officers as of the date first above written.



                                             Orbis, Inc.
                                             a Rhode Island corporation




                                             By:
                                                ----------------------------
                                                Pasquale Ruggieri, President

WITNESS:



----------------------------
Arthur G. Jenkins, Secretary



                                             Industrial Imaging Corporation
                                             a Delaware corporation




                                             By:
                                                ----------------------------
                                                Juan J. Amodei, Ph.D., President

WITNESS:



----------------------------
Juan J. Amodei, Ph.D., Secretary

                                                                       EXHIBIT C

                          CERTIFICATE OF INCORPORATION

                                       OF

                         INDUSTRIAL IMAGING CORPORATION

                                      *****

1. The name of the corporation is Industrial Imaging Corporation

2. The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The nature of the business or purposes to be conducted or promoted is:

   To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4. The total number of shares of stock which the Corporation shall have authority to issue is Twenty-one Million (21,000,000) shares; of which twenty million (20,000,000) will be Common Stock, of the par value $.01 per share; and one million (1,000,000) will be preferred stock, of the par value $.01 per share, amounting in the aggregate to Two Hundred Ten Thousand and 00/100 Dollars ($210,000.00).

   Additional designations and powers, preferences and rights and qualifications, limitations or restrictions thereof of the shares of each class shall be determined by the Board of Directors of the Corporation from time to time.

5. The name and mailing address of the Corporation's incorporator is Juan J. Amodei, Ph.D., Industrial Imaging Corporation, One Lowell Research Center, 847 Rogers Street, Lowell, Massachusetts 01852.

6. The name and address of the person who is to serve as the sole director of the Corporation until the first annual meeting of the stockholders or until his successors are elected and qualified is:

                              Juan J. Amodei, Ph.D.
                         Industrial Imaging Corporation
                           One Lowell Research Center
                                847 Rogers Street
                           Lowell, Massachusetts 01852

7. The Corporation is to have perpetual existence.





8. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

   To make, alter or repeal the bylaws of the Corporation.

   To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

   To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

   By a majority of the whole Board, to designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The bylaws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such agent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution or bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

   When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property, including shares of stock in, and/or other securities of, any other corporation or corporation, as its board of directors shall deem expedient and for the best interests of the corporation.

9. To the maximum extent permitted by Section 102(b)(7) of the General Corporation Law of Delaware, a director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

10. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court or equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directors. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement to any reorganization of this corporation as consequences of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this corporation, as the case may be, and also on this corporation.

11. Meetings of the stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the corporation. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

12. The corporation reserves the right to amend, alter, change, or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

   THE UNDERSIGNED, being the incorporator named hereinbefore, for the purposes of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly, has hereunto set his hand this ____day of_________ , 1996.



                                                 ______________________________
                                                 Juan J. Amodei, Ph.D.






COMMONWEALTH OF MASSACHUSETTS       )
                                     ) ss.:
COUNTY OF MIDDLESEX                                  )

   BE IT REMEMBERED that on this day___ of______, 1996, personally came before me, a Notary Public for the Commonwealth of Massachusetts, Juan J. Amodei, Ph.D., the party to the foregoing Certificate of Incorporation, known to me personally to be such, and acknowledged the said certificate to be his act and deed and that the facts stated therein are true.

   GIVEN under my hand and seal of office the day and year aforesaid.


                                                -------------------------------
                                                Notary Public
                                                My commission expires:

                                     BYLAWS

                                       OF

                         INDUSTRIAL IMAGING CORPORATION



Article I.  Offices.

         Section 1. Registered Office. The registered office of the Corporation shall be at The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware 19801.

         Section 2. Additional Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

Article II.  Meetings of Stockholders.

         Section 1. Time and Place. A meeting of stockholders for any purpose may be held at such time and place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meeting. Annual meetings of stockholders, commencing with the year 1997, shall be held on the first Monday in May at 10:00 a.m., or at such other date and time as shall, from time to time, be designated by the Board of Directors and stated in the notice of the meeting. At such annual meetings, the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meetings.

         Section 3. Notice of Annual Meeting. Written notice of the annual meeting, stating the place, date, and time thereof, shall be given to each stockholder entitled to vote at such meeting not less than ten (unless a longer period is required by law) nor more than sixty days prior to the meeting.

         Section 4. Special Meetings. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, by the Chairman of the Board, if any, or the President, and shall be called by the President or Secretary at the request, in writing, of a majority of the Board of Directors or of the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose of the proposed meeting.

         Section 5. Notice of Special Meeting. Written notice of a special meeting, stating the place, date, and time thereof and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (unless a longer period is required by law) nor more than sixty days prior to the meeting.






         Section 6. List of Stockholders. The transfer agent or the officer in charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at a place within the city where the meeting is to be held, which place, if other than the place of the meeting, shall be specified in the notice of the meeting. The list shall also be produced and kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present in person thereat.

         Section 7.        Presiding Officer and Order of Business.
         (a) Meetings of stockholders shall be presided over by the Chairman of the Board. If he is not present or there is none, they shall be presided over by the President, or, if he is not present or there is none, by a Vice President, or, if he is not present or there is none, by a person chosen by the Board of Directors, or, if no such person is present or has been chosen, by a chairman to be chosen by the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting and who are present in person or represented by proxy. The Secretary of the Corporation, or, if he is not present, an Assistant Secretary, or, if he is not present, a person chosen by the Board of Directors, shall act as Secretary at meetings of stockholders; if no such person is present or has been chosen, the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting who are present in person or represented by proxy shall choose any person present to act as secretary of the meeting.

         (b) The following order of business, unless otherwise determined at the meeting, shall be observed as far as practicable and consistent with the purposes of the meeting:

                  (1)      Call of the meeting to order.

                  (2) Presentation of proof of mailing of the notice of the meeting and, if the meeting is a special meeting, the call thereof.

                  (3)      Presentation of proxies.

                  (4)      Announcement that a quorum is present.

                  (5) Reading and approval of the minutes of the previous meeting.

                  (6)      Reports, if any, of officers.

                  (7) Election of directors, if the meeting is an annual meeting or a meeting called for that purpose.

                  (8) Consideration of the specific purpose or purposes, other than the election of directors, for which the meeting has been called, if the meeting is a special meeting.

                  (9) Transaction of such other business as may properly come before the meeting.

                  (10)     Adjournment.

         Section 8. Quorum and Adjournments. The presence in person or representation by proxy of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote shall be necessary to, and shall constitute a quorum for, the transaction of business at all meetings of the stockholders, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented. If the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken, no further notice of the adjourned meeting need be given. Even if a quorum shall be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time for good cause to a date that is not more than thirty days after the date of the original meeting. Further notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum is present in person or represented by proxy, any business may be transacted that might have been transacted at the meeting as originally called. If the adjournment is for more than thirty days, or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

         Section 9. Voting.
         (a) At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy. Except as otherwise provided by law or the Certificate of Incorporation, each stockholder of record shall be entitled to one vote for each share of capital stock registered in his name on the books of the Corporation.

         (b) All elections shall be determined by a plurality vote, and, except as otherwise provided by law or the Certificate of Incorporation, all other matters shall be determined by a vote of a majority of the shares present in person or represented by proxy and voting on such other matters.

         Section 10. Action by Consent. Any action required or permitted by law or the Certificate of Incorporation to be taken at any meeting of stockholders may be taken without a meeting, without prior notice of a written consent, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present or represented by proxy and voted. Such written consent shall be filed with the minutes of the meetings of stockholders. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing thereto.

Article III.  Directors.

         Section 1. General Powers, Number, and Tenure. The business of the Corporation shall be managed by its Board of Directors, which may exercise all powers of the Corporation and perform all lawful acts that are not by law, the Certificate of Incorporation, or these Bylaws directed or required to be exercised or performed by the stockholders. The number of directors shall be determined by the Board of Directors; if no such determination is made, the number of directors shall be one. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until the next annual meeting and until his successor is elected and shall qualify. Directors need not be stockholders.

         Section 2. Vacancies. If any vacancies occur in the Board of Directors, or if any new directorships are created, they may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until the next annual meeting of stockholders and until his successor is duly elected and shall qualify. If there are no directors in office, any officer or stockholder may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, at which meeting such vacancies shall be filled.

         Section 3.        Removal or Resignation.
         (a) Except as otherwise provided by law or the Certificate of Incorporation, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

         (b) Any director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, if any, or the President or Secretary of the Corporation. Unless otherwise specified in such written notice, a resignation shall take effect on delivery thereof to the Board of Directors or the designated officer. It shall not be necessary for a resignation to be accepted before it becomes effective.

         Section 4. Place of Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware.

         Section 5. Annual Meeting. The annual meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected directors in order to constitute the meeting legally, provided a quorum shall be present.

         Section 6. Regular Meetings. Additional regular meetings of the Board of Directors may be held without notice of such time and place as may be determined from time to time by the Board of Directors.

         Section 7. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, or by two or more directors on at least two days' notice to each director, if such notice is delivered personally or sent by telegram, or on at least three days' notice if sent by mail. Special meetings shall be called by the Chairman of the Board, President, Secretary, or two or more directors in like manner and on like notice on the written request of one-half or more of the number of directors then in office. Any such notice need not state the purpose or purposes of such meeting, except as provided in Article XI.

         Section 8. Quorum and Adjournments. At all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or the Certificate of Incorporation. If a quorum is not present at any meeting of the Board of Directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting at which the adjournment is taken, until a quorum shall be present.

         Section 9. Compensation. Directors shall be entitled to such compensation for their services as directors and to such reimbursement for any reasonable expenses incurred in attending directors' meetings as may from time to time be fixed by the Board of Directors. The compensation of directors may be on such basis as is determined by the Board of Directors. Any director may waive compensation for any meeting. Any director receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and receiving compensation and reimbursement for reasonable expenses for such other services.

         Section 10. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, and without prior notice, if a written consent to such action is signed by all members of the Board of Directors and such written consent is filed with the minutes of its proceedings.

         Section 11. Meetings by Telephone or Similar Communications Equipment. The Board of Directors may participate in a meeting by conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person by any such director at such meeting.

Article IV.  Committees.

         Section 1. Executive Committee. The Board of Directors, by resolution adopted by a majority of the whole Board, may appoint an Executive Committee consisting of one or more directors, one of whom shall be designated as Chairman of the Executive Committee. Each member of the Executive Committee shall continue as a member thereof until the expiration of his term as a director or his earlier resignation, unless sooner removed as a member or as a director.

         Section 2. Powers. The Executive Committee shall have and may exercise those rights, powers, and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors to the extent permitted by law, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

         Section 3. Procedure and Meetings. The Executive Committee shall fix its own rules of procedure and shall meet at such times and at such place or places as may be provided by such rules or as the members of the Executive Committee shall fix. The Executive Committee shall keep regular minutes of its meetings, which it shall deliver to the Board of Directors from time to time.

The Chairman of the Executive Committee or, in his absence, a member of the Executive Committee chosen by a majority of the members present, shall preside at meetings of the Executive Committee; and another member chosen by the Executive Committee shall act as Secretary of the Executive Committee.

         Section 4. Quorum. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members present at any meeting at which there is a quorum shall be required for any action of the Executive Committee; provided, however, that when an Executive Committee of one member is authorized under the provisions of Section 1 of this Article, that one member shall constitute a quorum.

         Section 5. Other Committees. The Board of Directors, by resolutions adopted by a majority of the whole Board, may appoint such other committee or committees as it shall deem advisable and with such rights, power, and authority as it shall prescribe. Each such committee shall consist of one or more directors.

         Section 6. Committee Changes. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

         Section 7. Compensation. Members of any committee shall be entitled to such compensation for their services as members of the committee and to such reimbursement for any reasonable expenses incurred in attending committee meetings as may from time to time be fixed by the Board of Directors. Any member may waive compensation for any meeting. Any committee member receiving compensation under these provisions shall not be barred from serving the
Corporation in any other capacity and from receiving compensation and reimbursement of reasonable expenses for such other services.

         Section 8. Action by Consent. Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of its proceedings.

         Section 9. Meetings by Telephone or Similar Communications Equipment. The members of any committee designated by the Board of Directors may participate in a meeting of such committee by conference telephone or similar communications equipment by means of which all persons participating in such meeting can hear each other, and participation in such a meeting shall constitute presence in person by any such committee member at such meeting.

Article V.  Notices.

         Section 1. Form and Delivery. Whenever a provision of any law, the Certificate of Incorporation, or these Bylaws requires that notice be given to any director or stockholder, it shall not be construed to require personal notice unless so specifically provided, but such notice may be given in writing, by mail addressed to the address of the director or stockholder as it appears on the records of the Corporation, with postage prepaid. These notices shall be deemed to be given when they are deposited in the United States mail. Notice to a director may also be given personally or by telephone or by telegram sent to his address as it appears on the records of the Corporation.

         Section 2. Waiver. Whenever any notice is required to be given under the provisions of any law, the Certificate of Incorporation, or these Bylaws, a written waiver thereof signed by the person entitled to said notice, whether before or after the time stated therein, shall be deemed to be equivalent to such notice. In addition, any stockholder who attends a meeting of stockholders in person or is represented at such meeting by proxy, without protesting at the commencement of the meeting the lack of notice thereof to him, or any director who attends a meeting of the Board of Directors without protesting at the commencement of the meeting of the lack of notice, shall be conclusively deemed to have waived notice of such meeting.

Article VI.  Officers.

         Section 1. Designations. The officers of the Corporation shall be chosen by the Board of Directors. The Board of Directors may choose a Chairman of the Board, a President, a Vice President or Vice Presidents, a Secretary, a Treasurer, one or more Assistant Secretaries and/or Assistant Treasurers, and other officers and agents that it shall deem necessary or appropriate. All officers of the Corporation shall exercise the powers and perform the duties that shall from time to time be determined by the Board of Directors. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws provide otherwise.

         Section 2. Term of, and Removal From, Office. At its first regular meeting after each annual meeting of stockholders, the Board of Directors shall choose a President, a Secretary, and a Treasurer. It may also choose a Chairman of the Board, a Vice President or Vice Presidents, one or more Assistant Secretaries and/or Assistant Treasurers, and such other officers and agents as it shall deem necessary or appropriate. Each officer of the Corporation shall hold office until his successor is chosen and shall qualify. Any officer elected or appointed by the Board of Directors may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors then in office. Removal from office, however, shall not prejudice the contract rights, if any, of the person removed. Any vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term by the Board of Directors.

         Section 3. Compensation. The salaries of all officers of the Corporation shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving a salary because he is also a director of the Corporation.

         Section 4. The Chairman of the Board. The Chairman of the Board, if any, shall be an officer of the Corporation and, subject to the direction of the Board of Directors, shall perform such executive, supervisory, and management functions and duties as may be assigned to him from time to time by the Board of Directors. He shall, if present, preside at all meetings of stockholders and of the Board of Directors.

         Section 5.        The President.
         (a) The President shall be the chief executive officer of the Corporation and, subject to the direction of the Board of Directors, shall have general charge of the business, affairs, and property of the Corporation and general supervision over its other officers and agents. In general, he shall perform all duties incident to the office of President and shall see that all orders and resolutions of the Board of Directors are carried into effect.

         (b) Unless otherwise prescribed by the Board of Directors, the President shall have full power and authority to attend, act, and vote on behalf of the Corporation at any meeting of the security holders of other corporations in which the Corporation may hold securities. At any such meeting, the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the Corporation might have possessed and exercised if it had been present. The Board of Directors may from time to time confer like powers upon any other person or persons.

         Section 6. The Vice President. The Vice President, if any, or in the event there be more than one, the Vice Presidents in the order designated, or in the absence of any designation, in the order of their election, shall, in the absence of the President or in the event of his disability, perform the duties and exercise the powers of the President and shall generally assist the President and perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

         Section 7. The Secretary. The Secretary shall attend all meetings of the Board of Directors and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose. He shall perform like duties for the Executive Committee or other committees, if required. He shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman of the Board, or the President, under whose supervision he shall act. He shall have custody of the seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his signature or by the signature of the Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his signature.

         Section 8. The Assistant Secretary. The Assistant Secretary, if any, or in the event there be more than one, the Assistant Secretaries in the order designated, or in the absence of any designation, in the order of their election, shall, in the absence of the Secretary or in the event of his disability, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

         Section 9. The Treasurer. The Treasurer shall have custody of the corporate funds and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may from time to time be designated by the Board of Directors. He shall disburse the funds of the Corporation in accord with the orders of the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board, if any, the President, and the Board of Directors, whenever they may require it or at regular meetings of the Board, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

         Section 10. The Assistant Treasurer. The Assistant Treasurer, if any, or in the event there shall be more than one, the Assistant Treasurers in the order designated, or in the absence of any designation, in the order of their election, shall, in the absence of the Treasurer or in the event of his disability, perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

Article VII.   Indemnification.

         Reference is made to Section 145 and any other relevant provisions of the General Corporation Law of the State of Delaware. Particular reference is made to the class of persons, hereinafter called "Indemnitees", who may be indemnified by a Delaware corporation pursuant to the provisions of such Section 145, namely, any person, or the heirs, executors, or administrators of such person, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person is or was a director, officer, employee, or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee, or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise. The
Corporation shall, and is hereby obligated to, indemnify the Indemnitees, and each of them, in each and every situation where the Corporation is obligated to make such indemnification pursuant to the aforesaid statutory provisions. The Corporation shall indemnify the Indemnitees, and each of them, in each and every situation where, under the aforesaid statutory provisions, the Corporation is not obligated, but is nevertheless permitted or empowered, to make such indemnification, it being understood that, before making such indemnification with respect to any situation covered under this sentence, (i) the Corporation shall promptly make or cause to be made, by any of the methods referred to in Subsection (d) of such Section 145, a determination as to whether each Indemnitee acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, in the case of any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful, and (ii) that no such indemnification shall be made unless it is determined that such Indemnitee acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, in the case of any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful.

Article VIII.  Affiliated Transactions and Interested Directors.

         Section 1. Affiliated Transactions. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction or solely because his or their votes are counted for such purpose if:

         (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

         (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the vote of the stockholders; or

         (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders.

         Section 2. Determining Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes the contract or transaction.

Article IX.  Stock Certificates.

         Section 1.        Form and Signatures.
         (a) Every holder of stock of the Corporation shall be entitled to a certificate stating the number and class, and series, if any, of shares owned by him, signed by the Chairman of the Board, if any, or the President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, and bearing the seal of the Corporation. The signatures and the seal may be facsimiles. A certificate may be signed, manually or by facsimile, by a transfer agent or registrar other than the Corporation or its employee. In case any officer who has signed, or whose facsimile signature was placed on, a certificate shall have ceased to be such officer before the certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

         (b) All stock certificates representing shares of capital stock that are subject to restrictions on transfer or to other restrictions may have imprinted thereon any notation to that effect determined by the Board of Directors.

         Section 2. Registration of Transfer. Upon surrender to the Corporation or any transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon the books of the Corporation.

         Section 3.        Registered Stockholders.

         (a) Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person who is registered on its books as the owner of shares of its capital stock to receive dividends or other distributions and to vote or consent as such owner, and to hold liable for calls and assessments any person who is registered on its books as the owner of shares of its capital stock. The Corporation shall not be bound to recognize any equitable or legal claim to, or interest in, such shares on the part of any other person.

         (b) If a stockholder desires that notices and/or dividends shall be sent to a name or address other than the name or address appearing on the stock ledger maintained by the Corporation, or its transfer agent or registrar, if any, the stockholder shall have the duty to notify the Corporation, or its transfer agent or registrar, if any, in writing of his desire and specify the alternate name or address to be used.

         Section 4. Record Date. In order that the Corporation may determine the stockholders of record who are entitled to receive notice of, or to vote at, any meeting of stockholders or any adjournment thereof or to express consent to corporate action in writing without a meeting, to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any lawful action, the Board of Directors may, in advance, fix a date as the record date for any such determination. Such date shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to the date of any other action. A determination of stockholders of record entitled to notice of, or to vote at, a meeting of stockholders shall apply to any adjournment of the meeting taken pursuant to
Section 8 of Article II; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 5. Lost, Stolen, or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued to replace any certificate theretofore issued by the Corporation that, it is claimed, has been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. When authorizing the issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require, and/or to give the Corporation a bond in such sum, or other security in such form, as it may direct as indemnity against any claims that may be made against the Corporation with respect to the certificate claimed to have been lost, stolen, or destroyed.

Article X.  General Provisions.

         Section 1. Dividends. Subject to the provisions of law and the Certificate of Incorporation, dividends upon the outstanding capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the Corporation`s capital stock.

         Section 2. Reserves. The Board of Directors shall have full power, subject to the provisions of law and the Certificate of Incorporation, to determine whether any, and, if so, what part, of the funds legally available for the payment of dividends shall be declared as dividends and paid to the stockholders of the Corporation. The Board of Directors, in its sole discretion, may fix a sum that may be set aside or reserved over and above the paid-in capital of the Corporation as a reserve for any proper purpose, and may, from time to time, increase, diminish, or vary such amount.

         Section 3. Fiscal Year. Except as from time to time otherwise provided by the Board of Directors, the fiscal year of the Corporation shall end March 31 of each year.

         Section 4. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation, and the words "Corporate Seal" and "Delaware".

Article XI.  Amendments.

         The Board of Directors shall have the power to alter and repeal these Bylaws and to adopt new Bylaws by an affirmative vote of a majority of the whole Board, provided that notice of the proposal to alter or repeal these Bylaws or to adopt new Bylaws must be included in the notice of the meeting of the Board of Directors at which such action takes place.

                                                                       EXHIBIT D



                              TRIPLE I CORPORATION

                              FINANCIAL STATEMENTS

                FOR THE YEARS ENDED SEPTEMBER 30, 1995 AND 1994











                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Triple I Corporation:

     We have audited the accompanying balance sheets of Triple I Corporation as of September 30, 1995 and 1994, and the related statements of operations and shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triple I Corporation at September 30, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters include equity financing as described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                  /s/ Coopers & Lybrand, L.L.P.
Boston, Massachusetts
April 8, 1996





                              TRIPLE I CORPORATION

                                 BALANCE SHEETS

                        as of September 30, 1995 and 1994


                                      ASSETS                                                              1995             1994
                                                                                                          ----             ----


   Cash                                                                                              $     6,218        $         0
   Accounts receivable, net of allowance for doubtful accounts of
        $7,000 in 1995 and $21,707 in 1994 (Notes B and C)                                                54,528            241,664
   Inventory (Notes B and D)                                                                             794,821            492,338
   Prepaid expenses                                                                                        5,115             10,801
                                                                                                     -----------        -----------
           Total current assets                                                                          860,682            744,803

Property and equipment, net (Notes B and E)                                                               50,180             84,792

Patents, net (Notes B and F)                                                                             221,354            327,604

Other assets                                                                                              10,786             10,476
                                                                                                     -----------        -----------
           Total assets                                                                              $ 1,143,002        $ 1,167,675
                                                                                                     ===========        ===========

                     LIABILITIES AND SHAREHOLDERS' (DEFICIT)

Current liabilities:
   Notes payable (Notes I and J)                                                                         930,056            611,641
   Accounts payable                                                                                      299,373            185,867
   Deferred revenue (Notes B and G)                                                                      679,725            315,653
   Accrued expenses (Note H)                                                                             700,419            408,988
                                                                                                     -----------        -----------

           Total current liabilities                                                                   2,609,573          1,522,149

Notes payable - long-term portion (Notes I and J)                                                        658,000            594,971
                                                                                                     -----------        -----------
           Total liabilities                                                                           3,267,573          2,117,120


Commitments and contingencies (Note G)

Shareholders' equity (Notes I, J, L, and N):
   Common stock, par value $.01 per share, authorized 250,000 shares, 78,320 and
   63,890 shares issued and outstanding at September 30, 1995 and 1994, respectively                         783                639

   Series A Preferred Stock, par value $.01 per share, authorized 50,000 shares,
   31,660 shares issued and outstanding at September 30, 1995 and 1994, respectively                         317                317

   Series B Preferred Stock, par value $.01 per share, authorized 15,000 shares,
        0 shares issued and outstanding at September 30, 1995 and 1994, respectively                        --                 --

   Additional paid-in capital                                                                          2,786,123          2,386,267

   Accumulated deficit                                                                                (4,911,794)        (3,336,668)
                                                                                                     -----------        -----------
           Total shareholders' deficit                                                                (2,124,571)          (949,445)
                                                                                                     -----------        -----------
           Total liabilities and shareholders' deficit                                               $ 1,143,002        $ 1,167,675
                                                                                                     ===========        ===========


               The accompanying notes are an integral part of the
                             financial statements.

                              TRIPLE I CORPORATION

                            STATEMENTS OF OPERATIONS

                 for the years ended September 30, 1995 and 1994


                                                                                                 1995                      1994
                                                                                                 ----                      ----


Revenues (Note B):
   Product                                                                                   $   986,660                $   936,783
   Services                                                                                      238,363                    373,365
                                                                                             -----------                -----------

                                                                                               1,225,023                  1,310,148
                                                                                             -----------                -----------

Cost of revenues:
   Product                                                                                       730,180                    783,213
   Services                                                                                      412,402                    413,852
                                                                                             -----------                -----------

                                                                                               1,142,582                  1,197,065
                                                                                             -----------                -----------

Gross profit                                                                                      82,441                    113,083
                                                                                             -----------                -----------

Operating expenses:
   Research and development (Notes B and G)                                                      505,147                    468,075
   Sales and marketing                                                                           218,704                    370,859
   General and administrative                                                                    814,094                    680,824
                                                                                             -----------                -----------

        Total operating expenses                                                               1,537,945                  1,519,758
                                                                                             -----------                -----------

Loss from operations                                                                          (1,455,504)                (1,406,675)

Other income (expense):
   Interest expense (Notes C and I)                                                             (126,189)                   (83,311)
   Other, net                                                                                      6,567                    (16,577)
                                                                                             -----------                -----------

        Other expense, net                                                                      (119,622)                   (99,888)

        Loss before income taxes                                                              (1,575,126)                (1,506,563)

Provision for income taxes (Notes B and K)                                                          --                         --
                                                                                             -----------                -----------

              Net loss                                                                       $(1,575,126)               $(1,506,563)
                                                                                             ===========                ===========















               The accompanying notes are an integral part of the
                             financial statements.

                              TRIPLE I CORPORATION

                            STATEMENTS OF CASH FLOWS

                 for the years ended September 30, 1995 and 1994


                                                                                                        1995               1994
                                                                                                        ----               ----

Cash flows from operating activities:
   Net loss                                                                                         $(1,575,126)        $(1,506,563)
   Adjustments to reconcile net loss to net cash used in operating activities:
      Loss on disposal of fixed assets                                                                     --                 5,554
      Depreciation                                                                                       34,612              33,290
      Amortization                                                                                      106,250             106,250
      Provision for doubtful accounts                                                                   (14,707)              9,704
      Changes in assets and liabilities:
        Accounts receivable                                                                             201,843            (193,219)
        Inventory                                                                                      (302,483)             70,493
        Prepaid expenses                                                                                  5,686              (1,384)
        Other assets                                                                                       (310)             (1,076)
        Accounts payable                                                                                113,506              78,350
        Deferred revenue                                                                                364,072              45,538
        Accrued expenses                                                                                291,431             183,832
                                                                                                    -----------         -----------

              Net cash used in operating activities                                                    (775,226)         (1,169,231)
                                                                                                    -----------         -----------

Cash flows from investing activities:
   Capital expenditures                                                                                    --               (14,996)
   Proceeds from sale of fixed assets                                                                      --                 1,307
                                                                                                    -----------         -----------

              Net cash used in investing activities                                                        --               (13,689)
                                                                                                    -----------         -----------

Cash flows from financing activities:
   Proceeds from issuance of nonconvertible debt                                                        381,444             648,001
   Principal payments on nonconvertible debt                                                               --               (31,389)
   Proceeds from issuance of convertible debt                                                              --                  --
   Proceeds from issuance of stock                                                                      400,000             518,000
                                                                                                    -----------         -----------

              Net cash provided from financing activities                                               781,444           1,134,612
                                                                                                    -----------         -----------

              Net increase (decrease) in cash                                                             6,218             (48,308)

Cash, beginning of period                                                                                  --                48,308
                                                                                                    -----------         -----------

Cash, end of period                                                                                 $     6,218         $      --
                                                                                                    ===========         ===========

Supplemental cash flows information:
   Cash paid during the period for interest                                                         $    49,500         $    47,200
                                                                                                    ===========         ===========







               The accompanying notes are an integral part of the
                             financial statements.

                              TRIPLE I CORPORATION

                       STATEMENTS OF SHAREHOLDERS' EQUITY

                 for the years ended September 30, 1995 and 1994



                                         Series A Convertible
                                            Preferred Stock       Common  Stock    Additional                         Total
                                        ----------------------  ----------------   Paid-In      Accumulated       Shareholders'
                                         Shares      Amount     Shares   Amount     Capital        Deficit           Equity
                                         -------    --------    ------  --------  ------------  -------------    --------------


Balance at September 30, 1993             19,860   $    199     37,660   $  377   $  1,868,647   $ (1,830,105)    $      39,118

Issuance of Series A convertible
 preferred stock and common stock
 for cash, October 1993                   10,000        100     10,000      100         99,800                          100,000

Issuance of Series A convertible
 preferred stock and common stock
 for cash, October 1993                    1,000         10      1,000      10           9,980                            10,000

Issuance of Series A convertible
 preferred stock and common stock
 for cash, November 1993                     800          8        800       8           7,984                             8,000

Issuance of common stock for cash,
 July 1994                                                      14,430     144         399,856                           400,000

Net loss                                                                                            (1,506,563)       (1,506,563)
                                       ---------  ---------  ---------  -------  -------------  --------------   ---------------

Balance at September 30, 1994             31,660   $   317      63,890   $  639   $  2,386,267  $   (3,336,668)  $      (949,445)

Issuance of common stock for cash,
 December 14, 1994                                              14,430      144        399,856                           400,000

Net loss                                                                                            (1,575,126)       (1,575,126)
                                        --------  ---------   --------  -------  -------------  --------------   ---------------

Balance at September 30, 1995             31,660   $    317     78,320   $  783   $  2,786,123  $   (4,911,794)  $    (2,124,571)
                                        ========  =========   ========  =======  =============  ==============   ===============
























               The accompanying notes are an integral part of the
                             financial statements.

                              TRIPLE I CORPORATION

                          NOTES TO FINANCIAL STATEMENTS





A.   NATURE AND FORMATION OF BUSINESS:

          NATURE OF  BUSINESS

          Triple I Corporation (the Company), a Delaware corporation, was organized as a successor to AOI Systems, Inc., whose assets and technologies it purchased in October 1992, for the purpose of manufacturing and selling optical inspection systems in the printed circuit board industry. The Company operates under the trade name of AOI International and has manufacturing operations based in Lowell, Massachusetts with customers located in the United States, Europe, and Asia.

          Since its inception, the Company has suffered recurring losses from operations and has a net capital deficiency at September 30, 1995 and has been unable to pay certain debt instruments. The remedies available to the debt holders include immediate demand of payment and foreclosure. These conditions raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. The ultimate success of the Company is dependent upon its ability to raise financing through equity placement and significantly increase contract revenue or product sales. However, the Company's capital requirements may change depending upon numerous factors, namely the demand for the Company's product.

          While management believes that additional financing composed of equity investments and funding through other means will be available to fund future operations, there can be no assurances that additional funds will be available when required. The Company is actively involved in pursuing equity financing. In view of the Company's current financial condition, the Company plans to aggressively manage its working capital and expenses while pursuing product sales opportunities as well as strategic or other business relationships.

          BUSINESS COMBINATION

          On October 22, 1992, AOI Systems, Inc. ("AOI") entered into an Assignment for the Benefit of Creditors with another party due to its inability to meet demands made on debt owed. As part of this agreement, Triple I Corporation agreed to purchase the assets of AOI and assume certain liabilities from the assignee. The total purchase price was approximately $1,972,000 and includes an assumption of debt and certain accrued liabilities. This transaction has been accounted for under the purchase method of accounting.

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED





B.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

          INVENTORIES

          Inventories are stated at the lower of cost or market. Cost is determined on a first-in, first-out (FIFO) basis.

          PROPERTY AND EQUIPMENT

          Property and equipment are recorded at cost. Depreciation and amortization are computed using the straight-line method over the lesser of the estimated useful lives of the assets, 3 to 5 years, or lease term. Maintenance and repair costs are expensed as incurred; renewals and betterments are capitalized. Upon the sale or retirement of fixed assets, the accounts are relieved of the cost and the related accumulated depreciation with any resulting gain or loss included in income.

          PATENTS

          Purchased patents are valued at cost and amortized on a straight-line basis over five years.

          REVENUE RECOGNITION

          Sales are generally recorded when products are shipped or services are rendered. The sale of inspection systems and evaluation units are recorded when customer acceptance requirements are met.

          Revenue from service maintenance contracts is deferred and is recognized over the term of the contract, generally one year. Revenue from government grants is recognized when specific contract requirements have been met and no significant contingencies remain under the contract.

          The Company generally requires payment from customers in U.S. Dollars as part of its normal payment terms. Fluctuations in foreign exchange rates to date have not had a material effect on the Company's finacial statements.

          INCOME TAXES

          The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," which requires the use of an asset and liability approach for financial accounting and reporting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities using the current statutory tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

          RESEARCH AND DEVELOPMENT

          Expenditures for research, development and engineering of products and manufacturing processes are expensed as incurred. Cost reimbursement under collaborative research agreements are recorded as offsets to research and development expenses.







                                   Continued

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED





          USE OF ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.


          NEW ACCOUNTING PRONOUNCEMENT

          In October 1995, the Finacial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" ("SFAS 123"), which is effective for transactions entered into in fiscal years that begin after December 15, 1995. SFAS 123 established a fair value-based method of accounting for stock-based compensation plans. The Company plans to adopt the disclosure method in 1996. The Company has not determined, on a pro forma basis, the effect on 1995 net loss and loss per share of applying fair-value accounting rules to grants of stock-based awards in 1995.


  C.   ACCOUNTS RECEIVABLE:

          In the normal course of business, the Company extends credit terms on a customer-by-customer basis based on its evaluation of collectibility exposure. Management's estimates of losses in this area are recorded through an evaluation of the adequacy of the allowance for doubtful accounts. The risk of loss from any concentrations of credit risk with respect to trade receivable is mitigated by management's evaluation and provision, the policy of securing larger dollar sales with substantial deposits at order and ship dates, and the incentive for customers to maintain their credit standing in order to receive ongoing technical service.

          During fiscal year 1995, $261,536 in accounts receivable were factored, without recourse, to a related party. Specific invoices were sold under individual purchase and sale agreements. The Company receives a portion of the value of a receivable at the date of the sale. Subsequent receipts of sold receivables are forwarded in full to the factor. Interest is calculated at Prime +4% over the time the money owed the factor is outstanding. The transaction is completed when the Company receives the remaining balance of the receivable, net of interest charges, from the factor. Interest on these contracts totaled $7,642 during fiscal year ending September 30, 1995.



  D.   INVENTORIES:

          Inventories consist of the following at September 30:


                           1995              1994
                           ----              ----

   Raw materials      $      390,858      $    249,837
   Work in process               727            83,501
   Finished goods            403,236           159,000
                      --------------    --------------

                      $      794,821      $    492,338
                      ==============    ==============









                                    Continued

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED





  E.   PROPERTY AND EQUIPMENT:

       Property and equipment consists of the following at September 30:


                                                                                          1995           1994
                                                                                          ----           ----


   Machinery and equipment                                                           $     55,613    $  55,613
   Computer equipment, including $10,001
        in capital leases in 1995 and 1994, respectively                                   38,234       38,234
   Computer software                                                                       14,949       14,949
   Furniture and fixtures                                                                  24,837       24,837
                                                                                     ------------   ----------

                                                                                          133,633      133,633

        Less:  accumulated depreciation and amortization                                   83,453       48,841
                                                                                     ------------    ---------

                                                                                     $     50,180    $  84,792
                                                                                     =============    ========


          Depreciation expense for the years ended September 30, 1995 and 1994 was $34,612 and $33,290, respectively.



  F.   INTANGIBLE ASSETS:

          The Company holds several patents that were purchased. These patents are stated at the acquisition cost of $531,250 and are amortized using the straight-line method over 5 years. Amortization expense was $106,250 for the years ended September 30, 1995 and 1994, respectively.


          The Company periodically reviews the propriety of carrying amounts of its intangible assets as well as the amortization periods to determine whether current events and circumstances warrant adjustment to the carrying value or estimated useful lives. At each balance sheet date, management evaluates whether there has been a permanent impairment in the value of goodwill by assessing the carrying value of goodwill against anticipated future cash flows from related operating activites. Factors which management considers in performing this assessment include current operating results, trends and prospects and, in addition, demand, competition and other economic factors.


  G.   COMMITMENTS AND CONTINGENCIES:

          The Company is obligated under a 3-year lease agreement for an office and manufacturing facility in Lowell, Massachusetts, which commenced November 5, 1992. In October 1995, the Company extended the lease for an additional 3-year term commencing on December 1, 1995 and expiring on November 30, 1998.

          Under the terms of the lease extension, the Company must pay basic rent of $9,970 per month plus the Company's pro rata share of certain costs paid by the landlord. Rent expense was $93,233 and $76,179 for the years ended September 30, 1995 and 1994, respectively.







                                    Continued

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED





          The amount of future minimum lease payments under the operating lease is as follows:

          1996                                $114,988
          1997                                 119,638
          1998                                 119,638
          Thereafter                            19,940
                                            ----------

          Total Minimum Lease Payments        $374,204
                                            ==========


          On August 1, 1994 the Company entered in to a cooperative agreement with the U.S. Department of Energy ("DOE") to research optics through March 1996. The Company is obligated under the agreement, as amended, to provide approximately $593,000 of cost sharing under the project. As of September 30, 1995, the Company had incurred $206,000 in project expenses and received a $320,000 advance payment from the DOE which was recorded as cost reimbursement against research and development expense to the extent of costs incurred. The balance of $114,000 has been classified with deferred revenues.

          On November 28, 1994 the Company entered into an eight-year license and collaboration agreement with Polaroid Corporation to promote the development, marketing, and sales in the field of printed circuit board production, and to collaborate in the fields of Automatic Inspection and PCB PhotoTool generation. Performance milestones are contained in the agreement. Under certain conditions either party may terminate the agreement.



H.     ACCRUED EXPENSES:

          Accrued expenses consist of the following at September 30:

                                                       1995               1994
                                                       ----               ----

          Accrued vacation                         $  89,000          $  70,280
          Accrued professional fees                  125,000            152,617
          Accrued payroll and related expenses       300,569             55,633
          Accrued warranty                            50,145             50,375
          Accrued interest and other                 135,705             80,083
                                                   ---------         ----------

                                                    $700,419           $408,988
                                                   =========         ==========












                                    Continued

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED





I.       DEBT:

          The following is a summary of the Company's debt obligations as of September 30:

                                                                                                      1995          1994
                                                                                                      ----          ----


       Collateralized demand note with assignee for the benefit of creditors for the former AOI Systems,  Inc.,  due January 30, 1995.  The note was renegotiated in July 1994 to require interest only payments
             at a rate of 8.0%, due monthly                                                     $  130,000      $130,000

       Collateralized note with a related party, principal due December 31, 1994,
              interest rate of 8.4%, interest only payments due monthly                            200,000       200,000

       Collateralized note with a related party, principal due February 20, 1994
             Interest rate of 8.4%,  interest  only  payments due monthly.  This note was renegotiated in September of 1995 to require interest only payments at a rate of 10% and to extend maturity until
             February 20, 1996.                                                                    200,000       200,000

       Uncollateralized note with a related party, due February 28, 1996
             interest rate of 8.4%                                                                  10,000        10,000

       Collateralized  subordinated  note with a related  party,  principal  due
             December 31, 1996, interest rate of 8.4%, interest only payments
             due quarterly                                                                          50,000        50,000

       Collateralized  subordinated  note  with  the  Massachusetts   Technology
             Development Corporation ("MTDC"), due August 22, 1999,
             interest rate of 10%, interest only payments due quarterly                            250,000       250,000

       Collateralized note with the Massachusetts  Community Development Finance
             Corporation ("CDFC") due July 31, 1999, interest rate of 10%,
             payable monthly                                                                       100,000       100,000

       Collateralized note with CDFC, due December 22, 1998, interest
             rate of 10%, payable monthly                                                          258,000       258,000

       Collateralized note with CDFC, due September 16, 1995 interest rate of
             10%, payable monthly                                                                  100,000      -

       Collateralized subordinated demand note with MTDC, due September 16,
             1995, interest rate of 10%                                                            100,000     -

       Uncollateralized note with related parties, due July 6, 1995, interest
             rate of 10%                                                                            82,000     -










                                    Continued

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED





                                                                                                      1995          1994

       Uncollateralized note with related parties, due April 15, 1995, interest
             rate of 10%                                                                        $  100,000  $        -

       Capital lease obligations                                                                     8,056         8,612
                                                                                             ------------- -------------

                                                                                                 1,588,056     1,206,612

       Less amounts due within one year                                                            930,056       611,641
                                                                                                ----------   -----------

                                                                                                $  658,000    $  594,971
                                                                                                ==========    ==========


          Annual maturities for all long-term debt subsequent to September 30, 1996 are as follows:



           1997                      $         50,000
           1998                                   -
           1999                               608,000
           Thereafter                             -
                                     ----------------

                                     $        658,000
                                     ================

          The above debt instruments contain numerous covenants and remedies upon default. As of September 30, 1995, the Company had not repaid various borrowings that had become due. In February 1996, the Company and various debt holders entered into an agreement to convert $1,272,000 in unpaid debt and interest into 63,532 shares of the Company's common stock and warrants to purchase 7,500 shares of Common Stock at $20.00 per share through February 6, 1999. In addition, the Company and certain debt holders agreed to extend the maturity on $200,000 in notes until October 23, 1996.


















                                    Continued

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED





  J.   SHAREHOLDERS' EQUITY:

          The Company has 78,320 and 63,890 shares of voting common stock issued and outstanding at September 30, 1995 and 1994 respectively. Holders of common stock are entitled to receive dividends only when declared by, and at the discretion of, the Board of Directors. An aggregate of 75,000 shares of voting common stock are reserved as follows: 50,000 for the conversion of the Series A Convertible Preferred Stock
          ("Series A Stock"); 15,000 shares for the conversion of Series B Convertible Preferred Stock ("Series B Stock"); and 10,000 shares for options under the 1992 Stock option plan.



          The Company has authorized 75,000 shares of preferred stock, of which 65,000 shares have been designated convertible preferred stock with a par value of $.01 per share. At September 30, 1995 and 1994, 50,000 shares are designated as Series A Stock and 15,000 shares are designated as Series B Stock. The holders of the shares of preferred stock vote in certain circumstances and receive dividends in parity with holders of the common stock. Dividends are noncumulative for the Series A stock, while annual dividends are cumulative for the Series B Stock at 10% of the redemption value of $27.72.

          The Series A and Series B Stock are convertible at the option of the holder into shares of the Company's common stock at a conversion rate using a conversion price that will be adjusted in certain instances such as dilutive issuances of equity securities, both as defined. At September 30, 1995 and 1994, the per share conversion rate for the Series A Stock was $96.00 divided by the initial conversion price of $96.00, or one for one. At September 30, 1995 and 1994, the per share conversion rate for the Series B Stock was $27.72 divided by the initial conversion price of $27.72, also one for one.

          Upon liquidation, dissolution or winding up of the Company, holders of the Series A and Series B Stock, in parity with one another, are entitled to receive, prior and in preference to the holders of shares of stock ranking junior to the Series A and Series B stock, an amount equal to $96.00 and $27.72 per share, respectively. In addition, Series B stockholders are entitled to any accrued dividends at the date of liquidation.

          As of September 30, 1995 and 1994, no Series B stock was outstanding and no dividends were declared or accrued by the Company.



  K.   INCOME TAXES:

       At September 30, 1995, the Company had net operating loss ("NOL") carryforwards of approximately $4,400,000 for federal and Massachusetts
       income  tax  purposes.   These









                                    Continued

                             TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED





          carryforwards expire through 2010. In addition, the Company had Research and Experimentation ("R&E") credit carryforwards of approximately $60,000 and $25,000 for federal and Massachusetts income tax purposes, respectively. Utilization of these NOL and R&E credit carryforwards may be limited pursuant to the provisions of Section 382 of the Internal Revenue Code of 1986.







       The components of the deferred tax assets and liabilities at September 30, 1995 are as follows (dollars in thousands):




                                                        1995          1994
                                                        ----          ----

          Deferred Tax Assets/(Liabilities):

          Accrued expenses and other             $       250           133
          Patents                                         92            13
          R&E credits                                     85            --
          NOL carryforwards                            1,778           546
                                                 -----------     ---------

                                                       2,205           692

          Total deferred tax asset                     2,205           692
          Valuation allowance                         (2,205)         (692)
                                                 -----------     ---------

          Net deferred tax asset                 $         0     $       0
                                                 ===========     =========


          Due to the uncertainty surrounding the realization of these favorable tax attributes in future income tax returns, the Company has placed a valuation allowance against its otherwise recognizable deferred tax assets.



  L.   STOCK WARRANTS:

          During fiscal years ending September 30, 1995 and 1994, the Company issued stock warrants as part of certain debt and equity transactions. At date of issuance the value of these warrants was











                                    Continued

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED





          not material. The following summarizes the issuances for the three classes of stock authorized by the Company.

          COMMON STOCK WARRANTS

          In December 1993 the Company issued to an officer, who personally guaranteed corporate indebtedness, warrants to purchase 25,000 shares of Common Stock at $10.00 per share through December 22, 1998. Also in December 1993 the Company issued in connection with debt, warrants to purchase 1,000 shares of Common Stock at $4.00 per share through
          December 22, 2003. In August 1994 the Company issued to several directors and stockholders, warrants to purchase 8,000 and 9,017 shares of Common Stock at $25.00 and $27.72 per share, respectively through August 22, 2004 and August 22, 2002, respectively. In October 1994, the Company issued in connection with debt, warrants to purchase 3,607 shares of Common Stock at $27.72 per share through October 5, 2002. In December 1994, in connection with certain equity financing, the Company issued warrants to purchase 3,608 shares of Common Stock at $27.72 per share through December 15, 2002. In June 1995, the Company issued in connection with debt, warrants to purchase 10,174 shares of Common Stock at $27.72 per share through April 6, 2003.

          SERIES A PREFERRED STOCK WARRANTS

          During the fiscal year ending September 30, 1993, the Company issued warrants to purchase 500 shares of Series A Preferred Stock at $100.00 per share through December 31, 1996 to a related party in connection with debt.

          SERIES B PREFERRED STOCK WARRANTS

          In 1994 the Company issued warrants for the purchase of 9,019 and 1,000 shares of Series B Preferred Stock at $27.72 per share through August 22, 2004 and December 22, 2003, respectively. In September 1994 the Company issued warrants for the purchase of 800 shares of Series B Preferred Stock at $27.72 per share through September 15, 2004.



M.     EMPLOYEE BENEFIT PLAN:

          Effective October 26, 1992, the Company implemented a deferred compensation plan under Section 401(k) of the Internal Revenue Code (the "Plan"). Under the Plan, employees are permitted to contribute, subject to certain limitations. The Company's contribution to the Plan is discretionary and the Company has not contributed to the Plan since its inception.



N.     EMPLOYEE STOCK OPTION PLAN:










                                    Continued

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED





          During 1993, the Company adopted, subject to shareholder approval, a stock award and incentive plan which permits the issuance of options or stock appreciation rights (SARs) to selected employees and independent contractors of the Company. The plan reserves 10,000 shares of common stock for grant and provides that the term of each award be determined by the Board of Directors charged with administering the plan.

          Under  the  terms  of  the  plan,   options   granted  may  be  either
          nonqualified or incentive stock options and the exercise price, determined by the Board of Directors, may not be less than the fair market value of a share on the date of grant. SARs and limited SARs granted in tandem with an option shall be exercisable only to the extent the underlying option is exercisable and the grant price shall be equal to the exercise price of the underlying option. All options granted in 1993 and 1994 had an exercise price of $4.00 per share. 2,107 options were granted in October of 1992 to employees who transferred to Triple I from AOI Systems; these options were immediately exercisable. All other options granted during 1993 and 1994 vest over a five-year period. In September 1995, the Company granted to certain employees, 1,703 options with an exercise price of $16.00 per share, vesting over a five-year period. Also during September 1995, the Company granted to an officer of the Company, 2,000 options with an exercise price of $16.00 per share, vesting over a two-year period.

         Details of stock options are as follows:



         1993
           Granted                               3,147
           Exercised                                 0
           Canceled                                  0
                                               -------
           Outstanding at end of year            3,147
                                               -------
           Exercisable at end of year            2,107
                                               =======

         1994
           Granted                               3,150
           Exercised                                 0
           Canceled                                 50
                                               -------
           Outstanding at end of year            6,247
                                               -------
           Exercisable at end of year            2,315
                                               =======

        1995
           Granted                               3,703
           Exercised                                 0








                                    Continued

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED





           Canceled                                100
                                               -------
           Outstanding at end of year            9,850
                                               -------
           Exercisable at end of year            3,153
                                               =======

          There were no charges to operations in connection with these options other than incidental expenses related to the issuance of shares.

          In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, (Statement 123). Statement 123 encourages but does not require the recognition of compensation expense for grants of stock, stock options, and other equity instruments based upon new fair value accounting rules (the "recognition method"). Companies that choose not to adopt the recognition method may continue to apply the existing accounting principles however, Statement 123 requires companies that choose not to adopt the new fair value accounting rules to disclose pro forma net income under the new fair value method (the "disclosure method"). The Company plans to adopt the disclosure method in 1997 and will report the pro forma effect (which has not yet been determined) of applying fair value accounting rules to grants of stock-based awards on net income in its 1997 financial statements with comparable disclosures for 1996.



O. SIGNIFICANT CUSTOMERS AND DOMESTIC AND EXPORT SALES

      (1) Significant Customers
          Sales to significant customers were as follows:


          Year Ended          Number of Significant         Percentage
         September 30              Customers                of Revenues
         ------------         --------------------          -----------
             1995                      4                         66%
             1994                      4                         75%


      (2) Domestic and export sales
          Domestic and export sales as a percentage of revenues were as follows:


                            Year Ended September 30
                         -----------------------------
                                1995       1994
                              --------   --------
          Domestic               9 %       38 %
          Export                90 %       51 %
          Asia                   1 %       11 %





                              TRIPLE I CORPORATION

                                  ------------

                              FINANCIAL STATEMENTS

Coopers                                 COOPERS & LYBRAND L.L.P.
& Lybrand                               a professional services firm

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Triple I Corporation:

We have audited the accompanying balance sheets of Triple I Corporation as of September 30, 1994 and 1993, and the related statements of operations and shareholders' equity and cash flows for the year ended 1994 and the period from October 26, 1992 (date of inception) to September 30, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triple I Corporation at September 30, 1994 and 1993, and the results of its operations and its cash flows for the year ended 1994 and the period from October 26, 1992 (date of inception) to September 30, 1993 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters include equity financing as described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                        /s/ Coopers & Lybrand L.L.P.

Boston, Massachusetts
October 5, 1995

Coopers & Lybrand L.L.P. is a member of Coopers & Lybrand International, a limited liability association incorporated in Switzerland




                              TRIPLE I CORPORATION
                                 BALANCE SHEETS
                        as of September 30, 1994 and 1993

                  ASSETS                                                              1994             1993
                                                                                      ----             ----

      Current assets:
         Cash                                                                     $         0      $    48,308
         Accounts receivable, net of allowance for doubtful accounts of
               $21,707 in 1994 and $12,003 in 1993 (Notes B and C)                    241,664           58,149
         Inventory (Notes B and D)                                                    492,338          562,831
         Prepaid expenses                                                              10,801            9,417
                                                                                       ------            -----
                    Total current assets                                              744,803          678,705

         Property and equipment, net (Notes B and E)                                   84,792          109,947

         Patents, net (Notes B and F)                                                 327,604          433,854

         Other assets                                                                  10,476            9,400
                                                                                       ------            -----
                    Total assets                                                  $ 1,167,675      $ 1,231,906
                                                                                  ===========      ===========

         LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

         Current liabilities:
               Notes payable (Notes I and J)                                          611,641          425,000
               Accounts payable                                                       185,867          107,517
               Deferred revenue (Notes B and G)                                       315,653          270,115
               Accrued expenses (Note H)                                              408,988          225,156
               Income taxes payable (Notes B and K)                                         -                -
                                                                                  -----------       ----------
                    Total current liabilities                                       1,522,149        1,027,788

         Notes payable - long-term portion (Notes I and J)                            594,971          165,000
                                                                                      -------          -------

                    Total liabilities                                               2,117,120        1,192,788

         Commitments and contingencies (Note G)

         Shareholders' equity (Notes I, J, L, and N):
           Common  stock,  par value S.01 per share,  authorized  250,000  shares,
             63,890 and 37,660 shares issued and outstanding at
             September 30, 1994 and 1993, respectively                                    639              377

           Series A Preferred Stock, par value $.01 per share, authorized 50,000 shares, 31,660 and 19,860 shares issued and outstanding at
             September 30, 1994 and 1993, respectively                                    317              199

           Series B Preferred Stock, par value $.01 per share,  authorized 15,000 shares, 0 shares issued and outstanding at
             September 30, 1994 and 1993, respectively                                      -                -

           Additional paid-in capital                                               2,386,267        1,868,647

           Accumulated deficit                                                     (3,336,668)      (1,830,105)
                                                                                   ----------       ----------
                    Total shareholders' equity (deficit)                             (949,445)          39,118
                                                                                     --------           ------
                    Total liabilities and shareholders' equity (deficit)          $ 1,167,675      $ 1,231,906
                                                                                  ===========      ===========

    The accompanying notes are an integral part of the financial statements.


                                       2

                              TRIPLE I CORPORATION

                            STATEMENTS OF OPERATIONS
              for the year ended September 30, 1994 and the period
         from October 26, 1992 (date of inception) to September 30, 1993

                                                                                       1994            1993
                                                                                       ----            ----

         Revenues (Note B):
           Product                                                                  $ 936,783        $ 124,726
           Services                                                                   373,365          228,794
                                                                                      -------          -------
                                                                                    1,310,148          353,520
                                                                                    ---------          -------

         Cost of revenues:
           Product                                                                    783,213          333,738
           Services                                                                   413,852          376,773
                                                                                      -------          -------
                                                                                    1,197,065          710,511
                                                                                    ---------          -------
         Gross profit (loss)                                                          113,083        (356,991)
                                                                                      -------        --------
         Operating expenses:
           Research and development (Notes B and G)                                   468,075          448,875
           Sales and marketing                                                        370,859          275,323
           General and administrative                                                 680,824          668,625
                                                                                      -------          -------
              Total operating expenses                                              1,519,758        1,392,823
                                                                                    ---------        ---------
         Loss from operations                                                      (1,406,675)      (1,749,814)

         Other income (expense):
           Interest expense (Note I)                                                  (83,311)         (61,840)
           Other (Note C)                                                             (16,577)         (18,451)
                                                                                      -------          -------
              Other expense, net                                                      (99,888)         (80,291)
              Loss before income taxes                                             (1,506,563)      (1,830,105)

    Provision for income taxes (Notes B and K)                                              -                -
                                                                                 ------------     ------------
                   Net loss                                                      $ (1,506,563)    $ (1,830,105)
                                                                                 ============     ============


    The accompanying notes are an integral part of the financial statements.

                                        3

                              TRIPLE I CORPORATION
                            STATEMENTS OF CASH FLOWS
                    for the year ended September 30, 1994 and
                    the period from October 26, 1992 (date of
                        inceptions to September 30, 1993


                                                                                         1994             1993
                                                                                         ----             ----
         Cash flows from operating activities:
           Net loss                                                               $(1,506,563)     $(1,830,105)
           Adjustments to reconcile net loss to net cash used in
             operating activities:
              Loss on disposal of fixed assets                                          5,554                -
              Depreciation                                                             33,290           18,177
              Amortization                                                            106,250           97,396
              Provision for doubtful accounts                                           9,704           12,003
              Changes in assets and liabilities:
                   Accounts receivable                                               (193,219)         (57,797)
                   Inventory                                                           70,493         (481,611)
                   Prepaid expenses                                                    (1,384)          (9,117)
                   Other assets                                                        (1,076)          (7,600)
                   Accounts payable                                                    78,350           59,615
                   Deferred revenue                                                    45,538          270,115
                   Accrued expenses                                                   183,832          113,470
                                                                                      -------          -------

                        Net cash used in operating activities                      (1,169,231)      (1,815,454)
                                                                                   ----------       ----------
         Cash flows from investing activities:
           Capital expenditures                                                       (14,996)         (45,161)
           Proceeds from sale of fixed assets                                           1,307                -
                                                                                      -------          -------
                        Net cash used in investing activities                         (13,689)         (45,161)
                                                                                      -------          -------

         Cash flows from financing activities:
           Proceeds from issuance of nonconvertible debt                              648,001          450,000
           Principal payments on nonconvertible debt                                  (31,389)        (410,000)
           Proceeds from issuance of convertible debt                                       -          700,000
           Proceeds from issuance of stock                                            518,000        1,168,923
                                                                                      -------        ---------
                        Net cash provided from financing activities                 1,134,612        1,908,923
                                                                                    ---------        ---------
                        Net increase (decrease) in cash                               (48,308)          48,308

         Cash, beginning of period                                                     48,308                -
                                                                                       ------           ------
         Cash, end of period                                                                -         $ 48,308
                                                                                     ========         ========

         Supplemental cash flows information:
           Cash paid during the period for interest                                  $ 47,200         $ 30,037
                                                                                     ========         ========

         Non-cash items:
           Debt and accrued interest converted to equity during the period                  -      $ 1,203,923
           Issuance of Series A convertible preferred stock to related party
           for inventory                                                                    -           25,000

         Acquisition of Assets through capital lease obligations                            -           10,000

    The accompanying notes are an integral part of the financial statements.

                                        4





                              TRIPLE I CORPORATION
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                    for the year ended September 30, 1994 and
                    the period from October 26, 1992 (date of
                        inception) to September 30, 1993


                                        SERIES A CONVERTIBLE          COMMON
                                           PREFERRED STOCK             STOCK            ADDITIONAL                        TOTAL
                                          ------------------     -----------------       PAID-IN       ACCUMULATED     SHAREHOLDERS'
                                          SHARES      AMOUNT     SHARES     AMOUNT       CAPITAL         DEFICIT          EQUITY
                                          ------      ------     ------     ------       -------         -------          ------
Initial issuance of common stock
      for cash at inception,
      October 26, 1992                                             300        $ 3         $ 297                           $ 300

Issuance of common stock for cash,
      October 26,1992                                           20,000        200        79,800                          80,000

Issuance of series A convertible
      preferred stock and common
      stock for cash, April 1993            100         $ 1        100          1         9,998                          10,000

Issuance of Series A convertible
      preferred stock and common
      stock for cash, July 1993           2,500          25      2,500         25       249,950                         250,000

Issuance of Series A convertible
      preferred stock and common
      stock as part of debt
      conversion, August 1993             5,260          53      5,260         53       525,894                         526,000

Issuance of Series A convertible
      preferred stock and common
      stock as part of debt
      conversion, August 1993             7,000          70      7,000         70       727,783                         727,923

Issuance of Series A convertible
      preferred stock and common
      stock for cash, August 1993         2,500          25      2,500         25       249,950                         250,000

Issuance of Series A convertible
      preferred stock for inventory,
      August 1993                         2,500          25                              24,975                          25,000

Net loss                                                                                          $ (1,830,105)      (1,830,105)
                                         ------       -----     ------      -----   -----------   ------------      -----------
Balance at September 30, 1993            19,860         199     37,660        377     1,868,647     (1,830,105)          39,118

Issuance of Series A convertible
      preferred stock and common
      stock for cash, October 1993       10,000         100     10,000        100        99,800                         100,000

Issuance of Series A convertible
      preferred stock and common
      stock for cash, October 1993        1,000          10      1,000         10         9,980                          10,000

Issuance of Series A convertible
      preferred stock and common
      stock for cash, November 1993         800           8        800          8         7,984                           8,000

Issuance of common stock for cash,
      July 1994                                                 14,430        144       399,856                         400,000

Net loss                                                                                            (1,506,563)      (1,506,563)
                                         ------       -----     ------      -----   -----------   ------------      -----------
Balance at September 30, 1994            31,660       $ 317     63,890      $ 639   $ 2,386,267   $ (3,336,668)     $  (949,445)
                                         ======       =====     ======      =====   ===========   ============      ===========


    The accompanying notes are an integral part of the financial statements.


                                       5


                              TRIPLE I CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

A. NATURE AND FORMATION OF BUSINESS:

NATURE OF BUSINESS

Triple I Corporation (the Company), a Delaware corporation, was organized as a successor to AOI Systems, Inc., whose assets and technologies it purchased in October 1992, for the purpose of manufacturing and selling optical inspection systems in the printed circuit board industry. The Company operates under the trade name of AOI International and has manufacturing operations based in Lowell, Massachusetts with customers located in the United States, Europe, and Asia.

Since its inception, the Company has suffered recurring losses from operations and has a net capital deficiency at September 30, 1994 and has been unable to pay certain debt instruments. The remedies available to the debt holders include immediate demand of payment and foreclosure; however, no action has yet been taken. These conditions raise substantial doubt about its ability to continue as a going concern. The ultimate success of the Company is dependent upon its ability to raise financing through equity placement and significantly increase contract revenue or product sales. However, the Company's capital requirements may change depending upon numerous factors, namely the demand for the Company's product.

While management believes that additional financing composed of equity investments and funding through other means will be available to fund future operations, there can be no assurances that additional funds will be available when required. The Company is actively involved in pursuing equity financing. In view of the Company's current financial condition, the Company plans to aggressively manage its working capital and expenses while pursuing product sales opportunities as well as strategic or other business relationships.

BUSINESS COMBINATION

On October 22, 1992, AOI Systems, Inc. ("AOI") entered into an Assignment for the Benefit of Creditors with another party due to its inability to meet demands made on debt owed. As part of this agreement, Triple I Corporation agreed to purchase the assets of AOI and assume certain liabilities from the assignee. The total purchase price was approximately $1,972,000 and includes an assumption of debt and certain accrued liabilities. This transaction has been accounted for under the purchase method of accounting.

                                    Continued

                                        6

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

INVENTORIES

Inventories are stated at the lower of cost or market. Cost is determined on a first-in, first-out (FIFO) basis.

PROPERTY AND EQUIPMENT


Property and equipment are recorded at cost. Depreciation and amortization are computed using the straight-line method over the lesser of the estimated useful lives of the assets, 3 to 5 years, or lease term. Maintenance and repair costs are expensed as incurred; renewals and betterments are capitalized. Upon the sale or retirement of properties, the accounts are relieved of the cost and the related accumulated depreciation with any resulting gain or loss included in income.


PATENTS

Purchased patents are valued at cost and amortized on a straight-line basis over five years.

REVENUE RECOGNITION

Sales are generally recorded when products are shipped or services are rendered. The sale of inspection systems and evaluation units are recorded when customer acceptance requirements are met.

Revenue from service maintenance contracts is deferred and is recognized over the term of the contract, generally one year. Revenue from government grants is recognized when specific contract requirements have been met and no significant contingencies remain under the contract.


The Company generally requires payment from customers in U.S. Dollars as part of its normal payout terms. Fluctuations in foreign exchange rate to date have not had a material effect on the Company's financial statements.


INCOME TAXES

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes."

RESEARCH AND DEVELOPMENT

Expenditures for research, development and engineering of products and manufacturing processes are expensed as incurred. Cost reimbursement under collaborative research agreements are recorded as offsets to research and development expenses.

C. ACCOUNTS RECEIVABLE:

In the normal course of business, the Company extends credit terms on a customer-by-customer basis based on its evaluation of collectibility exposure. Management's estimates of losses in this area are recorded through an evaluation of the adequacy of the allowance for doubtful accounts. The risk of loss from any concentrations of credit risk with respect to trade receivable is mitigated

                                    Continued

                                       7

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

by management's evaluation and provision, the policy of securing larger dollar sales with substantial deposits at order and ship dates, and the incentive for customers to maintain their credit standing in order to receive ongoing technical service.

During fiscal 1994, $142,389 in accounts receivable were factored, without recourse, to a related party. Specific invoices were sold under individual purchase and sale agreements. The Company receives a portion of the value of a receivable at the date of the sale. Subsequent receipts of sold receivables are forwarded in full to the factor. Interest is calculated at Prime +2% over the time the money owed the factor is outstanding. The transaction is completed when the Company receives the remaining balance of the receivable, net of interest charges, from the factor. Interest on these contracts totaled $3,415 during fiscal year ending September 30, 1994. No receivables were factored during the fiscal period ending September 30, 1993.

D. Inventories:

Inventories consist of the following at September 30:

                                            1994                      1993
                                            ----                      ----
  Raw materials                          $ 249,837                $  240,962
  Work in process                           83,501                    90,669
  Finished goods                           159,000                   231,200
                                           -------                   -------
                                         $ 492,338                $  562,831
                                         =========                ==========

E. Property and Equipment:

Property and equipment consists of the following, at September 30:

                                                                                 1994                       1993
                                                                                 ----                       ----

  Machinery and equipment                                                     $ 55,613                    $ 51,267
  Computer equipment, including $10,001 and
      $0 in capital leases in 1994 and 1993, respectively                       38,234                      28,233
  Computer software                                                             14,949                      14,949
  Furniture and fixtures                                                        24,837                      33,675
                                                                                ------                      ------
                                                                               133,633                     128,124

         Less: accumulated depreciation and amortization                        48,841                      18,177
                                                                                ------                      ------
                                                                              $ 84,792                   $ 109,947
                                                                              ========                   =========

                                    Continued

                                        8

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

Depreciation expense for the year ended September 30, 1994 and the period from October 26, 1992 to September 30, 1993 was $33,290 and $18,177, respectively.

F. INTANGIBLE ASSETS:

The Company holds several patents that were purchased. These patents are stated at the acquisition cost of $531,250 and are amortized using the straight-line method over 5 years. Amortization expense was $106,250 and $97,396 for the year ended September 30, 1994 and the period from October 26, 1992 to September 30, 1993.

G. COMMITMENTS AND CONTINGENCIES:

The Company is obligated under a 3-year lease agreement for an office and manufacturing facility in Lowell, Massachusetts, which commenced November 5, 1992.

Under this lease the monthly payments began at a base amount of $6,717 plus the Company's pro rata share of certain costs paid by the landlord. The base monthly rent increased to $7,180 and $7,644 on December 31, 1993 and 1994, respectively. The Company intends to renew the lease as of December 1, 1995 to include the original facility plus additional manufacturing space within the same facility. Rent expense was $76,179 and $69,733 for the year ended September 30, 1994 and the period from October 26, 1992 to September 30, 1993, respectively.

The amount of future minimum lease payments under the operating lease is as follows:

     1995                                                         $ 90,800
     1996                                                           15,288
     Thereafter                                                          O
                                                                  --------
     Total Minimum Lease Payments                                 $106,088
                                                                  ========

On August 1, 1994 the Company entered in to a cooperative agreement with the U.S. Department of Energy ("DOE") to research optics through March 1996. The Company is obligated under the agreement, as amended, to provide approximately $593,000 of cost sharing under the project. As of September 30, 1994, the Company had incurred $138,000 in project expenses and received a $160,000 advance payment from the DOE which was recorded as cost reimbursement against research and development expense.

                                    Continued

                                        9

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

H. Accrued Expenses:

Accrued expenses consist of the following at September 30:

                                                          1994             1993
                                                          ----             ----
   Accrued vacation                                    $ 70,280         $ 61,839
   Accrued legal                                        152,617           73,525
   Accrued payroll and related expenses                  55,633           45,912
   Accrued warranty                                      50,375           20,000
   Other                                                 80,083           23,880
                                                         ------           ------
                                                       $408,988         $225,156
                                                       ========         ========

Debt:

The following is a summary of the Company's debt obligations as of September 30:

                                                                                         1994             1993
                                                                                         ----             ----
 Collateralized  demand note with  assignee for the benefit of creditors for the former AOI Systems, Inc., due January 30, 1995. The note was renegotiated in
    July 1993 to require interest only payments at a rate of 8.0%, due monthly      $ 130,000         $140,000

 Collateralized  note with a related  party,  principal  due  December 31, 1994,
    interest rate of 8.4%, interest only payments due monthly                         200,000          200,000

 Collateralized  note with a related  party,  principal  due  February 20, 1994,
    interest rate of 8.4%, interest only payments due monthly                         200,000          200,000

 Uncollateralized note with a related party, due February 28, 1996 interest rate
    of 8.4%                                                                            10,000                0

 Collateralized  subordinated note with a related party,  principal due December
    31, 1996, interest rate of 8.4%, interest only payments due quarterly              50,000           50,000

 Collateralized  subordinated note with the Massachusetts Technology Development
    Corporation  ("MTDC"),  due August 22, 1999,  interest rate of 10%, interest
    only payments due quarterly                                                       250,000                0

 Collateralized  note with a the  Massachusetts  Community  Development  Finance
    Corporation  ("CDFC")  due  July 31,  1999,  interest  rate of 10%,  payable
    monthly                                                                           100,000                0



                                    Continued


                                       10

                              TRIPLE I CORPORATION
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                                                                    1994             1993
                                                                                    ----             ----
    Collateralized note with CDFC, due December 22, 1998, interest
         rate of 10%, payable monthly                                          $ 258,000

    Capital lease obligations                                                      8,612              $ 0
                                                                               ---------          -------
                                                                               1,206,612          590,000
    Less amounts due within one year                                             611,641          425,000
                                                                                 -------          -------
                                                                               $ 594,971         $165,000
                                                                               =========         ========


The above debt instruments contain numerous covenants and remedies upon default. The Company has not repaid various borrowings that have become due; however, the lenders have not initiated claims against the Company.

Annual maturities for all long-term debt including the capitalized leases, for each of the four fiscal years subsequent to September 30, 1995 are as follows:

    1996                                                          $ 90,672
    1997                                                           128,072
    1998                                                            86,247
    Thereafter                                                     289,980
                                                                   -------
                                                                  $594,971
                                                                  ========

J. SHAREHOLDERS' EQUITY:

The Company has 63,890 and 37,660 shares of voting common stock issued and outstanding at September 30, 1994 and 1993 respectively. Holders of common stock are entitled to receive dividends only when declared by, and at the discretion of, the Board of Directors. An aggregate of 75,000 shares of voting common stock are reserved as follows: 50,000 for the conversion of the Series A Stock; 15,000 shares for the conversion of Series B Stock; and 10,000 shares for options under the 1992 Stock option plan.

The Company has authorized 75,000 shares of preferred stock, of which 65,000 shares have been designated convertible preferred stock with a par value of $.01 per share. At September 30, 1994 and 1993, 50,000 shares are designated as Series A convertible preferred stock ("Series A Stock") and 15,000 shares are designated as Series B convertible preferred stock ("Series B Stock"). The holders of the shares of preferred stock vote in certain circumstances and receive dividends in parity with holders of the common stock. Dividends are noncumulative for the Series A stock,

                                    Continued

                                       11

                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

while annual dividends are cumulative for the Series B Stock at 10% of the redemption value of $27.72.

The Series A and Series B Stock are convertible at the option of the holder into shares of the Company's common stock at a conversion rate using a conversion price that will be adjusted in certain instances such as dilutive issuances of equity securities, both as defined. At September 30, 1994 and 1993, the per share conversion rate for the Series A Stock was $96.00 divided by the initial conversion price of $96.00, or one for one. At September 30, 1994 and 1993, the per share conversion rate for the Series B Stock was $27.72 divided by the initial conversion price of $27.72, also one for one.

Upon liquidation, dissolution or winding up of the Company, holders of the Series A and Series B Stock, in parity with one another, are entitled to receive, prior and in preference to the holders of shares of stock ranking junior to the Series A and Series B stock, an amount equal to $96.00 and $27.72 per share, respectively. In addition, Series B stockholders are entitled to any accrued dividends at the date of liquidation.

As of September 30, 1994 and 1993, no Series B stock was outstanding and no dividends were declared or accrued by the Company.

K. INCOME TAXES:

Due to operating losses incurred in the cumulative period from inception (October 26, 1992) to September 30, 1994, no provision has been made for federal or state income taxes at either September 30, 1994 or 1993. Deferred taxes result from the Company's net operating loss carryforward. However, due to the relative uncertainty of the Company's ability to generate sufficient taxable income in the future, a full valuation allowance has been provided against the deferred tax asset. The Company has a net operating loss tax carryforward of approximately $2,973,000 and which is subject to review by the Internal Revenue Service and, if not utilized, will expire beginning in 2008.

The components of the deferred tax assets and liabilities at September 30, 1994 and 1993 are as follows (dollars in thousands):


                                                        1994          1993
                                                        ----          ----

          Deferred Tax Assets/(Liabilities):

          Accrued expenses and other                     133            85
          Patents                                         13             7
          R&E credits                                     --            --
          NOL carryforwards                              546           643
                                                   ---------     ---------

                                                         692           734

          Total deferred tax asset                       692           734
          Valuation allowance                           (692)         (734)
                                                   ---------     ---------

          Net deferred tax asset                   $       0     $       0
                                                   =========     =========

          Due to the uncertainty surrounding the realization of these favorable tax attributes in future income tax returns, the Company has placed a valuation allowance against its otherwise recognizable deferred tax assets.


L. STOCK WARRANTS:

During fiscal years ending September 30, 1994 and 1993, the Company issued stock warrants as part of certain debt and equity transactions. At date of issuance the value of these warrants was not material. The following summarizes the issuances for the three classes of stock authorized by the Company.


                                    Continued

                                       12


                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

COMMON STOCK WARRANTS

    In December 1993 the Company issued to an officer, who personally guaranteed corporate indebtedness, warrants to purchase 25,000 shares of Common Stock at $10.00 per share through December 22, 1998. Also in December 1993 the Company issued in connection with debt, warrants to purchase 1,000 shares of Common Stock at $4.00 per share through December 22, 2003. In August 1994 the Company issued to several directors and stockholders, warrants to purchase 8,000 and 9,017 shares of Common Stock at $25.00 and $27.72 per share, respectively through August 22, 2004 and August 22, 2002, respectively.

SERIES A PREFERRED STOCK WARRANTS

    During the fiscal year ending September 30, 1993, the Company issued warrants to purchase 500 shares of Series A Preferred Stock at $100.00 per share through December 31, 1996 to a related party in connection with debt.

SERIES B PREFERRED STOCK WARRANTS

    In 1994 the Company issued warrants for the purchase of 9,019 and 1,000 shares of Series B Preferred Stock at $27.72 per share through August 22, 2004 and December 22, 2003, respectively. In September 1994 the Company issued warrants for the purchase of 800 shares of Series B Preferred Stock at $27.72 per share through September 15, 2004.

M. EMPLOYEE BENEFIT PLAN:

Effective October 26, 1992, the Company implemented a deferred compensation plan under Section 401(k) of the Internal Revenue Code (the "Plan"). Under the Plan, employees are permitted to contribute, subject to certain limitations. The Company's contribution to the Plan is discretionary and the Company has not contributed to the Plan since its inception.

N. EMPLOYEE STOCK OPTION PLAN:

During 1993, the Company adopted, subject to shareholder approval, a stock award and incentive plan which permits the issuance of options or stock appreciation rights (SARs) to selected employees and independent contractors of the Company. The plan reserves 10,000 shares of common stock for grant and provides that the term of each award be determined by the Board of Directors charged with administering the plan.

Under the terms of the plan, options granted may be either nonqualified or incentive stock options and the exercise price, determined by the Board of Directors, may not be less than the fair market value of a share on the date of grant. SARs and limited SARs granted in tandem with an option shall be exercisable only to the extent the underlying option is exercisable and the grant price shall


                                    Continued

                                       13


                              TRIPLE I CORPORATION

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

be equal to the exercise price of the underlying option. All options granted in 1993 and 1994 had an exercise price of $4.00 per share. 2,107 options were granted in October of 1992 to employees who transferred to Triple I from AOI Systems; these options were immediately exercisable. All other options granted during 1993 and 1994 vest over a five-year period.

Details of stock options are as follows:

  1993
     Granted                                                          3,147
     Exercised                                                            0
     Canceled                                                             0
     Outstanding at end of year                                       3,147
     Exercisable at end of year                                       2,107

  1994
     Granted                                                          3,150
     Exercised                                                            0
     Canceled                                                            50
     Outstanding at end of year                                       6,247
     Exercisable at end of year                                       2,315

O. SUBSEQUENT EVENTS:

On November 28, 1994 the Company entered into an eight-year license and collaboration agreement with Polaroid Corporation to promote the development, marketing, and sales in the field of printed circuit board production, and to collaborate in the fields of Automatic Inspection and PCB PhotoTool generation. Performance milestones are contained in the agreement. Under certain conditions either party may terminate the agreement.


P. SIGNIFICANT CUSTOMERS AND DOMESTIC AND IMPORT SALES

   (1) SIGNIFICANT CUSTOMERS

       SALES TO SIGNIFICANT CUSTOMERS WERE AS FOLLOWS:

                                                  NUMBER OF
                                                 SIGNIFICANT    PERCENTAGE
                                                  CUSTOMERS     OF REVENUES
                                                  ---------     -----------

Year Ended September 30, 1994                         4             75 %
October 26, 1992 to September 30, 1993                3             68 %

   (2) DOMESTIC AND EXPORT SALES

       DOMESTIC AND EXPORT SALES AS A PERCENTAGE OF REVENUES WERE AS FOLLOWS:


                          YEAR ENDED         PERIOD OCTOBER 26, 1992
                      SEPTEMBER 30, 1994      TO SEPTEMBER 30, 1993
                      ------------------      ---------------------

Domestic                      38 %                    24 %
Europe                        51 %                    40 %
Asia                          11 %                    36 %



                                       14



                                                                       EXHIBIT E

                        RIGHTS OF DISSENTING SHAREHOLDERS

                          RHODE ISLAND CORPORATION LAW


ss.7-1-74(a) Any shareholder electing to exercise the right of dissent shall file with the corporation prior to or at the meeting of shareholders at which the proposed corporate action is submitted to a vote, a written objection to the proposed corporate action. If the proposed corporate action be approved by the required vote and the shareholder shall not have voted in favor thereof, the shareholder may, within ten (10) days after the date on which the vote was taken, or if a corporation is to be merged without a vote of its shareholders into another corporation, any of its shareholders may, within fifteen (15) days after the plan of the merger shall have been mailed to the shareholders, make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, domestic or foreign, for payment of the fair value of the shareholder's shares, and, if the proposed corporate action is effected, the corporation shall pay to the shareholder, upon surrender of the certificate or certificates representing the shares, the fair value thereof as of the day prior to the date on which the vote was taken approving the proposed corporate action, excluding any appreciation or depreciation in anticipation of the corporate action. Any shareholder failing to make demand within such ten
(10) day period or such fifteen (15) day period, as the case may be, shall be bound by the terms of the proposed corporate action. Any shareholder making the demand shall thereafter be entitled only to payment as in this section provided and shall not be entitled to vote or to exercise any other rights of a shareholder.

         (b) No demand may be withdrawn unless the corporation shall consent thereto. If, however, the demand shall be withdrawn upon consent, or if the proposed corporate action shall be abandoned or rescinded or the shareholders shall revoke the authority to effect the action, or if, in the case of a merger, on the date of the filing of the articles of merger the surviving corporation is the owner of all the outstanding shares of the other corporation, domestic and foreign, that are parties to the merger, or if no demand or petition for the determination of fair value by a court shall have been made or filed within the time provided in this section, then the right of the shareholder to be paid the fair value of his or her shares shall cease and his or her status as a shareholder shall be restored, without prejudice to any corporate proceedings which may have been taken during the interim.

         (c) Within ten (10) days after the corporate action is effected, the corporation, or, in the case of merger or consolidation, the surviving or new corporation, domestic or foreign shall give written notice thereof to each dissenting shareholder who has made demand as herein provided, and shall make a written offer to each shareholder to pay for the shares at a specified price deemed by the corporation to be the fair value thereof. The notice and offer shall be accompanied by a balance sheet of the corporation the shares of which the dissenting shareholder holds, as of the latest available date and not more than twelve (12) months prior to the making of the offer, and a profit, and loss statement of the corporation for the twelve (12) months' period ended on the date of the balance sheet.





         (d) If within thirty (30) days after the date on which the corporate action was effected the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made within ninety (90) days after the date on which the corporate action was effected, upon surrender of the certificate or certificates representing the shares. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in the shares.

         (e) If within the period of thirty (30) days a dissenting shareholder and the corporation do not so agree, then the corporation, within thirty (30) days after receipt of written request for the filing from any dissenting shareholder given within sixty (60) days after the date on which the corporate action was effected, shall, or at its election at any time within the period of sixty (60) days may, file a petition in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located praying that the fair value of the shares be found and determined. If, in the case of a merger or consolidation, the surviving or new corporation is a foreign corporation without a registered office in this state, the petition shall be filed in the county where the registered office of the domestic corporation was last located. If the corporation shall fail to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders, wherever residing, shall be made parties to the proceeding as an action against their shares quasi in rem. A copy of the petition shall be served on each dissenting shareholder who is a resident of this state and shall be served by registered or certified mail on each dissenting shareholder who is a nonresident. Service on nonresidents shall also be made by publication as provided by law. The jurisdiction of the court shall be plenary and exclusive. All shareholders who are parties to the proceeding shall be entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as shall be specified in the order of their appointment or an amendment thereof. The judgment shall be payable only upon and concurrently with the surrender to the corporation of the certificate or certificates representing the shares. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in the shares.

         (f) The judgement shall include an allowance for interest at such rate as the court may find to be fair and equitable in all the circumstances, from the date on which the vote was taken on the proposed corporate action to the date of payment.

         (g) The costs and expenses of any proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of the costs and expenses may be apportioned and assessed as the court may deem equitable against any or all of the dissenting shareholders who are parties to the proceeding to whom the corporation shall have made an offer to pay for the shares if the court shall find that the action of the shareholders in failing to accept the offer was arbitrary or vexatious or not in good faith. The expenses shall include reasonable compensation for and reasonable expenses of the appraisers, but shall exclude the fees and expenses of counsel for and experts employed by any party; but if the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay therefor, or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court may determine to be reasonable compensation to any expert or exerts employed by the shareholder in the proceeding.






         (h) Within twenty (20) days after demanding payment for his or her shares, each shareholder demanding payment shall submit the certificate or certificates representing his or her shares to the corporation for notation thereon that the demand has been made. His or her failure to do so shall, at the option of the corporation, terminate his or her rights under this section unless a court of competent jurisdiction, for good and sufficient cause shown, shall otherwise direct. If shares represented by a certificate on which notation has been so made shall be transferred, each new certificate issued therefor shall bear, similar notation, together with the name of the original dissenting holder of the shares, and in transferee of the shares shall acquire by the transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

         (i) Shares acquired by a corporation pursuant to payment of the agreed value therefor or to payment of the judgment entered therefor, as in this section provided may be held and disposed of by the corporation as in the case of other treasury shares, except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.










                                                                       EXHIBIT F



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 10-K

                     ANNUAL REPORT UNDER SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended                                        Commission File
March 31, 1996                                                    Number 0-15520

                                   ORBIS, INC.
               (Exact name of registrant as specified in charter)

      RHODE ISLAND                                        05-0396504
(State or other jurisdiction                 (IRS - Employer Identification No.)
of incorporation or organization)

2 Charles Street
Providence, RI                                                02904
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number including area code:          (401) 861-4228

Securities registered pursuant to
     Section 12(b) of the Act:                  None

Securities registered pursuant to
     Section 12(g) of the Act:                  Common Stock, $.01 par value
                        Preferred Stock, $1.00 par value

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes        X                     No
        ------                           -----

Aggregate  market  value,  as of  March  31,1996  of  Common  Stock  held by non
affiliates of the registrant:                     $101,028.31

Number of shares of Common Stock outstanding at March 31, 1996:
9,450,000 (does not include 80,468 shares of treasury stock)

Number of shares of Preferred Stock outstanding at March 31, 1996:
0

--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE

Certain Exhibits, as indicated in the Exhibit Index located on page 10, are incorporated by reference and were previously filed as Exhibits to the Company's prior annual reports on Form 10-K and are hereby incorporated herein by reference.


                                       1




                                 INDEX TO ITEMS
                                 --------------


PART I                                                                                            PAGE

Item 1.  Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

Item 2.  Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

Item 3.  Legal Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

Item 4.  Submission of Matters to a Vote of Security Holders    . . . . . . . .  . . . . . . . . . 5


PART II

Item 5.  Market for Registrant's Common Equity and Related Stockholder Matters    .  . .  . . . .  6

Item 6.  Selected Financial Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

Item 7.  Management's Discussion and Analysis of Financial condition and Results of Operations . . 7

Item 8.  Financial Statements and Supplementary Data  . . . . . . . . . . . . . . . . . . . . . .  8

Item 9.  Disagreements on Accounting and Financial Disclosure    . . . . . . . . . . . . . . . . . 8


PART III

Item 10. Directors and Executive Officers  .  . . . . . . . . . . . . . . . . . . . . . . . . . .  8

Item 11. Executive Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

Item 12. Security Ownership of Certain Beneficial Owners and Management  .  . . . . . . . . . . .  9

Item 13. Certain Relationships and Related Transactions    . . . . . .  . . . . . . . . . . . . . 10


PART IV

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-k    . . . . . . . . . .  10

         Signatures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14



                                       2


PART I

ITEM 1:  BUSINESS

A.  GENERAL

The Company is a continuation of two Rhode Island corporations, Information Systems, Inc. incorporated in 1971, and Dataman, Inc., incorporated in 1973, which consolidated management and operations in 1982. Information Systems provide primarily payroll processing, data entry, batch processing and microfiche processing services to a broad base of businesses. Dataman, Inc. focused on professional services and facilities management, becoming involved with the health care field in 1979 when it began performing software consulting and design work for the Rhode Island Group Health Association ("RIGHA"). In
March, 1986 the Company completed the process which it began in 1983 of terminating its involvement with the non-healthcare related businesses in which it and its predecessors had previously engaged, recognizing that the industry's need for many of the Company's prior services was declining due to the increased use of in-house computer systems which resulted in a reduction of companies using outside services such as data entry and computer processing.

The business of the Company consists of manufacturing and marketing application software products designed for use on Hewlett Packard computers by health maintenance organizations ("HMOs") as well as furnishing HMOs related professional services involving customer funded enhancements of the Company's software products. Although the Company's software products have in the past typically required some enhancement prior to customer use, the Company is attempting and has begun to design software needing few or not enhancements prior to use by customers.

There are several categories of HMOs, including one in which the HMO directly employs physicians (the "staff model") and one in which the HMO contracts with independent physicians or independent practice associations (the "IPA model"). Based on its analysis of a number of independently conducted studies, the Company believes that these two models represent a majority of the HMO's currently in operation.

The Company provides software to both staff and IPA model HMO's which assists the HMO in tracking members, billing clients, processing claims and maintaining doctors' appointment schedules.

B.  PRODUCTS AND SERVICES

The Company did not have any revenue in 1996.

The Company's HMO software is modular in design. The package which the Company offers typically includes a license of its software products and professional services relating to installation and enhancement of the modules and, in a majority of cases, includes the sale of Hewlett Packard equipment on an VAR commission basis or as a software supplier in a Hewlett Packard-originated sale. One or more of the modules can be licensed with or without the purchase of Hewlett Packard equipment.

The Company's HMO software operates on hardware manufactured by Hewlett Packard. The Company believes that because there are many suppliers that sell Hewlett Packard equipment and the equipment does not modifications to run the Company's software, customers of the Company should continue to be able to procure Hewlett Packard equipment to run the Company's software. Under its VAR Agreement with Hewlett Packard, the Company has a value added re-seller relationship with Hewlett Packard which provides for discounts to the Company on Hewlett Packard hardware, depending on dollar volume of sales, if the Company sells Hewlett Packard hardware with its software to any of its customers. Additionally, if Hewlett Packard makes a hardware sale through its own sales force based in part on a customer's desire to use the Company's software, the Company will receive a commission, which will be smaller than the discount it would have received had it initiated the sale.

The HMO software modules currently marketed by the Company are described below. Although the Company's customers have in the past typically required some enhancement of the modules to meet their individual needs more exactly, the modules are fully operational without further enhancements.


                                       3


         1.       Membership/Marketing
                  This module contains on-line features to enter and maintain member, subscriber, group and physician data. Substantial inquiry capability is available for marketing purposes, such as locating dependents reaching the age of eligibility for individual membership. This is a "core" module highly integrated with other applications.

         2.       Billing and Accounts Receivable
                  The Company's system performs premium billing for both group and individual subscribers.

         3.       Claims Processing
                  In addition to processing claims, this module contains extensive features which re available for utilization review to enable the HMO to analyze hospital usage, emergency room use and various external services in determining which specialists should be brought in-house.

         4.       Patient Appointment Scheduling
                  This module provides on-line updates and inquiries, and automatically generates physicians' schedules. Usage reports, also generated by this module, summarize patient usage, fee-for-service versus prepaid usage, workload and productivity by physician and reception staff.

         5.       Pharmacy
                  This module interacts with the membership data base to provide on-line verification of patient eligibility and to maintain a medication profile for each patient. It automatically generates prescription labels and receipts containing alert messages associated with the drug being dispensed.

         6.       Referral Management
                  This module tracks referrals by physicians.  Type of referrals
                  tracked  include   emergency  room,  home  health,   inpatient
                  admission, ambulatory surgery, scheduled and continuing care.

         7.       Utilization Reporting
                  This module draws data from claims and encounter files for monitoring health care services provided to members and forms one of the actuarial foundations for the rate setting process.

         8.       Capitation Reimbursement
                  This module allows IPA model HMO's to reimburse physicians on a predetermined rate-per-month rather than on a fee-for-service basis. Additionally, the Company has recently enhanced its existing modules to enable a new variety of HMO, the preferred provider organization or PPO, to use the Company's system.

C.  MARKETING AND CUSTOMERS

There is no active marketing at this time.

The Company had no written agreements for provision of products to any customers during its fiscal year ended March 31, 1996 relative to the sale of any product to any customer.

D.  PRODUCT DEVELOPMENT

The Company did not have any product development.

E.  PRODUCT PROTECTION

The Company relies on a combination of trade secret laws and license agreements to protect its rights in its software. Although the Company's license agreements prohibit disclosure of the proprietary aspects of its products, it is technically possible to copy aspects of its products in violation of the Company's rights.

                                       4


The Company believes that, because of rapid technological change in the software industry, patent, trade secret and copyright protection is less significant than factors such as the knowledge, ability and experience of employees. Further, the Company believes that the great difficulty and dime involved in any attempt to recode mainframe computer software such as the Company's, which contains hundreds of thousands of lines of code, would deter a potential plagiarizer.

F.  BACKLOG

The Company does not currently have any orders for installation of HMO software and does not anticipate having any backlog in the future.

G.  COMPETITION

The market for the Company's software products is characterized by rapid advancements in technology and by intense competition among a number of manufacturers and distributors. New competitors can be expected to enter the market as the market expands. No assurance can be given that the Company will have the financial resources, marketing, distribution, service or support capabilities, depth of key personnel or technological expertise to compete successfully in the future.

The Company's HMO software operates only on hardware manufactured by Hewlett Packard. Although the Company does not have any current information regarding the percentage of the HMO market serviced by the various hardware manufacturers, the Company believes that many HMO's are currently using Hewlett Packard equipment. If conditions in the market change it may be necessary for the Company to undertake to adapt its software to other computer manufacturer(s). The Company's software continues to suffer from a lack of acceptability in that it is not easibly convertible into compatible software needed on non-Hewlett Packard equipment.

The principal considerations for users of HMO software and include product reliability, compatibility with current owned hardware, price/performance characteristics, integration of functions, availability and quality of support and training services and ease of understanding and operating the software.

H.  EMPLOYEES

As of March 31, 1996, the Company did not have any full-time employees. The officers and directors of the Company continue to work on a part-time basis without compensation.

ITEM 2:  PROPERTIES

The Company's principal executive and administrative offices are located in a portion of a building at 2 Charles Street, Providence, Rhode Island and occupancy is without cost to the Company.

ITEM 3:  LEGAL PROCEEDINGS

Not applicable.

ITEM 4:  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.


                                       5


PART II

ITEM 5:  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET PRICE OF COMMON STOCK
In March 1987, the Company made a public offering of 1,000,000 shares of common stock at $2.50 per share. The Company's stock is traded in the over-the-counter market with NASDAQ symbol ORBS. The table below sets forth the range of the high and low bid quotations for the common stock for each quarterly period since the offering.

                                                     HIGH BID          LOW BID
                                                     --------          -------

03/12/87 - 03/31/87                                    2 5/8             2 1/4
04/01/87 - 06/30/87                                    2 7/8             2
07/01/87 - 09/30/87                                    3                 2
10/01/87 - 12/31/87                                    2 1/8             3/4
01/01/88 - 03/31/88                                    1                 3/4
04/01/88 - 06/30/88                                    1/4               1/4
07/01/88 - 09/30/88                                    11/16             3/8
10/01/88 - 12/31/88                                    3/8               3/16
01/01/89 - 03/31/89                                    1/4               1/4
04/01/89 - 06/30/89                                    1/4               1/4
07/01/89 - 09/30/89                                    7/16              1/4
10/01/89 - 12/31/89                                    7/16              3/8
01/01/90 - 03/31/90                                    3/8               5/16
04/01/90 - 06/30/90                                    5/16              5/32
07/01/90 - 09/30/90                                    5/32              1/8
10/01/90 - 12/31/90                                    1/8               1/32
01/01/91 - 03/31/91                                    1/16              1/16
04/01/91 - 06/30/91                                    1/16              1/16
07/01/91 - 09/30/91                                    1/16              1/32
10/01/91 - 12/31/91                                    1/16              1/32
01/01/92 - 03/31/92                                    5/32              1/16
04/01/92 - 06/30/92                                    5/32              1/16
07/01/92 - 09/30/92                                    5/32              1/16
10/01/92 - 12/31/92                                    5/32              1/16
01/01/93 - 03/31/93                                    5/32              1/16
04/01/93 - 06/30/93                                    5/32              1/16
07/01/93 - 09/30/93                                    5/32              1/16
10/01/93 - 12/31/93                                    5/32              1/16
01/01/94 - 03/31/94                                    5/32              1/16
04/01/94 - 06/30/94                                    5/32              1/16
07/01/94 - 09/30/94                                    5/32              1/16
10/01/94 - 12/31/94                                    5/32              1/16
01/01/95 - 03/31/95                                    5/32              1/16
04/01/95 - 06/30/95                                    9/32              3/32
07/01/95 - 09/30/95                                    9/32              3/32
10/01/95 - 12/31/95                                    9/32              3/32
01/01/96 - 03/31/96                                    9/32              3/32

The above quotations represent prices between dealers and do not include retail markup, markdown or commission. They may not necessarily represent actual transactions.

The closing bid price on March 31, 1996 was $.20. The Company has not paid any dividends on its common stock. On March 31, 1996, there were approximately 175 record holders of common stock.


                                       6



ITEM 6:  SELECTED FINANCIAL DATA

                                          1996           1995          1994           1993           1992
                                          ----           ----          ----           ----           ----
Net Sales                                                       0              0        $25,000             $0
Income(loss)                              ($38,934)     ($33,333)     ($101,320)       (72,094)      (573,881)
Income(loss) per common shares                (.01)         (.01)          (.02)          (.02)          (.14)
Weighted average number of shares         9,450,000     6,318,782      6,318,782      5,913,782      5,913,782

Balance Sheet Data:
Current assets                                  403           196          1,259         26,259          1,206
Total assets                                    403         1,961          3,024         96,150        128,855
Current liabilities                               0       235,629        197,359        205,844        166,455
Long-term obligations                             0        95,000        101,000         87,500         87,500
Common shareholders' equity                     403     (328,668)      (295,335)      (197,194)      (125,100)

ITEM 7: MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

The Company did not have any revenue for the year ended March 31, 1996.

                                                                          Year Ended - March 31
                                                              1996                 1995                 1994
Professional Services                                          $0                   $0                   $0
Licenses, facilities management, packages and VAR Sales        $0                   $0                   $0


Total Gross Sales                                              $0                   $0                   $0
Less: Cost of Goods Sold                                       $0                   $0                   $0

Net Sales                                                      $0                   $0                   $0


The net loss from operations before taxes for the twelve months ended March 31, 1996, was $38,934 which compares with a corresponding loss for the twelve month period ended March 1995 of $33,333. The net loss is attributed mainly to the lack of revenues in the Company's primary market (HMO's) for its software products.

The Company did not have any new sales during the year.

LIQUIDITY AND CAPITAL RESOURCES

The Company signed a letter of intent on October 2, 1995 with Triple I Corporation whereby Orbis, Inc. will exchange up to 90% of the Company's common stock for 100% of Triple I Corporation's common stock; conduct a reverse stock split, and change its name to Industrial Imaging Corporation all subject to stockholder approval. A Form 8-K was filed with the Securities and Exchange Commission on October 12, 1995.

On October 25, 1995, the Company converted a Promissory note to Celestial management in the amount of $175,000 as well as interest due on this note in the amount of $94,050 into common stock of Orbis, Inc.

Celestial received in exchange for this note and interest, 1,350,000 shares of Orbis common stock as well as 100,000 three year warrants to purchase additional shares of Orbis common stock at $.0777.

The Company had acquired the assets and rights to a yogurt chain named Perkits Yogurt in August 1991 from Celestial Management. No revenues were derived from this investment and all stores have been closed and the Company has ceased to exist.

                                       7


On November 15, 1995 various creditors of the Company converted debt in the amount of $98,956 in exchange for 1,781,218 shares of Orbis common stock.

ITEM 8:  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

See item 14(a) of this annual report of Form 10-K.

ITEM 9:  DISAGREEMENTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.

PART III

ITEM 10:  DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES

The current directors, executive officers and persons nominated to become directors of the company are as follows:

NAME                                AGE              POSITION
----                                ---              --------

Pasquale Ruggieri                   63               President, Chief Executive
                                                     Officer and Director

Arthur G. Jenkins                   70               Secretary, Director

Henry E. Tow                        48               Treasurer, Director

Pasquale Ruggieri, age 63, has served as President, Chief Executive Officer and Director of the Company since August of 1990. He is currently with the Investment Banking Division of Schneider Securities, Inc. He was Executive Vice President and Director of Investment Banking for Jonathan Alan & Co., Inc. until January of 1991. Mr. Ruggieri was in Corporate Finance and coordinator of special situations of Providence Securities until January 1987. Mr. Ruggieri was self-employed as a management consultant for the two years prior. He was an investment broker at Tucker, Anthony, and R.L. Day from 1983 through 1985. Mr. Ruggieri received his Bachelor of Science Degree in Business Administration from Bryant College and has banking certificates from the American Institute of Banking.

Arthur G. Jenkins, age 70, has been the Secretary and Director of the Company since August of 1990. He is currently with the Investment Banking Division of Schneider Securities, Inc. He was with Josephthal Lyon & Ross, Inc. until August of 1994. He was with the Investment Banking Division of Schneider Securities, Inc. until October, 1992. He was a Vice President, Investment Banking Division of Jonathan Alan & Company, Inc. until January of 1991, and held a comparable position with Providence Securities, Inc. during January 1988- November 1988; during the period June 1986 - January 1988 he was a principal at A.G. Jenkins & Associates, S. Orange, New Jersey, a consulting engineer firm and held the position of Senior Vice President at Cornell Dublier Electronics Inc., Wayne, New Jersey, where he associated from December 1960 - June 1986.


                                       8


Henry E. Tow, age 48, has served as Treasurer and Director of the Company since August 1990. He is currently with the investment firm of Coburn & Merideth. He was with the Investment Banking Division of Schneider Securities, Inc. until August of 1995. He was a vice president of Jonathan Alan & Company, Inc. with whom he has been associated until January of 1991 and a registered representative since September 1986 with other securities brokerage firms; during the period September 1984 - September 1986 he attended RI College at Providence, RI; he held the position of President at his restaurant business, Jasmine Associates, Warwick, RI from June 1984 - July 1985, and the General Manager of Tow Industries Inc., Pawtucket, RI during the period June 1976 - December 1983.

Officers and directors are elected on an annual basis. The present term of office for each director will expire at the next annual meeting of the Company's stockholders or at such time as his successor is duly elected. Directors of the Company are not presently receiving compensation for their services to the Company but have been granted options under the 1987 stock option plan. Officers serve at the discretion of the Board of Directors.

ITEM 11:  EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid by the Company during the fiscal year ended March 31, 1996 to each of its five most highly compensated officers whose total cash compensation exceeds $60,000 and to all executive officers as a group:

NAME OF INDIVIDUAL OR NUMBER IN GROUP       CAPACITIES IN WHICH SERVED           CASH COMPENSATION
Pasquale Ruggieri                           President                            $0
                                            Chief Executive Officer

All Executive Officers as a Group (3 people)                                     $0


1987 STOCK OPTION PLAN

An aggregate of 400,000 shares of Common Stock is reserved for issuance under the Company's 1987 Stock Option Plan (the "1987 Plan"), which was approved by the Board of Directors as of December 17, 1987, amended on July 26, 1988 and ratified by the stockholders of the Company on September 7, 1988. The terms of the 1987 Plan are identical to those of the 1986 Plan, except that (i) the employees need not agree in writing to remain in the employ of the Company for one year after being granted an option to be eligible to exercise it but will not be granted options until they have served for one year; (ii) directors of the Company who have served as directors for period of at least one full year (except for directors who are full-time employees of the Company) are eligible to be granted options; and (iii) the Company does not have a repurchase option in the event that the employee competes directly or indirectly with the Company during the period of employment or for two years thereafter, as the 1986 Plan does.

On December 1, 1988, the Company authorized the issuance of stock options under the 1987 Plan to all qualified Directors of the Company who have served for at least one year in the amount of 10,000 shares to each Director at 80 percent of the market value of the Company's Common Stock as of December 1.

EMPLOYMENT AGREEMENT

None.

ITEM 12:  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 31, 1996, regarding the beneficial owners of 5% or more of the Company's outstanding Common Stock, the only class of the Company's voting securities and the share ownership of all directors and executive officers as a group. Unless otherwise indicated, each of the following stockholders has sole voting and investment power with respect to the shares beneficially owned:

                                       9



NAMES AND ADDRESS OF BENEFICIAL OWNER                         SHARES OF THE COMPANY'S COMMON STOCK
                                                                       BENEFICIALLY OWNED
                                                              NUMBER                    PERCENT
                                                              ------                    -------
Thomas L. DePetrillo                                          2,329,286                   24.6%
65 Peaked Rock Road
Narragansett, RI  02882

Celestial Management                                          1,350,000                   14.3%
336 Atlantic Avenue
East Rockaway, NY 11518

Pasquale Ruggieri                                             1,087,886                   11.5%
51 Country Lane
Cranston, RI  02920

All Current Directors and Officers                            1,407,886                   14.9%
as a Group (3 people)

ITEM 13:  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None

PART IV

ITEM 14:

(A)      1.  LIST OF FINANCIAL STATEMENTS

         The following financial statements of Orbis, Inc. as required by Item 8 of Part II of this Annual Report of Form 10-K appear at pages F-1 through F-12 of this Annual Report on Form 10-K:

                  Independent Auditor's Report

                  Balance Sheets -- March 31, 1996 and March 31, 1995

                  Statements of Operations -- Years Ended  March 31, 1996, 1995,
                   and 1994

                  Statements of Changes in Common  Shareholders' Equity -- Years
                   Ended March 31, 1996, 1995, and 1994

                  Statements of Cash flows -- Years Ended  March 31, 1996, 1995, and 1994

                  Notes to Financial Statements-- March 31, 1996, 1995, and 1994

         2.  FINANCIAL STATEMENT SCHEDULE

         The following auditors' opinion and financial statement schedules of Orbis, Inc. appear at Pages S-1 through S-6 of this Annual Report on Form 10-K:

                  Schedule II Accounts Receivable from Related Parties and Underwriters, Promoters and Employees Other Than Related Parties

                  Schedule          V       Property, Plant and Equipment


                                       10



                  Schedule VI Accumulated Depreciation, Depletion and Amortization of Property, Plant and Equipment

                  Schedule          VIII     Valuation and Qualifying Accounts

                  Schedule          IX       Short-Term Borrowings

                  Schedule          X        Supplementary Income Statement
                                             Information

         3.  EXHIBITS

The exhibit numbers in the following list correspond to the numbers assigned to such exhibits in the Exhibit Table of Item 601 of Regulation S-K.

EXHIBIT           DESCRIPTION OF DOCUMENT
-------           -----------------------
*3.1              Restated Articles of Incorporation of the Company.

*3.2              By-Laws of the Company, as amended.

*3.3              Underwriter's Warrant.

*3.4              Articles of Amendment to the Articles of Incorporation of the Company.

*4.1              Specimen certificate for shares of Common Stock of the Company.

**10.1            1987 Stock Option Plan.

**10.2            Investment Agreement between the company and Rhode Island Group Health Association, Inc.
                  ("RIGHA") dated December 31, 1985.

*10.3             Agreement between Tufts Associated Health Plan and the Company dated July 1, 1986.

*10.4             Form of Software License Agreement.

*10.5             Asset Purchase Agreement between the Company and Automated Business Centers, Inc. dated as of March 29, 1985.

*10.6             Amended HMO Software Agreement between RIGHA and the Company dated December 31, 1985.

**10.7            Amendment  dated  May  19,  1987  to  Facilities   Maintenance
                  Agreement  between the  Company  and RIGHA  dated  October 10,
                  1986.

**10.8            Cancellation  dated May 19, 1987 of Agreement  for  computer  Processing Services dated September 4, 1985.

*10.9             Subscription Agreement between Tufts Associated Health Plan and the Company dated as of July 1, 1986.

*10.10            OEM Agreement between the Company and Hewlett Packard dated August 19, 1986.

*10.11            Lease Agreement for 20 Catamore  Boulevard offices between the
                  Company and Novius IV Limited  Partnership  dated December 30,
                  1985.

*10.12            Promissory Note, Revolving Credit and Standby Letter of Credit Agreement between the
                  Company and Old Stone Bank dated August 29, 1985.


                                       11



*10.13            Nine percent debenture of the Company payable to DeBlois Oil Company dated January 27, 1986.

*10.14            Employment Agreement between the Company and Clinton L. Wright dated July 1, 1982.

*10.15            Orbis, Inc. Thrift 401(k) Plan and Trust.

***10.16          Agreement between All Care, Inc. and the Company dated August 19, 1986.

*****10.17        Joint Venture Agreement between Network Solutions, Inc. and the Company dated May 7, 1988.

****10.18         Agreement between Record Management Systems, Inc. and Orbis Medical, Inc. dated April 30, 1988.

****10.19         Agreement and Plan of Merger among Systems & Solutions, Inc., Orbis Medical, Inc. and the
                  Company dated April 30, 1988.

******10.20       Agreement between Rhode Island Group Health Association and the Company dated June 16, 1988.

******10.21       Settlement between Orbis Medical Inc. and Mark Towner, Douglas Barry and Alan Rowberry
                  (division known as Record Management Systems (RMS)) dated October 13, 1988.

******10.22       Stock Purchase and Call Option Agreement between the Company and Network Solutions Inc. dated March 13, 1989.

******10.23       1986 Stock Option Plan.

******11.2        Statement regarding Computation of Earnings Per Share.

*****13.1         1988 Annual Report to Shareholders.

****22.1          Subsidiaries of the Registrant.

*Incorporated herein by reference from the exhibits to the Company's Form S-18 Registration Statement No. 33-8184B filed with the Securities and Exchange Commission.

**Incorporated herein by reference from the exhibits to the Company's Form 10-K Annual Report for fiscal year ending 3/31/87 No. 0-15520 filed with the Securities and Exchange Commission.

***Incorporated herein by reference from the Company's Form 8 to the Form 10-K Annual Report for fiscal year ending 3/31/87 No. 0-15520 filed with the Securities Exchange Commission.

****Incorporated herein by reference from the exhibits to the Company's Form 10-K Annual Report for fiscal year ending 3/31/88 No. 0-15520 filed with the Securities and Exchange Commission.

*****Incorporated herein by reference from the company's Form 8 to the Form 10-K Annual Report for fiscal year ending 3/31/88 No. 0-15520 filed with the Securities Exchange Commission.

******Incorporated ;herein by reference from the Company's form 8 to the Form 10-K Annual Report for fiscal year ending 3/31/89 No. 0-15520 filed with the Securities and Exchange Commission.

(B)  REPORTS 8-K

A Form 8-K was filed on October 4, 1991

                                       12


A Form 8-K was filed on May 7, 1992

A Form 8-K was filed on October 21, 1993

An amended  Form 8-K was filed on January 21, 1994

A Form 8-K was filed on October 12, 1995


                                       13


Signatures

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              ORBIS, INC.



Date:    June 17, 1996                        By:   /s/   Pasquale Ruggieri
                                                 --------------------------
                                              Pasquale Ruggieri, Chief Executive
                                              Officer, President, Director



Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




Date:    June 17, 1996                        /s/ Pasquale Ruggieri
                                              ----------------------
                                              Pasquale Ruggieri, Chief Executive
                                              Officer, President, Director


Date:    June 17, 1996                        /s/ Arthur G. Jenkins
                                              ---------------------
                                              Arthur G. Jenkins, Secretary,
                                              Director


Date:    June 17, 1996                        /s/ Henry E. Tow
                                              ----------------
                                              Henry E. Tow, Treasurer, Director





                                       14












                          List of Financial Statements
                                     F1--F12










                           ORBIS, INC. AND SUBSIDIARY
                           ==========================




                        CONSOLIDATED FINANCIAL STATEMENTS
                                   YEARS ENDED
                             MARCH 31, 1996 AND 1995
                                      WITH
                          INDEPENDENT CERTIFIED PUBLIC
                               ACCOUNTANTS' REPORT












                                      F1


CAYER PRESCOTT
CLUNE CHATELLIER
CERTIFIED PUBLIC ACCOUNTANTS
PROVIDENCE, RHODE ISLAND


                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT



To the Shareholders of
Orbis, Inc. and Subsidiary


         We have audited the accompanying consolidated balance sheets of Orbis, Inc. and Subsidiary as of March 31, 1996 and 1995, and the related consolidated statements of operations and changes in shareholders' equity and cash flows for the years ended March 31, 1996, 1995, and 1994. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Orbis, Inc. and Subsidiary at March 31, 1996 and 1995, and the results of its operations and its cash flows for the years ended March 31, 1996, 1995 and 1994 in conformity with generally accepted accounting principles.

         The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 10 to the consolidated financial statements, the Company has experienced substantial operating losses in recent years. The Company's financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 10. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                          /s/  CAYER PRESCOTT CLUNE & CHATELLIER
May 31, 1996




                                      F2


                           ORBIS, INC. AND SUBSIDIARY
                           ==========================
                                 BALANCE SHEETS
                             MARCH 31, 1996 AND 1995


------------------------------------------------------------------------------------------------------------------------------------

                                     ASSETS
                                     ======
                                                                                                1996                   1995
                                                                                                ----                   ----
CURRENT ASSETS:
  Cash and cash equivalents.............................................................$        303          $         96
  Accounts receivable:
    Trade (net of allowance for doubtful accounts:  $126,466 in 1996 and 1995)..........
  Prepaid expenses......................................................................         100                   100
                                                                                        -------------------------------------
      TOTAL CURRENT ASSETS..............................................................         403                   196
                                                                                        -------------------------------------

EQUIPMENT, FIXTURES AND SOFTWARE, AT COST...............................................     585,031               585,031
  Less:  accumulated depreciation and amortization......................................    (585,031)             (585,031)
                                                                                        -------------------------------------
      NET EQUIPMENT, FIXTURES AND SOFTWARE..............................................           0                     0
                                                                                        -------------------------------------

OTHER ASSETS:
  Deposits..............................................................................                                1,765
                                                                                        -------------------------------------
      TOTAL OTHER ASSETS................................................................           0                    1,765
                                                                                        -------------------------------------

        TOTAL ASSETS....................................................................$        403              $     1,961
                                                                                        =====================================



                    LIABILITIES AND SHAREHOLDERS' DEFICIENCY
                    ========================================


CURRENT LIABILITIES:
  Current portion of long-term debt.....................................................                           $   96,500
  Accounts payable......................................................................                                8,535
  Accrued expenses:
    Professional fees...................................................................                                  500
    Due to related parties..............................................................                               36,044
    Interest to related party...........................................................                               94,050
                                                                                        -------------------------------------
      TOTAL CURRENT LIABILITIES.........................................................$           0                 235,629
                                                                                        -------------------------------------

LONG-TERM DEBT, NET OF CURRENT PORTION..................................................            0                  95,000
                                                                                        -------------------------------------

STOCKHOLDERS' DEFICIENCY:
  Common stock - $.01 par value; 10,000,000 shares authorized; 9,450,000 shares
    issued (6,318,782 in 1995)..........................................................        94,500                 63,188
  Paid-in capital.......................................................................     3,245,134              2,908,441
  Accumulated deficit...................................................................    (3,284,939)            (3,246,005)
                                                                                        --------------------------------------
      Total.............................................................................        54,695               (274,376)
  Less:  80,468 shares of treasury stock, at cost.......................................       (54,292)               (54,292)
                                                                                        --------------------------------------
      TOTAL SHAREHOLDERS' DEFICIENCY....................................................            403              (328,668)
                                                                                        --------------------------------------

        TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIENCY..................................$           403         $       1,961
                                                                                        =====================================



                       SEE NOTES TO FINANCIAL STATEMENTS.
------------------------------------------------------------------------------------------------------------------------------------


                                       F3




                           ORBIS, INC. AND SUBSIDIARY
                           ==========================
                            STATEMENTS OF OPERATIONS
                    YEARS ENDED MARCH 31, 1996, 1995 AND 1994


------------------------------------------------------------------------------------------------------------------------------------


                                                                           1996                  1995                  1994
                                                                           ----                  ----                  ----


OPERATING EXPENSES...................................................     $37,076               $  6,633            $  93,839
                                                                          ---------------------------------------------------

LOSS FROM OPERATIONS.................................................     (37,076)                (6,633)             (93,839)
                                                                         ----------------------------------------------------

OTHER INCOME (EXPENSE):
  Professional fees..................................................
  Interest expense...................................................                            (26,700)             (26,250)
  Accounts payable settlements.......................................                                                  18,319
  Miscellaneous income (loss)........................................      (1,858)                                        450
                                                                        -----------------------------------------------------
    OTHER INCOME (EXPENSE), NET......................................      (1,858)               (26,700)              (7,481)
                                                                        -----------------------------------------------------

NET LOSS.............................................................    $(38,934)              $(33,333)           $(101,320)
                                                                         ====================================================


LOSS PER SHARE.......................................................    $   (.01)              $   (.01)           $    (.01)




                       SEE NOTES TO FINANCIAL STATEMENTS.
------------------------------------------------------------------------------------------------------------------------------------


                                       F4


                           ORBIS, INC. AND SUBSIDIARY
                           ==========================
     CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIENCY)
                    YEARS ENDED MARCH 31, 1996, 1995 AND 1994

------------------------------------------------------------------------------------------------------------------------------------


                                            Preferred Stock                 Common Stock                Paid-in          Retained
                                       Shares           Amount        Shares             Amount         Capital          Earnings
                                       ------           ------        ------             ------         -------          --------


BALANCE, MARCH 31, 1993.............    400,000      $  400,000       5,913,782        $59,138         $2,509,312      $(3,111,352)

Conversion of preferred stock.......   (400,000)       (400,000)        400,000          4,000            396,000

Issuance of common stock............                                      5,000             50              3,129

Net loss for the year...............                                                                                      (101,320)
                                    ------------------------------------------------------------------------------------------------

BALANCE, MARCH 31, 1994.............          0               0       6,318,782         63,188          2,908,441       (3,212,672)

Net loss for the year...............                                                                                       (33,333)
                                    ------------------------------------------------------------------------------------------------

BALANCE, MARCH 31, 1995.............          0               0       6,318,782         63,188          2,908,441       (3,246,005)

Conversion of debt to equity........                                  3,131,218         31,312            336,693

Net loss for the year...............                                                                                       (38,934)
                                    ------------------------------------------------------------------------------------------------

BALANCE, MARCH 31, 1996.............           0    $         0       9,450,000        $94,500         $3,245,134      $(3,284,939)
                                    ================================================================================================






                                                Treasury Stock
                                            Shares          Amount           Total
                                            ------          ------           -----


BALANCE, MARCH 31, 1993.............        80,468         $54,292        $(197,194)

Conversion of preferred stock.......

Issuance of common stock............                                           3,179

Net loss for the year...............                                        (101,320)
                                    ------------------------------------------------

BALANCE, MARCH 31, 1994.............         80,468          54,292         (295,335)

Net loss for the year...............                                         (33,333)
                                    ------------------------------------------------

BALANCE, MARCH 31, 1995.............         80,468          54,292         (328,668)

Conversion of debt to equity........                                         368,005

Net loss for the year...............                                         (38,934)
                                    ------------------------------------------------
BALANCE, MARCH 31, 1996.............
                                             80,468         $54,292     $        403
                                    ================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.
------------------------------------------------------------------------------------------------------------------------------------


                                       F5






                           ORBIS, INC. AND SUBSIDIARY
                           ==========================
                            STATEMENTS OF CASH FLOWS
                    YEARS ENDED MARCH 31, 1996, 1995 AND 1994

------------------------------------------------------------------------------------------------------------------------------------


                                                                           1996                  1995                  1994
                                                                           ----                  ----                  ----

CASH PROVIDED BY:
  Operating activities:
    Net loss.........................................................    $(38,934)              $(33,333)           $(101,320)
    Items in net loss not affecting cash:
      Depreciation and amortization..................................                                                  68,126
      Write off of deposits..........................................       1,765
    Increase (decrease) in cash from changes in assets and liabilities:
        Accounts receivable..........................................                                                  25,000
        Prepaid expenses and deposits................................                                990
        Accounts payable.............................................                                                   6,774
        Accrued expenses.............................................      37,376                 33,770                6,270
                                                                      -------------------------------------------------------
          NET CASH PROVIDED BY OPERATING ACTIVITIES..................         207                  1,427                4,850
                                                                      -------------------------------------------------------


CASH USED FOR FINANCING ACTIVITIES:
    Repayment of long-term debt......................................                             (1,500)              (4,850)
                                                                     --------------------------------------------------------
          NET CASH USED FOR FINANCING ACTIVITIES.....................                             (1,500)              (4,850)
                                                                     --------------------------------------------------------

NET INCREASE (DECREASE) IN CASH......................................         207                    (73)                   0

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ........................          96                    169                  169
                                                                       ------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR...............................   $     303               $     96              $   169
                                                                        =====================================================



SUPPLEMENTAL  DISCLOSURES  OF CASH FLOW  INFORMATION:
  Cash paid during the year for:
    Interest......................................................... $         0               $      0              $     0
                                                                      =======================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.
------------------------------------------------------------------------------------------------------------------------------------

                                       F6




                            ORBIS INC. AND SUBSIDIARY
                            =========================
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    YEARS ENDED MARCH 31, 1996, 1995 AND 1994
--------------------------------------------------------------------------------

1.       SIGNIFICANT ACCOUNTING POLICIES

         PRINCIPLES OF CONSOLIDATION

                  On April 1, 1989 Orbis Acquisition, Inc. (a wholly-owned subsidiary) acquired all of the outstanding common stock of Systems and Solutions, Inc. and changed its name to Orbis Medical, Inc. All material intercompany transactions and balances have been eliminated in consolidation and are recorded using the purchase method of accounting.

         NATURE OF BUSINESS

                  The Company manufactures and markets application software products designed for use on Hewlett Packard computers by health maintenance organizations (HMOs) and furnishes related professional services to HMOs on customer-funded enhancements of the Company's software products.

                  The Company has suspended active business at the present time until anticipated corporate restructuring occurs.

         REVENUE RECOGNITION POLICY

                  Revenue  is   recognized   as  services  are   performed   and
         installations are completed.

         COMPUTER SOFTWARE DEVELOPMENT COSTS

                  Pursuant to the Financial Accounting Standards Board Statement No. 86, the Company capitalizes the cost of computer software to be sold, leased or otherwise marketed.

                  Expenses incurred to establish the technological feasibility of a product are expensed. Subsequent development costs are capitalized. The amounts amortized for the years ended March 31, 1996, 1995, and 1994 were $0, $0 and $68,079, respectively.


         PUBLIC STOCK OFFERING COSTS

                  Public stock offering costs have been netted against the proceeds from the offering.


         CASH EQUIVALENTS

                  The Company considers all highly liquid debt instruments, with maturities of three months or less, to be cash equivalents.


         EQUIPMENT, FIXTURES AND SOFTWARE

                  Equipment,   fixtures  and  software  are  recorded  at  cost.
         Depreciation and amortization are computed on the straight-line method over the assets' useful lives for financial reporting purposes.





                                                                     (CONTINUED)
--------------------------------------------------------------------------------

                                       F7




                            ORBIS INC. AND SUBSIDIARY
                            =========================
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    YEARS ENDED MARCH 31, 1996, 1995 AND 1994
--------------------------------------------------------------------------------

1.       SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         ORGANIZATION COSTS

                  Organization costs are amortized on a straight-line basis over a sixty month period. These costs are fully amortized as of March 31, 1994.


         OTHER MATTERS

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.



2.       EQUIPMENT, FIXTURES AND SOFTWARE


                  At March 31, 1996 and 1995, equipment, fixtures and software consist of the following:

                                                                                                1996                   1995
                                                                                                ----                   ----

                  Computer equipment....................................................    $   61,579            $    61,579
                  Purchased software programs...........................................        60,511                 60,511
                  Developed software programs...........................................       446,874                446,874
                  Office furniture and equipment........................................        16,067                 16,067
                                                                                            ---------------------------------
                    Total...............................................................       585,031                585,031
                  Less:  accumulated depreciation and amortization......................      (585,031)              (585,031)
                                                                                            ---------------------------------
                    NET EQUIPMENT, FIXTURES AND SOFTWARE................................    $        0            $         0
                                                                                            =================================



3.       LONG-TERM DEBT

                  Long-term debt at March 31, 1996 and 1995, is as follows:

                                                                                                  1996                1995
                                                                                                  ----                ----

         Settlement  agreement with a financial  institution totaling $18,000 in accordance with the following payment  schedule:  (1) $500 on or before
         June 30, 1994;  and (2) thirty five monthly  payments of $500,  due and payable on the first day of each month,  beginning August 1, 1994, with the final  monthly  payment due on or before June 1, 1997. In the event that the Company defaults on a payment, the financial institution shall be entitled to the full amount of the  settlement  including  all costs incurred and all  post-judgement  interest accrued.  During fiscal year ended March 31, 1996, this debt was assumed by certain shareholders in
         exchange for stock...................................................................     $0                $16,500
 .

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

                                       F8



                            ORBIS INC. AND SUBSIDIARY
                            =========================
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    YEARS ENDED MARCH 31, 1996, 1995 AND 1994
--------------------------------------------------------------------------------

3.       LONG-TERM DEBT (CONTINUED)

                                                                                                  1996                1995
                                                                                                  ----                ----

         Note payable to Celestial Management,  Ltd. The principal sum is due in installments as follows:  (1) $87,500 on September 30, 1991 or upon the closing date of a private  offering of any  securities  of the Company, whichever is earlier;  and (2) $87,500 or the entire principal  balance then due on July 31, 1998 or the closing  date for the public  offering of any  securities  of the Company  whichever  is earlier.  The Company agrees to pay interest on the unpaid  principal  balance from the issue date until payment in full, monthly, at a rate of 15 percent per annum:
         currently in default. During fiscal year ended March 31, 1996, this
         note was converted to common stock of the Company.....................................      0                175,000
                                                                                                 ----------------------------
                    Total long-term debt.......................................................                       191,500
                  Less:  current portion.......................................................      0                 96,500
                                                                                                 ----------------------------
                    NET LONG-TERM DEBT.........................................................     $0               $ 95,000
                                                                                                 ============================



                  Cash paid for interest during the years ended March 31, 1996, 1995 and 1994 was $0, $0, and $0, respectively.



4.       INCOME TAXES

                  The Company has adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Under this method, deferred income tax assets and liabilities are calculated based on their estimated effect on future cash flows. The new method generally differs from the former method because sources of taxable income other than reversals of existing taxable temporary differences are considered in the deferred tax calculations.

                  The net current and noncurrent deferred tax asset as presented in the accompanying balance sheet consists of the following:

         Deferred tax asset................................   $934,600
         Valuation allowance...............................   (934,600)
                                                             ---------
                                                             $       0
                                                             =========


                  The valuation allowance at March 31, 1995 was $921,400 representing a net increase of approximately $13,200.

                  The deferred tax asset balance is the result of net operating loss carryforwards.

                  A valuation allowance has been recorded for the deferred tax assets as it is more likely than not that the deferred tax asset will not be realized.

                  The Company has available research activities credits, investment tax credits and jobs tax credit carryforwards totaling approximately $167,000 expiring at various dates through 2005, and a net operating loss carryforward of approximately $2,700,000 expiring at various dates through 2005.

                                                                     (CONTINUED)
--------------------------------------------------------------------------------



                                       F9


                            ORBIS INC. AND SUBSIDIARY
                            =========================
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    YEARS ENDED MARCH 31, 1996, 1995 AND 1994
--------------------------------------------------------------------------------

5.       RELATED PARTY TRANSACTIONS

                  In June of 1990, Jonathan Alan Group, Inc., a related party, assumed $229,009 in debt owed to a former shareholder. Jonathan Alan Group, Inc. agreed to convert $129,009 of this assumed obligation into 1,822,714 shares of common stock. The remaining $100,000 was recorded as a note payable, however as of March 31, 1991, no formal note has been executed. In September 1991, the note was converted into 100,000 shares of one dollar par value preferred stock convertible into common stock of the Company as explained in Note 10. On June 16, 1993, the Board of Directors authorized the Company to convert the preferred stock into 100,000 shares of the Company's common stock.

                  On August 22, 1991, the Company acquired all assets and rights to a yogurt chain from Celestial Management, Ltd. The yogurt chain was acquired by the Company through the issuance of two secured promissory notes for $300,000 and $175,000 to Celestial Management, Ltd. In September of 1991, the $300,000 promissory note was paid by the issuance of 300,000 shares of one dollar par value preferred stock convertible into common stock of the Company as explained in Note 10. On September 30, 1991, a principal payment of $87,500 was due on the $175,000 promissory note. As of March 31, 1992, no payment has been made and the note is considered to be in default. On June 16, 1993, the Board of Directors authorized the Company to convert the preferred stock into 300,000 shares of the Company's common stock. On November 15, 1995, this $175,000 note plus $94,050 of accrued interest was converted into 1,350,000 shares of common stock and 100,000 warrants.

                  The Company has received advances from a partnership, in which the partners are also Directors or shareholders of the Company. The amounts due to the partnership are payable upon demand. Interest is payable at the applicable federal rate. The amounts due to the partnership for the years ended March 31, 1996 and 1995, is $0 and $36,044, respectively. During fiscal year ended March 31, 1996, these advances were converted to common stock of the Company.


6.       COMMON STOCK TRANSACTIONS

                  On June 16, 1993, the Company converted 400,000 shares of preferred stock into 400,000 shares of common stock. Also on this date, the Company issued 5,000 shares of common stock as part of payment in full of their outstanding balance with a creditor.

                  On November 16, 1995, the Company converted all of its debt into equity and issued 3,131,218 shares of common stock. Of this debt, $82,456 was due to related parties, $191,500 plus accrued interest of $94,050 was due to third parties for a grand total of $368,006.

                  The Company also issued 100,000 three year warrants to purchase additional shares of common stock at $.0777 to a third party in the conversion. (Upon execution of the reverse stock split discussed in Note 12, the purchase price will increase to $1.40.)



7.       PREFERRED STOCK TRANSACTIONS

                  The Company converted the $300,000 note payable to Celestial Management, Inc. as well as a prior $100,000 debenture payable to Jonathan Alan into preferred stock of the Company. See Note 5.

                  On June 16, 1993, the Board of Directors authorized the Company to convert the 400,000 shares of preferred stock into 400,000 shares of common stock.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------


                                      F10



                            ORBIS INC. AND SUBSIDIARY
                            =========================
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    YEARS ENDED MARCH 31, 1996, 1995 AND 1994
--------------------------------------------------------------------------------

8.       STOCK OPTIONS

                  An aggregate of 400,000 shares of common stock is reserved for issuance under the Company's 1987 Stock Option Plan (the "1987 Plan"), which was approved by the Board of Directors as of December 17, 1987, amended on July 26, 1988 and ratified by the stockholders of the Company on September 7, 1988. The terms of the 1987 Plan are identical to those of the 1986 Plan, except that (i) the employees need not agree in writing to remain in the employ of the Company for one year after being granted an option to be eligible to exercise it but will not be granted options until they have served for one year; (ii) directors of the Company who have served as directors for a period of at least one full year (except for directors who are full-time employees of the Company) are eligible to be granted options; and (iii) the Company does not have a repurchase option in the event that the employee competes directly or indirectly with the Company during the period of employment or for two years thereafter, as the 1986 Plan does.

                  On December 1, 1988, the Company authorized the issuance of stock options under the 1987 Plan to all qualified Directors of the Company who have served for at least one year in the amount of 10,000 shares to each Director at 80 percent of the market value of the Company's common stock as of December 1.



9.       EARNINGS PER SHARE

                  Earnings per share amounts are computed based on the weighted average number of shares outstanding plus the shares that would be outstanding assuming the exercise of dilutive stock options, which are considered to be common stock equivalents. The number of shares used in the computations was 9,450,000 in 1996 and 6,318,782 in 1995.




10.      CONTINUING OPERATIONS

                  The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained substantial operating losses in recent years due to the depressed conditions of health maintenance organizations. The Company has used substantially all of its working capital to maintain the corporate existence.

                  In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, and resumption of operations.

                  In an effort to maintain the value of its HMO software products, the Company is attempting to negotiate license agreements which, if successful, could provide the Company with future royalties.

                  As discussed in Note 5, a related party, is currently providing necessary operating cash flow through cash infusions.

                  The related party's current intent is to seek a sale or merger of the Company, as discussed in Note 12.



                                                                     (CONTINUED)

--------------------------------------------------------------------------------


                                      F11



                            ORBIS INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    YEARS ENDED MARCH 31, 1996, 1995 AND 1994
--------------------------------------------------------------------------------

11.      ACCOUNTS PAYABLE SETTLEMENTS

                  In  exchange  for  partial  payments,   certain  vendors  have
         forgiven remaining amounts owed to them for services and products acquired by the Company in previous years.



12.      SUBSEQUENT EVENTS

                  The Company has entered into a letter of intent with Triple I Corporation (a manufacturer of optical imaging machinery) whereby Orbis, Inc. will exchange up to 90% of common stock for 100% of Triple I Corporation's common stock; conduct a reverse stock split, and change its name to Industrial Imaging Corporation.




































                                                                     (CONCLUDED)
--------------------------------------------------------------------------------



                                      F12









                          Financial Statement Schedule
                                    S1 - S6








                                                                                                                         SCHEDULE II
                           ORBIS, INC. AND SUBSIDIARY
                           ==========================
            AMOUNTS RECEIVABLE FROM RELATED PARTIES AND UNDERWRITERS, PROMOTERS,
              AND EMPLOYEES OTHER THAN RELATED PARTIES.

                    YEARS ENDED MARCH 31, 1996, 1995 AND 1994

------------------------------------------------------------------------------------------------------------------------------------


          Column A          Column B    Column C                     Column D                                    Column E
          --------          --------    --------                     --------                                    --------

                           Balance at                                Deductions                          Balance at end of Period
                                                                     ----------                          ------------------------
                            Beginning                     (1)                          (2)                 (1)          (2)
        Name of Debtor      of Period   Additions  Amounts Collected           Amounts Written Off       Current    Net Current
        --------------      ---------   ---------  -----------------           -------------------       -------    -----------

Year ended March 31, 1996    $- 0 -                                                                                    $- 0 -

Year ended March 31, 1995    $- 0 -                                                                                    $- 0 -

Year ended March 31, 1994    $- 0 -                                                                                    $- 0 -





------------------------------------------------------------------------------------------------------------------------------------



                                       S1



                                                                                                                          SCHEDULE V

                           ORBIS, INC. AND SUBSIDIARY
                           ==========================
                          PROPERTY, PLANT AND EQUIPMENT
                    YEARS ENDED MARCH 31, 1996, 1995 AND 1994

------------------------------------------------------------------------------------------------------------------------------------

          Column A                  Column B    Column C    Column D             Column E                      Column F
          --------                  --------    --------    --------             --------                      --------

                                   Balance at
                                    Beginning   Additions                    Other Changes Add                Balance at
        Classification              of Period    at cost    Retirements      (Deduct) Describe               End of Period
        --------------              ---------    -------    -----------       ----------------               -------------


  Computer equipment............. $  61,579                                                                  $  61,579
  Purchased software programs....    60,511                                                                     60,511
  Developed software programs....   446,874                                                                    446,874
  Leasehold improvements.........    16,067                                                                     16,067

YEAR ENDED MARCH 31, 1995:
  Computer equipment............. $  61,579                                                                  $  61,579
  Purchased software programs....    60,511                                                                     60,511
  Developed software programs....   446,874                                                                    446,874
  Office furniture and equipment.    16,067                                                                     16,067

YEAR ENDED MARCH 31, 1994:
  Computer equipment............. $  61,579                                                                  $  61,579
  Purchased software programs....    60,511                                                                     60,511
  Developed software programs....   446,874                                                                    446,874
  Office furniture and equipment.    16,067                                                                     16,067



------------------------------------------------------------------------------------------------------------------------------------



                                       S2




                                                                                                                         SCHEDULE VI

                           ORBIS, INC. AND SUBSIDIARY
                           ==========================
 ACCUMULATED DEPRECIATION, DEPLETION AND AMORTIZATION OF PROPERTY, PLANT AND EQUIPMENT
                    YEARS ENDED MARCH 31, 1996, 1995 AND 1994

------------------------------------------------------------------------------------------------------------------------------------

          Column A                           Column B          Column C     Column D          Column E            Column F
          --------                           --------          --------     --------          --------            --------

                                            Balance at
                                             Beginning         Additions                  Other Changes Add      Balance at
        Classification                       of Period          at cost     Retirements   (Deduct) Describe     End of Period
        --------------                       ---------          -------     -----------    ----------------     -------------


YEAR ENDED MARCH 31, 1996:
  Computer equipment...................    $  61,579                                                            $  61,579
  Purchased software programs..........       60,511                                                               60,511
  Developed software programs..........      446,874                                                              446,874
  Leasehold improvements...............       16,067                                                               16,067

YEAR ENDED MARCH 31, 1995:
  Computer equipment...................    $  61,579                                                            $  61,579
  Purchased software programs..........       60,511                                                               60,511
  Developed software programs..........      446,874                                                              446,874
  Office furniture and equipment.......       16,067                                                               16,067

YEAR ENDED MARCH 31, 1994:
  Computer equipment...................    $  61,579                                                            $  61,579
  Purchased software programs..........       60,511                                                               60,511
  Developed software programs..........      378,795          $68,079                                             446,874
  Office furniture and equipment.......       16,067                                                               16,067




------------------------------------------------------------------------------------------------------------------------------------



                                       S3





                                                                                                                       SCHEDULE VIII
                           ORBIS, INC. AND SUBSIDIARY

                        VALUATION AND QUALIFYING ACCOUNTS
                    YEARS ENDED MARCH 31, 1996, 1995 AND 1994

------------------------------------------------------------------------------------------------------------------------------------



                                             Balance at
                                             Beginning     Charged to Costs   Charged to Other      Deductions -    Balance at end
            Decription                       of Period       and Expenses    Accounts - Describe      Describe       of the period
            ----------                       ---------       ------------    -------------------      --------       -------------


YEAR ENDED MARCH 31, 1996
 Deducted from asset accounts:
    Allowance for doubtful accounts.........   $126,466                                                               $126,466


YEAR ENDED MARCH 31, 1995:
 Deducted from asset accounts:
    Allowance for doubtful accounts.........   $126,466                                                               $126,466


YEAR ENDED MARCH 31, 1994:
 Deducted from asset accounts:
    Allowance for doubtful accounts.........   $126,466                                                               $126,466


------------------------------------------------------------------------------------------------------------------------------------




                                       S4


                                                                                                                         SCHEDULE IX

                           ORBIS, INC. AND SUBSIDIARY
                           ==========================
                              SHORT TERM BORROWINGS

------------------------------------------------------------------------------------------------------------------------------------

 Column A               Column B               Column C            Column D             Column E               Column F
----------              --------               --------            --------             --------               --------


                                                                                                               Weighted
                                                                     Maximum             Average                average
Category of                                     Weighted             amount              amount                interest
aggregate                 Balance                average           outstanding         outstanding               rate
short-term                at end                interest             during              during                 during
borrowings               of period                rate             the period          the period             the period


Notes payable to banks
(bank borrowings):

FYE 3/31/96              $      0                   N/A                 N/A                N/A                    N/A

FYE 3/31/95              $      0                   N/A                 N/A                N/A                    N/A

FYE 3/31/94              $      0                   N/A                 N/A                N/A                    N/A




         The average amount outstanding during the period represents the average daily principal balances outstanding during the period.

         The weighted average interest rate during the period was computed by dividing the actual interest incurred on short-term borrowings by the average short-term borrowings.




------------------------------------------------------------------------------------------------------------------------------------


                                       S5


                                                                                                                       EXHIBIT 11.2


                           ORBIS, INC. AND SUBSIDIARY
                           ==========================
                 STATEMENT RE: COMPUTATION OF EARNINGS PER SHARE
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended March 31
                                                                                     -------------------

                                                                         1996                  1995                  1994
                                                                         ----                  ----                  ----

Primary:
  Weighted average shares outstanding............................       7,494,061              6,238,314            6,237,287

Net loss.........................................................     $   (38,934)           $   (33,333)         $  (101,320)
                                                                      -------------------------------------------------------

Loss per share...................................................     $      (.01)           $      (.01)         $      (.02)
                                                                     ========================================================




















------------------------------------------------------------------------------------------------------------------------------------






                                       S6




                                                                       EXHIBIT G



                              TRIPLE I CORPORATION

                                  BALANCE SHEET

                               as of June 30, 1996
                                   (unaudited)




                                                                                             1996                  1995
Current assets:                                                                         -------------         -------------
  Cash                                                                                   $     79,100         $      20,283
  Accounts receivable, net of allowance for doubtful accounts
         of $20,000                                                                           118,367               114,119
  Inventory                                                                                   842,031               260,377
  Prepaid expenses                                                                             18,074                32,268
                                                                                        -------------         -------------

         Total current assets                                                               1,054,485               928,047

Property and equipment, net                                                                    42,219                67,475

Patents, net                                                                                  141,666               247,916

Other assets                                                                                   10,786                10,786
                                                                                        -------------         -------------
         Total assets                                                                     $ 1,249,156           $ 1,254,244
                                                                                          ===========           ===========

     LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Notes payable                                                                               481,776             1,234,747
  Accounts payable                                                                            614,435               186,276
  Deferred revenue                                                                            150,250               481,842
  Accrued expenses                                                                            791,577               546,640
                                                                                        -------------         -------------

         Total current liabilities                                                          2,038,078             2,449,505

Shareholders' equity
    Common stock, par value $.01 per share, authorized
      8,700,000 shares, 4,367,037 shares issued and
      outstanding at June 30, 1996                                                             43,670                   783

    Series A Preferred  Stock,  par value $.01 per share,  authorized  1,000,000 shares, 633,200 shares issued
      and outstanding at June 30, 1996                                                          6,332                   317

    Series B  Preferred  Stock,  par value  $.01 per share,  authorized  300,000 shares, 0 shares issued and outstanding at June 30, 1996

      Additional paid-in capital                                                            5,364,104             2,786,123

      Accumulated deficit                                                                 ( 6,203,028)          ( 4,556,504)
                                                                                          ------------          ------------

         Total shareholders' equity (deficit)                                             (   833,399)          ( 1,769,281)
                                                                                          ------------          ------------

         Total liabilities and shareholders` equity (deficit)                            $  1,233,888           $ 1,254,224
                                                                                          ============           ===========




                              TRIPLE I CORPORATION

                             STATEMENT OF OPERATIONS

                        for the nine months ended June 30
                                   (unaudited)




                                                                                   1996                     1995
                                                                                -----------             ------------
Revenues                                                                         $1,174,986                 $711,219

Cost of revenues                                                                    976,766                  642,329
                                                                               ------------             ------------
Gross profit                                                                        198,219                   68,890
                                                                               ------------             ------------

Operating expenses:
  Research and development                                                          586,933                  396,404
  Sales and marketing                                                               188,611                  155,782
  General and administrative                                                        705,160                  640,336
                                                                               ------------             ------------
         Total operating expenses                                                 1,478,705                1,192,522
                                                                               ------------             ------------
Loss from operations
                                                                                 (1,280,485)              (1,123,632)
 Other income (expense):
   Interest expense                                                                (111,306)                 (92,816)
   Other                                                                            150,557                 (  3,388)
                                                                               ------------             ------------
         Other income (expense), net                                                 10,749                 ( 96,204)

         Loss before income taxes                                               ( 1,291,234)             ( 1,219,836)

Provision for income taxes                                                      -----------              -----------

         Net loss                                                              $ (1,291,234)            $ (1,219,836)
                                                                               ============             ============







                                               TRIPLE I CORPORATION

                                              STATEMENT OF CASH FLOWS

                                         for the nine months ended June 30
                                                    (unaudited)



                                                                                             1996                    1995
                                                                                            ------                  ------

Cash flows from operating activities:                                                   $(1,291,234)           $(1,219,836)
  Net loss
  Adjustments to reconcile net loss to net cash used in operating activities:
         Forgiveness of debt                                                               (100,000)
         Depreciation                                                                         26,970                 17,317
         Amortization                                                                         79,688                 79,688
         Changes in assets and liabilities:
           Accounts receivable                                                              (74,993)                127,545
           Inventory                                                                        (47,210)              (268,039)
           Prepaid expenses                                                                 ( 9,477)               (22,467)
           Accounts payable                                                                  315,102                    409
           Other assets                                                                                               (310)
           Deferred revenue                                                                (529,475)                230,987
           Accrued expenses                                                                  261,795                 72,854
                                                                                     ---------------          -------------

                      Net cash used in operating activities                              (1,368,794)              (981,852)
                                                                                     ---------------          -------------

Cash flows from investing activities:
 Capital expenditures                                                                       (19,009)                  -
                                                                                     ---------------          -------------
Cash flows from financing activities:
  Proceeds from issuance of nonconvertible debt                                               93,720                602,135
  Proceeds from issuance of stock (net)                                                    1,356,246                400,000
                                                                                     ---------------          -------------
                  Net cash provided from financing activities                              1,449,966              1,002,135
                                                                                     ---------------          -------------

                  Net increase in cash                                                        62,163                 20,283

Cash, beginning of period                                                                      6,218                  -
                                                                                     ---------------          -------------

Cash, end of period                                                                  $        68,381          $      20,283
                                                                                     ===============          =============


Supplemental cash flows information:
  Cash paid during the period for interest                                           $        23,804          $      53,231
                                                                                     ===============          =============

Non-cash items:

  Debt and accrued interest converted to equity during the period                        $ 1,270,637           $      -
                                                                                         ===========           ============






                              TRIPLE I CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 1996



Note A - Basis of Presentation

The accompanying financial statements of the Company as of June 30, 1996 and for the nine months then ended are unaudited, but in the opinion of management include all normal and recurring adjustments necessary for a fair presentation of the results for the interim period. The results of operations for the nine months ended June 30, 1996 are not necessarily indicative of the results of operations to be expected for the full year or any future period.

Note B - Inventories

Inventories are stated at the lower of cost or market. Cost is determined on a first-in, first-out (FIFO) basis. At June 30, inventories consist of the following:



         Raw materials                     $ 819,818
         Work in process                      22,213
         Finished goods                         -
                                              ------

                                           $ 842,031
                                           =========



Note C - Shareholders' Equity

The Company's Board of Directors approved a 20-for-1 stock split of the common and preferred stock in February, 1996. Accordingly, share amounts of common and preferred stock have been adjusted to reflect the split.


In October, 1995, the company issued warrants to purchase 255,000 shares of common stock in conjunction with loans of $255,000 to the company from shareholders. The warrants are convertible at a price of $1.00 per share and expire on October 13, 1998. At date of issuance, the value of the warrants was not material.

From February 1996 through April 1996, the Company raised $880,000 through Schneider Securities, Inc. (the "Placement Agent") from a private placement of equity securities. In accordance with the private placement, the Company issued to the placement agent warrants for the purchase of 88,000 shares of common stock exercisable on April 27, 1997 at an exercise price of $1.20 per share. In addition, the Company issued warrants to purchase 44,000 shares of the Company's common stock to legal counsel in conjunction with the private offering. At date of issuance, the value of the warrants was not material. During the quarter ending June 30, 1996, the Company raised an additional $650,000 of equity through the sale of common stock.







As of June 30, 1996, the Company had not repaid various borrowings that had become due. The Company and certain debtholders agreed to extend the maturity on $200,000 in notes until October 23, 1996. In February, 1996, the Company and various debt holders entered into an agreement to convert $1,270,637 of unpaid debt and interest into 1,270,637 shares of the Company's common stock. In addition, one debtholder agreed to forgive $100,000 of debt in exchange for warrants to purchase 150,000 shares of the Company's common stock at $1.00 per share through February 6, 1999.

Note D - Related Party Transactions

In March, 1996, the Company entered into a purchase agreement with Centennial Technologies, Inc. whereby Centennial has agreed to purchase components and materials up to $3 million for the Company and resell them to the Company. The Company has agreed to pay Centennial upon full payment from the Company's customers as systems are sold. The agreement is effective until June 30, 1997 and purchases must be specifically authorized by Centennial. As of June 30, 1996, Centennial had authorized purchases for the first $750,000. In accordance with the agreement, the Company paid a one time fee of $200,000, which is included in General and Administrative expense.

Note E - Subsequent Event

On November 16, 1995, the Board of Directors of the Company approved a merger with Orbis, Inc. ("Orbis"), a publicy-held shell, whose only activity has been expenses during the fiscal year relating to filing fees and minimal overhead costs. Orbis has had no significant revenue for the last four fiscal years. At this time, Orbis is in the process of filing an information statement with the Securities and Exchange Commission which will enable Triple I to acquire 90% of the outstanding common stock of Orbis. Orbis has received approval from its Board of Directors and has received proxies voting in favor of the transaction from holders of approximately 57.5% of the outstanding common stock. The transaction will be accounted for as a capital stock transaction and will be treated as a recapitalization of Triple I with Triple I as the acquiror (reverse acquisition). We expect to record the transaction as the issuance of stock and will charge to stockholders' equity any costs of the transaction, with no goodwill recorded. Pro forma information giving effect to the transaction as if it took place June 30, 1995, has not been presented as Orbis is a public shell and pro forma information would not be meaningful.